UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21829

BBH TRUST

On behalf of the following series:

BBH Core Select

BBH Global Core Select

BBH Partner Fund - International Equity

BBH Limited Duration Fund

BBH Intermediate Municipal Bond Fund

(Exact name of registrant as specified in charter)

140 Broadway, New York, NY 10005

(Address of principal executive offices) (Zip Code)

Corporation Services Company

2711 Centerville Road, Suite 400, Wilmington, DE 19808

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 575-1265

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Item 1. Report to Stockholders.

Annual Report

OCTOBER 31, 2017

BBH CORE SELECT

BBH CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2017

BBH Core Select (the “Fund” or “Core Select”) rose by 18.7% net of fees, as adjusted for distributions, during its fiscal year ending October 31, 2017. During the same twelve-month period, the S&P 500 Index (“S&P 500”) returned 23.6%. For the five years ending October 31, 2017, Core Select returned 10.7% per year, which compares to annualized returns of 15.2% for the S&P 500 over the same period.

The Fund seeks to provide investors with long-term growth of capital and to generate attractive returns over time. Our primary goal in managing Core Select is to provide attractive compounded returns over full market cycles in a risk-conscious way. Our investment decisions are driven by fundamental business analysis, a value-oriented approach and a long-term ownership perspective. We look for companies that possess all, or most, of the following business and financial attributes: (i) essential products and services, (ii) loyal customers, (iii) leadership in an attractive market niche or industry, (iv) sustainable competitive advantages, (v) high returns on invested capital, and (vi) strong free cash flow. We believe businesses that have these traits are better positioned to create value for shareholders through varying economic and market environments. In addition, we focus on companies whose managers have high levels of integrity, are excellent operators, and are good capital allocators. Pursuant to our goal of reducing the risk of permanent capital loss on any single investment, we work to explicitly identify key risks outside of company management’s control so that we can fully consider the range of potential outcomes for each business. For companies that meet our investment criteria and desired risk profile, we use cash-flow based models to establish an estimated range of intrinsic value per share, then seek to make purchases at a meaningful discount to this range in order to create a valuation margin of safety. We maintain a buy-and-own approach with holding periods often reaching 3-5 years or longer. We will typically sell an investment if it appreciates to a level near our estimate of intrinsic value. Neither our short-term nor long-term return objectives are predicated on benchmark comparisons. As a result, the performance of Core Select will likely differ meaningfully — both positively and negatively — from major indexes at various points within a long-term market cycle as we maintain our independent perspective and focus on long-term compounding.

Fiscal 2017 marked another year of strong gains in a long-running equity market expansion that dates to early 2009. Throughout this period, muted growth trends in the global economy have been more than offset by corporate margin expansion, share repurchases, loose monetary policies and more recently, bullish views regarding tax relief and the easing of business regulations in the U.S. Particularly in the years since March 2013 (at which point the S&P 500 Index surpassed its previous record high from 2007), we believe that market performance has been heavily influenced by i) investors’ collective reach for capital gains in the absence of attractive yields, ii) a growing willingness to capitalize low discount rates into valuation assessments, and iii) a sense of complacency derived reflexively from the length of the market expansion and the suppression of volatility. These dynamics are closely related and have resulted in a significant expansion of trading multiples, suggesting a higher level of risk acceptance overall. Within this four-and-a-half-year timespan, the wide outperformance of growth stocks in general (and a small

2

BBH CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2017

population of large-cap momentum leaders in particular) stand as evidence of the prevailing market views, in our opinion. Stated differently, many investors appear to be primarily concerned about capturing additional upside and keeping pace with equity indices. In this context, we remain cautious regarding valuation levels and the potentially disruptive effects of swelling global debt levels, monetary policy overreach and the buildup of one-way bets behind factors such as momentum and low volatility. For Core Select, we remain focused on our fundamental principles and our valuation discipline with the goal of maintaining a quantitative and qualitative margin of safety in each of our holdings and delivering attractive compound returns over long periods of time.

During fiscal 2017 we initiated positions in Nielsen NV, Sabre Corp. and Kroger Co. Nielsen provides independent media and retail measurement and analysis services to large commercial customers worldwide in several industries. The breadth and quality of Nielsen’s data and tools, as well as the embedded nature of these services within customers’ day-to-day workflows and strategic planning create key competitive advantages, in our view. Sabre serves the global travel market through its two core businesses: Travel Network, a global distribution system that links suppliers and travelers; and Airline & Hospitality Solutions, a provider of software solutions to air carriers and hotels. We see a strong and durable growth opportunity for Sabre as it provides valuable intermediation and optimization solutions for both the supply and demand sides of a large and fragmented global market. Kroger is a leading U.S. grocery retailer with important competitive advantages driven by its scale, data-driven merchandising capabilities and robust private-label business. While grocery is a highly competitive category that is currently challenged by price deflation and changes in consumer habits, we believe that Kroger’s operational strengths and skilled management team will allow the Company to maintain an industry leadership position and deliver consistent cash flows.

We exited several positions during the fiscal year: our three holdings in the energy industry (Occidental Petroleum, Schulmberger Ltd. and EOG Resources), and also Progressive Corp., Wal-Mart Stores and Bed Bath & Beyond. At the beginning of fiscal 2017, we completed an extensive review of our oil and gas investments, focusing on the industry’s fit with our investment criteria, the long-term implications of key developments affecting supply and demand, and our confidence level in determining intrinsic values for the businesses. After weighing these factors, we elected to disinvest from the sector and to redeploy the assets into areas that represented a better overlap with our investment objectives. Rebounding commodity prices and the resulting appreciation in energy sector share prices during 2016 gave us an opportunity to complete this action on advantageous terms.

We sold our positions in Progressive and Wal-Mart as the stocks achieved our estimates of intrinsic value per share. Both are high quality, well-run companies that have structural competitive advantages in their respective industries. In a disappointing development, we sold our position in Bed Bath & Beyond at a substantial loss as the fundamental performance of the business deteriorated relative to our prior

financial statements october 31, 2017	3

BBH CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2017

expectations. Difficult transitions in the Company’s business model, consumer behavior and the retail competitive environment reduced our level of certainty regarding the range of potential long-term outcomes for the business.

The Fund’s largest positive contributors in fiscal 2017 were PayPal Holdings, Oracle Corp., Berkshire Hathaway Inc. and Alphabet Inc. PayPal continued to report strong revenue and earnings trends throughout the year driven mainly by very favorable secular trends for online and mobile payments as well as better-than-expected operating leverage and cash flow generation. Oracle’s earnings results in the second half of the Fund’s fiscal year confirmed strong growth in its cloud applications businesses, increasing adoption of its enterprise cloud platform and infrastructure businesses, and a pickup in core database as a new product cycle began. Oracle has executed well strategically while also improving its cost structure. Berkshire Hathaway shares have benefited from consistent fundamental performance among the underlying operating businesses, rising asset values in the investment portfolio and expectations of firming premiums in the insurance businesses. Alphabet shares traded to an all-time high bolstered by continued strong growth in core advertising as well as growth in video, cloud computing and other promising areas of the business.

Our largest detractors during fiscal 2017 were Discovery Communications, QUALCOMM Inc. and Bed Bath & Beyond. Discovery’s primary challenges have been U.S. cable subscriber losses and ratings-driven pressure on advertising revenue — both of which are tied to changes in consumer’s viewing habits and the rise of new competitors and business models within media. Moreover, Discovery’s proposed purchase of Scripps Networks has been greeted skeptically among investors, with many questioning whether the deal can strengthen the combined companies’ market positioning. We believe that Discovery has strong content franchises, attractive global diversification and a reasonably attractive set of options to navigate consumers’ continued movement toward online and mobile video. Nevertheless, we are keenly focused on the challenges facing the business as we consider the range of long-term outcomes.

QUALCOMM shares fell during Core Select’s fiscal year 2017 as a series of legal challenges from regulators and certain large customers emerged. While the grievances differ in their specifics, they are linked by a common assertion that the Company’s business model and market position are believed to be monopolistic and coercive. QUALCOMM has long been a recognized leader in the development and commercialization of essential wireless technologies. We believe that its intellectual property and semiconductor products will remain essential to device manufacturers and mobile operators worldwide, and that the Company will be appropriately compensated for its efforts. Just after the close of the fiscal year, QUALCOMM received an unsolicited bid to be acquired by Broadcom Ltd. at a substantial premium to the extant share price.

4

BBH CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2017

As of October 31, 2017, Core Select held positions in 27 companies, with approximately 49% of the assets in the ten largest holdings. The Fund ended the fiscal year trading at roughly 87% of our weighted average underlying intrinsic value estimates. Our portfolio trims and sales offset our purchases, and our year-end cash position rose modestly to 7%. We experienced continued net outflows from the Fund throughout the year and rebalanced our holdings periodically as necessary.

financial statements october 31, 2017	5

BBH CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2017

Growth of $10,000 Invested in BBH Core Select

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund over the ten years ended October 31, 2017 as compared to the S&P 500.

$28,000
$22,000
$16,000
$10,000
$4,000
10/31/07
10/31/08
10/31/09
10/31/10
10/31/11
10/31/12
10/31/13
10/31/14
10/31/15
10/31/16
10/31/17
$22,040
$20,638
BBH Core Select*
S&P 500

Total Return for the Period Ended October 31, 2017			
	One Year	Five Years (Annualized)	Ten Years (Annualized)
Class N	18.70%	10.70%	8.22%
Class R	18.40%	10.41%	N/A

* net of fees and expenses

The annualized gross expense ratios as in the February 28, 2017 prospectus for Class N and Retail Class shares were 1.01% and 1.33%, respectively.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities. The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Fund shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. Returns do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

6

BBH CORE SELECT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of BBH Core Select:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Core Select, a series of BBH Trust (the “Trust”), as of October 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBH Core Select as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 22, 2017

financial statements october 31, 2017	7

BBH CORE SELECT

PORTFOLIO ALLOCATION
October 31, 2017

SECTOR DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stocks:
Basic Materials	$156,101,576	5.7%
Communications	461,402,275	16.8
Consumer Cyclical	68,136,826	2.5
Consumer Non-Cyclical	938,304,702	34.3
Financials	511,587,943	18.7
Industrials	46,230,567	1.7
Technology	360,119,446	13.1
Repurchase Agreements	118,000,000	4.3
U.S. Treasury Bills	74,861,167	2.7
Cash and Other Assets in Excess of Liabilities	4,255,510	0.2
NET ASSETS	$2,739,000,012	100.0%

All data as of October 31, 2017. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

8

BBH CORE SELECT

PORTFOLIO OF INVESTMENTS
October 31, 2017

Shares		Value
	COMMON STOCKS (92.8%)
	BASIC MATERIALS (5.7%)
744,968	Celanese Corp. (Series A)	$77,707,612
536,504	Praxair, Inc.	78,393,964
	Total Basic Materials	156,101,576

	COMMUNICATIONS (16.8%)
167,678	Alphabet, Inc. (Class C)[1]	170,468,162
4,423,676	Comcast Corp. (Class A)	159,385,046
3,241,263	Discovery Communications, Inc. (Class C)[1]	57,726,894
2,469,795	Liberty Global, Plc. (Class C) (United Kingdom)[1]	73,822,173
	Total Communications	461,402,275

	CONSUMER CYCLICAL (2.5%)
2,998,980	Liberty Interactive Corp. QVC Group (Class A)[1]	68,136,826
	Total Consumer Cyclical	68,136,826

	CONSUMER NON-CYCLICAL (34.3%)
375,666	Dentsply Sirona, Inc.	22,941,923
721,381	Diageo, Plc. ADR (United Kingdom)	98,836,411
625,913	FleetCor Technologies, Inc.[1]	103,444,641
479,250	Henry Schein, Inc.[1]	37,669,050
2,234,524	Kroger Co.	46,254,647
654,050	Nestle SA ADR (Switzerland)	55,090,631
1,660,410	Nielsen Holdings, Plc. (United Kingdom)	61,551,399
1,605,487	Novartis AG ADR (Switzerland)	132,581,116
1,235,889	PayPal Holdings, Inc.[1]	89,676,106
839,529	Perrigo Co., Plc. (Ireland)	67,993,454
2,725,986	Sabre Corp.	53,320,286
1,169,458	Unilever NV (NY Shares) (Netherlands)	67,781,786
1,585,134	Zoetis, Inc.	101,163,252
	Total Consumer Non-Cyclical	938,304,702

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	9

BBH CORE SELECT

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Shares		Value
	COMMON STOCKS (continued)
	FINANCIALS (18.7%)
735	Berkshire Hathaway, Inc. (Class A)[1]	$206,145,450
2,780,480	US Bancorp	151,202,503
2,747,417	Wells Fargo & Co.	154,239,990
	Total Financials	511,587,943

	INDUSTRIALS (1.7%)
562,621	Waste Management, Inc.	46,230,567
	Total Industrials	46,230,567

	TECHNOLOGY (13.1%)
1,003,683	Microsoft Corp.	83,486,352
4,120,235	Oracle Corp.	209,719,961
1,311,765	QUALCOMM, Inc.	66,913,133
	Total Technology	360,119,446
	Total Common Stocks (Identified cost $1,538,265,807)	2,541,883,335

The accompanying notes are an integral part of these financial statements.

10

BBH CORE SELECT

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Principal Amount		Maturity Date	Interest Rate	Value
	REPURCHASE AGREEMENTS (4.3%)
$118,000,000	National Australia Bank, Ltd. (Agreement dated 10/31/17 collateralized by U.S. Treasury Notes 1.375%, due 05/31/20, original par $120,725,000, valued at $120,360,000	11/01/17	1.000%	$118,000,000
	Total Repurchase Agreements (Identified cost $118,000,000)			118,000,000

	U.S. TREASURY BILLS (2.7%)
75,000,000	U.S. Treasury Bills[2]	01/04/18	0.000	74,861,167
	Total U.S. Treasury Bills (Identified cost $74,860,667)			74,861,167
TOTAL INVESTMENTS (Identified cost $1,731,126,474)[3]			99.8%	$2,734,744,502
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES			0.2%	4,255,510
NET ASSETS			100.0%	$2,739,000,012

[1]	Non-income producing security.
[2]	Security issued with a zero coupon. Income is recognized through accretion of discount.
[3]	The aggregate cost for federal income tax purposes is $1,731,516,762, the aggregate gross unrealized appreciation is $1,063,449,957 and the aggregate gross unrealized depreciation is $60,222,217, resulting in net unrealized appreciation of $1,003,227,740.

Abbreviations:

ADR – American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	11

BBH CORE SELECT

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

12

BBH CORE SELECT

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Financial assets within level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2017.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)*	Significant Other Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)*	Balance as of October 31, 2017
Common Stocks:
Basic Materials	$156,101,576	$—	$—	$156,101,576
Communications	461,402,275	—	—	461,402,275
Consumer Cyclical	68,136,826	—	—	68,136,826
Consumer Non-Cyclical	938,304,702	—	—	938,304,702
Financials	511,587,943	—	—	511,587,943
Industrials	46,230,567	—	—	46,230,567
Technology	360,119,446	—	—	360,119,446
Repurchase Agreements	—	118,000,000	—	118,000,000
U.S. Treasury Bills	—	74,861,167	—	74,861,167
Investments, at value	$2,541,883,335	$192,861,167	$—	$2,734,744,502

*	The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the period ended October 31, 2017.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	13

BBH CORE SELECT

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2017

ASSETS:
Investments in securities, at value (Identified cost $1,613,126,474)	$2,616,744,502
Repurchase agreements (Identified cost $118,000,000)	118,000,000
Cash	1,762,243
Receivables for:
Dividends	6,955,893
Shares sold	1,128,804
Investment advisory and administrative fees waiver reimbursement	29,444
Interest	3,278
Prepaid assets	22,462
Total Assets	2,744,646,626
LIABILITIES:
Payables for:
Shares redeemed	2,496,431
Investment advisory and administrative fees	1,824,843
Investments purchased	582,657
Shareholder servicing fees	456,211
Professional fees	90,293
Distributor fees	40,728
Transfer agent fees	36,294
Custody and fund accounting fees	25,157
Board of Trustees’ fees	354
Accrued expenses and other liabilities	93,646
Total Liabilities	5,646,614
NET ASSETS	$2,739,000,012
Net Assets Consist of:
Paid-in capital	$1,315,175,164
Undistributed net investment income	12,701,945
Accumulated net realized gain on investments in securities	407,504,875
Net unrealized appreciation/(depreciation) on investments in securities	1,003,618,028
Net Assets	$2,739,000,012
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($2,591,726,947 ÷ 111,832,146 shares outstanding)	$23.18
RETAIL CLASS SHARES
($147,273,065 ÷ 10,899,133 shares outstanding)	$13.51

The accompanying notes are an integral part of these financial statements.

14

BBH CORE SELECT

STATEMENT OF OPERATIONS
For the year ended October 31, 2017

NET INVESTMENT INCOME:
Income:
Dividends (net of foreign withholding taxes of $1,513,774)	$44,189,846
Interest income	1,553,951
Other income	422
Total Income	45,744,219
Expenses:
Investment advisory and administrative fees	24,983,386
Shareholder servicing fees	6,269,383
Distributors fees	474,200
Transfer agent fees	223,451
Custody and fund accounting fees	174,287
Professional fees	100,718
Board of Trustees’ fees	54,853
Miscellaneous expenses	304,068
Total Expenses	32,584,346
Investment advisory and administrative fees waiver	(806,872)
Expense offset arrangement	(16,863)
Net Expenses	31,760,611
Net Investment Income	13,983,608
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments in securities	542,225,458
Net change in unrealized appreciation/(depreciation) on investments in securities	(1,648,305)
Net Realized and Unrealized Gain	540,577,153
Net Increase in Net Assets Resulting from Operations	$554,560,761

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	15

BBH CORE SELECT

STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2017	2016
DECREASE IN NET ASSETS:
Operations:
Net investment income	$13,983,608	$23,194,771
Net realized gain on investments in securities	542,225,458	344,540,579
Net change in unrealized appreciation/(depreciation) on investments in securities	(1,648,305)	(380,299,794)
Net increase/(decrease) in net assets resulting from operations	554,560,761	(12,564,444)
Dividends and distributions declared:
From net investment income:
Class N	(20,614,105)	(24,454,690)
Retail Class	(1,323,018)	(1,357,111)
From net realized gains:
Class N	(242,554,177)	(314,097,487)
Retail Class	(20,839,178)	(29,099,366)
Total dividends and distributions declared	(285,330,478)	(369,008,654)
Share transactions:
Proceeds from sales of shares*	263,771,524	347,243,754
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	204,685,714	312,156,128
Proceeds from short-term redemption fees	14,407	21,134
Cost of shares redeemed*	(1,579,605,854)	(1,947,081,352)
Net decrease in net assets resulting from share transactions	(1,111,134,209)	(1,287,660,336)
Total decrease in net assets	(841,903,926)	(1,669,233,434)
NET ASSETS:
Beginning of year	3,580,903,938	5,250,137,372
End of year (including undistributed net investment income of $12,701,945 and $20,655,460, respectively)	$2,739,000,012	$3,580,903,938

*	Includes share exchanges. See Note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

16

BBH CORE SELECT

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class N share outstanding throughout each year.

	For the years ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$21.15	$22.79	$22.52	$21.21	$17.46
Income from investment operations:
Net investment income[1]	0.10	0.12	0.12	0.14	0.13
Net realized and unrealized gain (loss)	3.64	(0.08)	0.64	1.70	3.95
Total income from investment operations	3.74	0.04	0.76	1.84	4.08
Less dividends and distributions:
From net investment income	(0.13)	(0.12)	(0.14)	(0.10)	(0.10)
From net realized gains	(1.58)	(1.56)	(0.35)	(0.43)	(0.23)
Total dividends and distributions	(1.71)	(1.68)	(0.49)	(0.53)	(0.33)
Short-term redemption fees[1,2]	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$23.18	$21.15	$22.79	$22.52	$21.21
Total return	18.70%	0.40%	3.47%	8.90%	23.78%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$2,592	$3,403	$4,970	$5,816	$5,645
Ratio of expenses to average net assets before reductions	1.02%	1.01%	1.07%	1.07%	1.09%
Fee waiver	0.02%[3]	0.01%[3]	0.07%[3]	0.07%[3]	0.09%[3]
Expense offset arrangement	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]
Ratio of expenses to average net assets after reductions	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.46%	0.57%	0.53%	0.66%	0.65%
Portfolio turnover rate	15%	12%	8%	8%	12%

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01.
[3]	The ratio of expenses to average net assets for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, reflect fees reduced as result of a contractual operating expense limitation of the share class of 1.00%. The agreement is effective for all periods presented and is effective through March 1, 2018 unless renewed by all parties to the agreement. For the years ended October 31, 2017, 2016, 2015, 2014 and 2013, the waived fees were $673,403, $531,298, $3,938,986, $4,238,260 and $3,983,262, respectively.
[4]	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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BBH CORE SELECT

FINANCIAL HIGHLIGHTS (continued)
Selected per share data and ratios for a Retail Class share outstanding throughout each year.

	For the years ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$13.00	$14.65	$14.66	$13.99	$11.61
Income from investment operations:
Net investment income[1]	0.03	0.05	0.03	0.06	0.06
Net realized and unrealized gain (loss)	2.16	(0.07)	0.42	1.11	2.60
Total income/(loss) from investment operations	2.19	(0.02)	0.45	1.17	2.66
Less dividends and distributions:
From net investment income	(0.10)	(0.07)	(0.11)	(0.07)	(0.05)
From net realized gains	(1.58)	(1.56)	(0.35)	(0.43)	(0.23)
Total dividends and distributions	(1.68)	(1.63)	(0.46)	(0.50)	(0.28)
Short-term redemption fees[1,2]	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$13.51	$13.00	$14.65	$14.66	$13.99
Total return	18.40%	0.19%	3.14%	8.63%	23.42%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$147	$178	$280	$400	$367
Ratio of expenses to average net assets before reductions	1.33%	1.33%	1.39%	1.40%	1.42%
Fee waiver	0.08%[3]	0.10%[3]	0.14%[3]	0.15%[3]	0.17%[3]
Expense offset arrangement	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]
Ratio of expenses to average net assets after reductions	1.25%	1.23%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	0.21%	0.37%	0.24%	0.40%	0.44%
Portfolio turnover rate	15%	12%	8%	8%	12%

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01.
[3]	The ratio of expenses to average net assets for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, reflect fees reduced as result of contractual operating expense limitation of the share class of 1.25%. The agreement is effective for all periods presented and is effective through March 1, 2018, unless renewed by all parties to the agreement. For the years ended October 31, 2017, 2016, 2015, 2014 and 2013, the waived fees were $133,469, 234,959, $551,384, $577,948 and $568,410, respectively.
[4]	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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NOTES TO FINANCIAL STATEMENTS
October 31, 2017

1.	Organization. The Fund is a separate, non-diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on November 2, 1998. The Fund offers Class N and Retail Class shares. Class N and Retail Class shares have different operating expenses. With the exception of class specific expenses, all expenses are allocated between classes based on net assets. Neither Class N shares nor Retail Class shares automatically convert to any other share class of the Fund. Effective January 29, 2016, the Fund reopened to new investors. As of October 31, 2017, there were six series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investments Companies. The following summarizes significant accounting policies of the Fund:

A.	Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) securities not traded on an exchange are valued at the average of the quoted bid and asked prices in the over-the counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees (the “Board”); (4) short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.

B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.

financial statements october 31, 2017	19

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NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are apportioned amongst each fund in the Trust equally. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D.	Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time that assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the investment adviser. The Fund’s custodian or sub-custodian will take possession of the securities subject to repurchase agreements. The investment adviser, custodian or sub-custodian will monitor the value of the underlying collateral each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (MRA) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Lastly, the MRA does not preclude the Fund from selling, transferring, pledging or hypothecating the underlying collateral but no such transaction shall relieve the Fund of its obligation to transfer the collateral to the counterparty upon the latter’s repurchase of the securities.

The Fund’s repurchase agreements as of October 31, 2017 are shown on a gross basis and the required disclosures under Accounting Standards Update (“ASU”) 2013-01 are shown in the Portfolio of Investments. Repurchase agreements are subject to credit risks.

E.	Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax

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NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified in the Statement of Assets & Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2017, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2017, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three year ends. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

F.	Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amounts of $263,168,282 and $22,162,196 to Class N shares and Retail Class shareholders, respectively, during the year ended October 31, 2017. In addition, the Fund designated a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

financial statements october 31, 2017	21

BBH CORE SELECT

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

The tax character of distributions paid during the years ended October 31, 2017 and 2016, respectively, were as follows:
Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2017:	$21,937,123	$263,393,355	$285,330,478	$—	$285,330,478
2016:	25,811,801	343,196,853	369,008,654	—	369,008,654

As of October 31, 2017 and 2016, respectively, the components of accumulated earnings/(deficit) on a tax basis were as follows:
Components of accumulated earnings/(deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated earnings	Accumulated capital and other losses	Other book/tax temporary differences	Book unrealized appreciation/ (depreciation)	Total accumulated earnings/ (deficit)
2017:	$12,701,945	$407,895,164	$420,597,109	$—	$(390,289)	$1,003,618,028	$1,423,824,848
2016:	20,655,460	263,377,781	284,033,241	—	(851,121)	1,005,266,333	1,288,448,453

The Fund did not have a net capital loss carryforward at October 31, 2017.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

To the extent future capital gains are offset by capital loss carryforwards, if any; such gains will not be distributed.

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BBH CORE SELECT

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

G.	Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3.	Fees and Other Transactions with Affiliates.

A.	Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.80% per annum on the first $3,000,000,000 of the Fund’s average daily net assets and 0.75% per annum on the Fund’s average daily net assets over $3,000,000,000. For the year ended October 31, 2017, the Fund incurred $24,983,386 under the Agreement.

B.	Investment Advisory and Administrative Fee Waivers. Effective July 14, 2010, the Investment Adviser contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business and for Retail Class, amounts payable pursuant to any plan adopted in accordance with Rule 12b-1) of Class N and Retail Class to 1.00%. The agreement will terminate on March 1, 2018, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2017, the Investment Adviser waived fees in the amount of $673,403 and $133,469 for Class N and Retail Class, respectively.

C.	Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.20% of Class N and Retail Class shares’ average daily net assets. For the year ended October 31, 2017, the Fund incurred shareholder servicing fees in the amount of $5,933,210 and $336,173 for Class N and Retail Class, respectively.

D.	Distribution (12b-1) Fees. The Fund has adopted a distribution plan pursuant to Rule 12b-1 for Retail Class shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of the Fund’s assets

financial statements october 31, 2017	23

BBH CORE SELECT

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

continuously, over time these fees will increase the cost of investment and may cost the shareholder more than paying other types of sales charges. The maximum annual distribution fee for Retail Class shares is 0.25% of the average daily net assets of the Retail Class shares of the Fund. With this agreement along with the investment advisory and waiver agreements above, it is anticipated that total operating expenses for Retail Class shares will be 1.25% of the average daily net assets. For the year ended October 31, 2017, Retail Class shares of the Fund incurred $419,809 for Distribution (12b-1) Fees. This amount is presented under line item “Distributors fees” in the Statement of Operations.

E.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2017, the Fund incurred $174,287 in custody and fund accounting fees. These fees for the Fund were reduced by $16,863 as a result of an expense offset arrangement with the Fund’s custodian. The credit amount (if any) is disclosed in the Statement of Operations as a reduction to the Fund’s expenses. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2017, was $2,011. This amount is included under line item “Custody and fund accounting fees” in the Statement of Operations.

F.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2017, the Fund incurred $54,853 in independent Trustee compensation and expense reimbursements.
4.	Investment Transactions. For the year ended October 31, 2017, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $437,452,244 and $1,761,698,862, respectively.

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BBH CORE SELECT

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

5.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N and Retail Class shares of beneficial interest at no par value. Transactions in Class N and Retail Class shares were as follows:

	For the year ended October 31, 2017		For the year ended October 31, 2016
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	11,338,201	$246,670,938	15,774,935	$325,665,400
Shares issued in connection with reinvestments of dividends	8,861,662	182,638,860	13,754,570	281,831,140
Proceeds from short-term redemption fees	N/A	13,587	N/A	18,776
Shares redeemed	(69,301,288)	(1,503,377,696)	(86,710,828)	(1,824,200,480)
Net decrease	(49,101,425)	$(1,074,054,311)	(57,181,323)	$(1,216,685,164)
Retail Class
Shares sold	1,334,628	$17,100,586	1,664,283	$21,578,354
Shares issued in connection with reinvestments of dividends	1,831,134	22,046,854	2,402,931	30,324,988
Proceeds from short-term redemption fees	N/A	820	N/A	2,358
Shares redeemed	(5,942,387)	(76,228,158)	(9,517,253)	(122,880,872)
Net decrease	(2,776,625)	$(37,079,898)	(5,450,039)	$(70,975,172)

Included in Shares Sold and Shares Redeemed are shareholder exchanges during the years ended October 31, 2017 and 2016. Specifically:

During the year ended October 31, 2017, 1,541,419 shares of the Retail Class were exchanged for 899,372 shares of Class N valued at $20,147,362.

During the year ended October 31, 2016, 1,785 shares of Class N were exchanged for 2,899 shares of the Retail Class valued at $36,602 and 27,016 shares of the Retail Class were exchanged for 16,684 shares of Class N valued at $354,211.

financial statements october 31, 2017	25

BBH CORE SELECT

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

6.	Principal Risk Factors and Indemnifications.

A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:
A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole (equity securities risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation (market risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to assumption of large positions in securities of a small number of issuers (non-diversification risk). There are certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.
Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

26

BBH CORE SELECT

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

7.	Recent Pronouncements.

A.	Regulation S-X. In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The changes related to Regulation S-X are reflected in the financial statements.

8.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2017 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.

financial statements october 31, 2017	27

BBH CORE SELECT

DISCLOSURE OF FUND EXPENSES
October 31, 2017 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution 12b-1 fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2017 to October 31, 2017).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

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BBH CORE SELECT

DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2017 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period May 1, 2017 to October 31, 2017[1]
Class N
Actual	$1,000	$1,066	$5.21
Hypothetical[2]	$1,000	$1,020	$5.09

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period May 1, 2017 to October 31, 2017[1]
Retail Class
Actual	$1,000	$1,065	$6.45
Hypothetical[2]	$1,000	$1,019	$6.31

[1]	Expenses are equal to the Fund’s annualized expense ratio of 1.00% and 1.24% for Class N and Retail Class shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expense ratio for each class of shares is subtracted from the assumed return before expenses.

financial statements october 31, 2017	29

BBH CORE SELECT

CONFLICTS OF INTEREST
October 31, 2017 (unaudited)

Conflicts of Interest

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Fund. In addition, certain of such clients (including the Fund) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Fund.

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all investment management clients, including the Fund. BBH, including the Investment Adviser, has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, BBH, including the Investment Adviser, monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH, including the Investment Adviser, has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. The Investment Adviser has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH and the Investment Adviser can face in the operation of its investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser and the Fund has adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

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BBH CORE SELECT

CONFLICTS OF INTEREST (continued)
October 31, 2017 (unaudited)

Other Clients and Allocation of Investment Opportunities. BBH, including the Investment Adviser. manages funds and accounts of clients other than the Fund (“Other Clients”). In general, BBH, including the Investment Adviser, faces conflicts of interest when it renders investment advisory services to different clients and, from time to time, provides dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Fund and BBH’s Other Clients. Investments made by the Fund do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients managed by BBH. Accordingly, such Other Clients managed by BBH, may produce results that are materially different from those experienced by the Fund. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by BBH could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, the investment methods and strategies that the Investment Adviser utilizes in managing the Fund are utilized by BBH, including the Investment Adviser, in managing investments for Other Clients. From time to time, BBH, including the Investment Adviser, establishes, sponsors and is affiliated with other investment pools and accounts which engage in the same or similar businesses as the Fund using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them, because BBH may have an incentive to allocate investment opportunities to certain accounts or funds. For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts with similar investment strategies.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the

financial statements october 31, 2017	31

BBH CORE SELECT

CONFLICTS OF INTEREST (continued)
October 31, 2017 (unaudited)

Fund’s administrator is the primary valuation agent of the Fund. BBH values securities and assets in the Fund according to the Fund’s valuation policies. Because the Investment Adviser and BBH’s advisory and administrative fees are calculated by reference to a Fund’s net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Fund may be aggregated with orders for other BBH client accounts. BBH however is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order. Allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, raise a potential conflict of interest because BBH has an incentive to allocate trades to certain accounts or funds.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BBH client accounts, including in connection with BBH client accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other BBH client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BBH client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BBH client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BBH client accounts. To the extent that BBH uses soft dollars, it will not have to pay for those products and services itself.

32

BBH CORE SELECT

CONFLICTS OF INTEREST (continued)
October 31, 2017 (unaudited)

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BBH receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BBH.

BBH may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BBH believes are useful in its investment decision-making process. BBH may from time to time choose not to engage in the above described arrangements to varying degrees. BBH may also enter into commission sharing arrangements under which BBH may execute transactions through a broker-dealer, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BBH. To the extent that BBH engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times.

Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. In selecting the Fund for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Fund benefit from additional fees when the Fund is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

financial statements october 31, 2017	33

BBH CORE SELECT

CONFLICTS OF INTEREST (continued)
October 31, 2017 (unaudited)

BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Valuation. When market quotations are not readily available, or are believed by BBH to be unreliable, the Fund’s investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Fund, which could have an adverse effect on the Fund.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business.

34

BBH CORE SELECT

ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2017 (unaudited)

The Fund hereby designates $263,393,355 as an approximate amount of capital gain dividend for the purpose of dividends paid deduction.

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Fund designates up to a maximum of $21,937,123 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended October 31, 2017. In January 2018, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2017. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

100% of the ordinary income dividends paid by the Fund during the year ended October 31, 2017 qualifies for the dividends received deduction available to corporate shareholders.

financial statements october 31, 2017	35

TRUSTEES AND OFFICERS OF BBH CORE SELECT

(unaudited)

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	6	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Consultant to Western World Insurance Group, Inc. (“WWIG”) (January 2010 to January 2012).	6	Director of WWIG.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	6	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Partner, Certified Public Accountant, KPMG LLP (retired in September 2012).	6	Trustee, Bridge Builder Trust (8 Funds) Director; Teton Advisors, Inc. (a registered investment adviser).

36

TRUSTEES AND OFFICERS OF BBH CORE SELECT

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co., Director of BBH Luxembourg S.C.A. (since 1992).	6	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); Director of BBH Luxembourg S.C.A. (since 2012); Director of BBH Trust Company (Cayman) Ltd. (since 2012).	6	None.

financial statements october 31, 2017	37

TRUSTEES AND OFFICERS OF BBH CORE SELECT

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since September 2015; Executive Director, Counsel, Morgan Stanley Smith Barney LLC (2009-September 2015).
Keith M. Kelley 140 Broadway New York, NY 10005 Birth Year: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016
Vice President of BBH&Co. since February 2016; joined BBH&Co. in 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014-February 2016); Compliance Manager, State Street Corporation (2013-2014); Associate, J.P. Morgan Chase & Co. (2011-2013).

38

TRUSTEES AND OFFICERS OF BBH CORE SELECT

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Suzan M. Barron 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.
Rowena Rothman 140 Broadway New York, NY 10005 Birth Year: 1967	Assistant Treasurer	Since 2011	Vice President of BBH&Co. since 2009.

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
ˆ	The Fund Complex consists of the Trust, which has six series, and each is counted as one “Portfolio” for purposes of this table.

financial statements october 31, 2017	39

Administrator
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265
Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Opinions, forecasts, and discussions about investment strategies represent Fund management’s views as of the date of this commentary and are subject to change without notice. References to specific securities, asset classes, and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as recommendations.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files with the Securities and Exchange Commission (“SEC”) a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2017

BBH GLOBAL CORE SELECT

BBH GLOBAL CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2017

BBH Global Core Select Class N (“Global Core Select” or “the Fund”) appreciated by 20.54%, net of fees, during its fiscal year ending October 31, 2017. During the same twelve-month period, the MSCI World index (“MSCI World”)* returned 22.77%. From inception through October 31, 2017, Global Core Select has returned 7.50% per year while the MSCI World has returned 10.06%.

Global Core Select seeks to provide shareholders with long-term growth of capital and to generate attractive returns over time. Fundamental business analysis and a disciplined valuation framework based on the concept of intrinsic value are the key elements underlying each Global Core Select investment. We look for companies that offer all, or most, of the following business and financial attributes: (i) essential products and services, (ii) loyal customers, (iii) leadership in an attractive market niche or industry, (iv) sustainable competitive advantages, (v) high returns on invested capital, and (vi) strong free cash flow. We believe businesses possessing these traits are favorably positioned to create value for investors through varying economic and market environments. In addition, we seek to invest in companies whose managers have high levels of integrity, are excellent operators, and are good capital allocators. Pursuant to our goal of reducing the risk of permanent capital loss on any single investment, we explicitly identify key risks outside of company management’s control so that we can fully consider the range of potential outcomes for each business. When a company meets our investment criteria and desired risk profile, we will consider establishing a position if its market price reaches 75% or less of our intrinsic value estimate. We maintain a buy-and-own approach with holding periods often reaching 3-5 years or longer. We will typically sell an investment if it appreciates to a level near our estimate of intrinsic value. Our long-term performance goals are not driven by benchmark comparisons, but instead are focused on the achievement of attractive absolute returns over full market cycles.

During fiscal 2017, we added three new companies to the Global Core Select portfolio: Wendel, Heineken Holding, and Lloyds Banking Group. Wendel is a publicly traded French holding company with ownership interests in both listed and non-listed businesses, including a large stake in a leading testing, inspection, and certification company, Bureau Veritas (BV). We view BV as a very strong fit with our investment criteria and it represents the largest component (˜35%) of Wendel’s gross asset value. Wendel has several other competitively advantaged businesses in its portfolio and we admire Wendel’s focus on quality businesses, capital preservation, and long-term growth. Heineken Holding is the family-controlled public company that controls global brewer Heineken, one of the largest global beer producers with key operations in Latin America, Southeast Asia, Africa, the US, and Western Europe. The company owns local brands in individual markets and the Heineken brand globally. We view the local mainstream/premium and global international premium segments as particularly attractive categories of the beer industry with a history of stable volume growth, positive pricing, solid profit margins, and attractive returns on invested capital. Lloyds Banking Group is the leading provider of financial services to both individual and business customers in the U.K. Current management has done a superb job transforming Lloyds into a simple, low-risk, customer-oriented bank. While potential macro-economic weakness in the U.K. related to Brexit presents a risk, we view Lloyds as well positioned for a low- or no-growth

*	MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

2

BBH GLOBAL CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2017

environment given its industry-leading cost-to-income ratio, high returns, and strong balance sheet. We purchased our positions in all three businesses at 25% or greater discounts to our intrinsic value estimates.

During fiscal 2017 we also briefly owned shares of Rotork, a U.K.-based manufacturer of actuators and other industrial products. We sold our Rotork shares several months after purchasing them due to the unexpected departure of the company’s well-regarded CEO. We exited our positions in seven other companies during the fiscal year: Vermilion Energy, Lundin Petroleum, Schlumberger, Occidental Petroleum, Svenska Handelsbanken, Wal-Mart Stores, and Bed Bath & Beyond. We sold our positions in Lundin, Schlumberger, Occidental, and Vermillion following a comprehensive review of the structure and long-term outlook for the global oil and gas industry. We ultimately determined that changes in technology and oil and gas supply and demand dynamics have made energy companies harder to value and a worse fit with our Core Select investment criteria. We sold our successful investment in Svenska Handelsbanken when its share price reached our estimate of intrinsic value. Handelsbanken is a well-managed and differentiated bank that we would like to own again at the right price.

Wal-Mart had been a holding in Global Core Select since the Fund’s inception and a meaningful positive contributor. Wal-Mart’s shares responded favorably to progress in its e-commerce business and growing recognition of its favorable positioning in a multi-channel retail environment, and we sold our position as the share price reached our estimate of intrinsic value. Bed Bath & Beyond was a less successful retail investment. We reduced our position in Bed Bath & Beyond (BBBY) in February 2017 and subsequently sold our remaining shares in September at a substantial loss. We are very disappointed in this outcome since one of our key goals for Global Core Select is to avoid the permanent loss of capital on each investment. It has become increasingly evident that transitioning organically from a bricks and mortar retailer to a combined store-based/e-commerce retailer is very difficult and costly to execute. With the benefit of hindsight, we underestimated the impact of these changes on BBBY’s financial model and, while the business remains very profitable and cash generative, margins and returns have declined significantly relative to where we believed they would stabilize.

Our largest positive contributors in fiscal 2017 were PayPal, Oracle, and Wendel. PayPal has maintained a pace of very strong revenue and earnings results driven primarily by favorable secular trends toward online and mobile payments that have powered double-digit growth in active users and payment volume. The company’s key business metrics such as payments per user, principal per transaction, overhead expense leverage, and free cash flow conversion also remain very strong. We have been very pleased with the management team’s strategic decisions and operational execution over the last few years as PayPal has not only grown its core ‘payment button’ business, but also broadened its offerings to meet the evolving needs of consumers, merchants, and other players in the payments value chain. Oracle remains a global leader in infrastructure software, as well as an important vendor in the ecosystem of cloud-based software, applications software, hardware and technology services, and the share price has

financial statements october 31, 2017	3

BBH GLOBAL CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2017

responded favorably to improved visibility in respect to Oracle’s business model transition from on-premise software licenses to cloud-based subscriptions. We believe that business attributes such as high customer switching costs, economies of scale, and innovation capabilities should enable Oracle to capitalize on positive secular trends in infrastructure and application software and services. Wendel’s shares rose in response to strong operating performance in both its listed and unlisted subsidiary companies and a meaningful increase in the company’s estimate of its underlying Net Asset Value (NAV) per share. On a consolidated basis, most of the company’s offerings are intermediate products and services that are indispensable components of other companies’ value chains and industrial activities. In our view, the combination of good capital deployment and solid business results should result in substantial long-term value creation for Wendel.

The largest detractors from the Fund’s performance in fiscal 2017 were QUALCOMM, Discovery Communications, and Nielsen. QUALCOMM’s share price declined sharply beginning in January due to legal challenges to its intellectual property licensing model by both the U.S. Federal Trade Commission and Apple, which has halted royalty payments from Apple device manufacturers to QUALCOMM pending resolution of the dispute. As a leader in the development and commercialization of wireless technologies, and with cumulative research and development investments of nearly $40 billion over the last 10 years, QUALCOMM has a large intellectual property (IP) portfolio consisting of tens of thousands of patents that are essential in mobile networks, and manufacturers have freely chosen to reach “portfolio license” agreements with QUALCOMM for usage of the IP. The company has faced similar legal challenges in the past and while there have been occasional setbacks and meaningful fines, recognition of the company’s IP and the validity of its licensing model have endured. However, we are factoring in a range of outcomes in respect to resolution of this case and are reflecting those scenarios in our valuation and position sizing of the investment.

Shares of Nielsen Holdings have come under pressure due to weak operating performance on the “Buy” side of the business as well as growing negative investor sentiment towards the media sector. While the Buy segment of the business is likely to remain challenged in developed markets due to slow growth in the businesses of its primary customers (large consumer products companies), we believe that Nielsen’s migration away from project-based work to a platform-based business will result in a higher-margin business with the potential for broader customer appeal. The “Watch” side of the business, which is essential to the measurement of video consumption and remains the currency by which media companies and advertisers transact, continues to perform well and is a significantly larger contributor to Nielsen’s operating profit. Discovery’s share price has come under significant pressure in response to incremental softness in U.S. video subscriber trends, lower-than-expected operating results in certain international businesses, and skepticism regarding the Company’s announced acquisition of Scripps Networks. While we recognize the challenges faced by cable networks, particularly in the U.S. market, we continue to view Discovery’s core cable networks as resilient businesses that should be able to navigate the changing media landscape based on the proprietary nature of its content and its ability to partner with distributors,

4

BBH GLOBAL CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2017

particularly with an expanded portfolio of content following the Scripps acquisition. We have a favorable view of Scripps’ three big networks (HGTV, Food Network, and Travel Channel) and believe that Discovery should be able to realize significant cost and revenue synergies pending the closure of the transaction.

As of October 31, 2017, Global Core Select held positions in 30 companies, with approximately 44% of the assets in the ten largest companies. The Fund ended the fiscal year trading at approximately 88% of our underlying intrinsic value estimates on a weighted-average basis and our cash position was approximately 13%. We view equities broadly as expensive and have remained disciplined in applying our strict valuation approach, trimming positions of holdings that approach intrinsic value and investing where we see strong margins of safety supported by significant discounts to intrinsic value.

The Global Core Select investment team remains focused on the careful and patient application of our investment criteria and valuation requirements in all markets around the world. Our bottom-up research work emphasizes business quality, industry structures, growth opportunities, management skill and corporate culture. We use absolute, not relative methods to estimate companies’ intrinsic values, and we use the movement of market prices around these intrinsic value estimates to construct and manage a concentrated portfolio of high-quality businesses that have the potential to create substantial shareholder value over many years.

Growth of $10,000 Invested in BBH Global Core Select

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund since inception, (March 28, 2013) to October 31, 2017 as compared to the MSCI World Index.

Total Return for the Period Ended October 31, 2017		
	One Year	Since Inception
Class N	20.54%	39.42%
Class R	20.18%	37.81%

$16,000
$14,500
$13,000
$11,500
$10,000
$15,544
$13,942
3/31/13
7/31/13
11/30/13
3/31/14
7/31/14
11/30/14
3/31/15
7/31/15
11/30/15
3/31/16
7/31/16
11/30/16
3/31/17
7/31/17
10/31/17
BBH Global Core Select*
MSCI World Index

* net of fees and expenses

financial statements october 31, 2017	5

BBH GLOBAL CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2017

The annualized gross expense ratios as in the February 28, 2017 prospectus for Class N and Retail Class shares were 1.38% and 2.65%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Fund shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. Returns do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI World Index has been adjusted to reflect reinvestment of dividends on securities. The MSCI World Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in an index.

6

BBH GLOBAL CORE SELECT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of BBH Global Core Select:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Global Core Select, a series of BBH Trust (the “Trust”), as of October 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBH Global Core Select as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 22, 2017

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BBH GLOBAL CORE SELECT

PORTFOLIO ALLOCATION
October 31, 2017

COUNTRY DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stocks:
Canada	$1,845,334	1.4%
France	13,709,859	10.2
Germany	3,946,908	2.9
Ireland	3,292,567	2.5
Italy	4,236,447	3.2
Netherlands	5,292,535	3.9
Switzerland	8,304,415	6.2
United Kingdom	19,855,331	14.8
United States	57,685,532	42.9
Repurchase Agreements	12,500,000	9.3
Cash and Other Assets in Excess of Liabilities	3,686,346	2.7
NET ASSETS	$134,355,274	100.0%

All data as of October 31, 2017. The Fund’s country diversification is expressed as a percentage of net assets and may vary over time. The Fund’s country diversification is based on the respective security’s country of incorporation.

SECTOR DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stocks:
Basic Materials	$12,151,153	9.0%
Communications	17,164,625	12.8
Consumer Cyclical	2,640,064	2.0
Consumer Non-Cyclical	51,128,777	38.0
Diversified	6,293,049	4.7
Financials	12,445,989	9.3
Technology	16,345,271	12.2
Repurchase Agreements	12,500,000	9.3
Cash and Other Assets in Excess of Liabilities	3,686,346	2.7
NET ASSETS	$134,355,274	100.0%

All data as of October 31, 2017. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

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PORTFOLIO OF INVESTMENTS
October 31, 2017

Shares		Value
	COMMON STOCKS (88.0%)
	CANADA (1.4%)
	FINANCIALS
22,550	Intact Financial Corp.	$1,845,334
	Total Canada	1,845,334
	FRANCE (10.2%)
	COMMUNICATIONS
94,270	JCDecaux S.A.	3,608,221
	CONSUMER NON-CYCLICAL
40,200	Sanofi	3,808,589
	DIVERSIFIED
37,300	Wendel S.A.	6,293,049
	Total France	13,709,859
	GERMANY (2.9%)
	BASIC MATERIALS
32,400	Brenntag AG	1,834,881
42,400	Fuchs Petrolub SE	2,112,027
	Total Germany	3,946,908
	IRELAND (2.5%)
	CONSUMER NON-CYCLICAL
40,654	Perrigo Co., Plc.	3,292,567
	Total Ireland	3,292,567
	ITALY (3.2%)
	CONSUMER NON-CYCLICAL
528,900	Davide Campari-Milano SpA	4,236,447
	Total Italy	4,236,447
	NETHERLANDS (3.9%)
	CONSUMER NON-CYCLICAL
23,900	Heineken Holding NV	2,218,637
52,900	Unilever NV	3,073,898
	Total Netherlands	5,292,535

The accompanying notes are an integral part of these financial statements.

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Shares		Value
	COMMON STOCKS (continued)
	SWITZERLAND (6.2%)
	CONSUMER NON-CYCLICAL
29,375	Nestle SA	$2,473,691
70,626	Novartis AG	5,830,724
	Total Switzerland	8,304,415
	UNITED KINGDOM (14.8%)
	COMMUNICATIONS
111,949	Liberty Global, Plc. (Series C)[1]	3,346,156
	CONSUMER NON-CYCLICAL
43,139	Aggreko, Plc.	536,094
173,325	Diageo, Plc.	5,916,205
95,425	Nielsen Holdings, Plc.	3,537,405
29,100	Reckitt Benckiser Group, Plc.	2,602,283
		12,591,987
	FINANCIALS
4,320,400	Lloyds Banking Group, Plc.	3,917,188
	Total United Kingdom	19,855,331
	UNITED STATES (42.9%)
	BASIC MATERIALS
40,375	Celanese Corp. (Series A)	4,211,516
27,325	Praxair, Inc.	3,992,729
		8,204,245
	COMMUNICATIONS
7,068	Alphabet, Inc. (Class C)[1]	7,185,611
169,828	Discovery Communications, Inc. (Class C)[1]	3,024,637
		10,210,248
	CONSUMER CYCLICAL
116,200	Liberty Interactive Corp. QVC Group (Class A)[1]	2,640,064
	CONSUMER NON-CYCLICAL
28,285	FleetCor Technologies, Inc.[1]	4,674,662
58,875	PayPal Holdings, Inc.[1]	4,271,970
72,949	Zoetis, Inc.	4,655,605
		13,602,237
	FINANCIALS
119,050	Wells Fargo & Co.	6,683,467

The accompanying notes are an integral part of these financial statements.

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Shares		Value
	COMMON STOCKS (continued)
	UNITED STATES (continued)
	TECHNOLOGY
44,475	Microsoft Corp.	$3,699,430
187,325	Oracle Corp.	9,534,843
60,988	QUALCOMM, Inc.	3,110,998
		16,345,271
	Total United States	57,685,532
	Total Common Stocks (Identified cost $89,825,013)	118,168,928

Principal Amount		Maturity Date	Interest Rate	Value
	REPURCHASE AGREEMENTS (9.3%)
$12,500,000	National Australia Bank, Ltd. (Agreement dated 10/31/17 collateralized by U.S. Treasury Note 1.375%, due 05/31/20, original par $12,790,000, valued at $12,750,000)	11/01/17	1.000%	$12,500,000
	Total Repurchase Agreements (Identified cost $12,500,000)			12,500,000
TOTAL INVESTMENTS (Identified cost $102,325,013)[2]			97.3%	$130,668,928
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES			2.7%	3,686,346
NET ASSETS			100.0%	$134,355,274

[1]	Non-income producing security.
[2]	The aggregate cost for federal income tax purposes is $102,772,204, the aggregate gross unrealized appreciation is $33,050,585 and the aggregate gross unrealized depreciation is $5,153,861, resulting in net unrealized appreciation of $27,896,724.

The Fund’s country diversification is based on the respective security’s country of incorporation.

The accompanying notes are an integral part of these financial statements.

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

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BBH GLOBAL CORE SELECT

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Financial assets within level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations, listed equities and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets and are, therefore, fair valued according to procedures adopted by the Board of Trustees. As level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The accompanying notes are an integral part of these financial statements.

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2017.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)*	Significant Other Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)*	Balance as of October 31, 2017
Common Stocks:
Basic Materials	$8,204,245	$3,946,908	$—	$12,151,153
Communications	13,556,404	3,608,221	—	17,164,625
Consumer Cyclical	2,640,064	—	—	2,640,064
Consumer Non-Cyclical	20,432,209	30,696,568	—	51,128,777
Diversified	—	6,293,049	—	6,293,049
Financials	8,528,801	3,917,188	—	12,445,989
Technology	16,345,271	—	—	16,345,271
Repurchase Agreements	—	12,500,000	—	12,500,000
Investments, at value	$69,706,994	$60,961,934	$—	$130,668,928

*	The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the period ended October 31, 2017.

The accompanying notes are an integral part of these financial statements.

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BBH GLOBAL CORE SELECT

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2017

ASSETS:
Investments in securities, at value (Identified cost $89,825,013)	$118,168,928
Repurchase agreements (Identified cost $12,500,000)	12,500,000
Cash	3,457,558
Foreign currency at value (Identified cost $134)	130
Receivables for:
Shares sold	321,700
Dividends	121,274
Investment advisory and administrative fee waiver reimbursement	7,674
Interest	347
Prepaid assets	863
Total Assets	134,578,474
LIABILITIES:
Payables for:
Investment advisory and administrative fees	104,263
Professional fees	65,400
Shareholder servicing fees	21,950
Custody and fund accounting fees	6,285
Transfer agent fees	5,415
Distributors fees	4,842
Shares redeemed	3,270
Board of Trustees’ fees	141
Accrued expenses and other liabilities	11,634
Total Liabilities	223,200
NET ASSETS	$134,355,274
Net Assets Consist of:
Paid-in capital	$103,448,758
Undistributed net investment income	496,880
Accumulated net realized gain on investments in securities and foreign exchange transactions	2,065,858
Net unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	28,343,778
Net Assets	$134,355,274
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($130,462,881 ÷ 9,797,176 shares outstanding)	$13.32
RETAIL CLASS SHARES
($3,892,393 ÷ 294,035 shares outstanding)	$13.24

The accompanying notes are an integral part of these financial statements.

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BBH GLOBAL CORE SELECT

STATEMENT OF OPERATIONS
For the year ended October 31, 2017

NET INVESTMENT INCOME:
Income:
Dividends (net of foreign withholding taxes of $125,730)	$2,021,948
Interest income	43,575
Total Income	2,065,523
Expenses:
Investment advisory and administrative fees	1,158,801
Shareholder servicing fees	243,958
Professional fees	73,905
Board of Trustees’ fees	54,543
Custody and fund accounting fees	39,091
Transfer agent fees	31,741
Distributors fees	27,630
Miscellaneous expenses	65,392
Total Expenses	1,695,061
Investment advisory and administrative fee waiver	(145,914)
Expense offset arrangement	(14,993)
Net Expenses	1,534,154
Net Investment Income	531,369
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments in securities	2,883,752
Net realized gain on foreign exchange transactions	1,571
Net realized gain on investments in securities and foreign exchange transactions and translations	2,885,323
Net change in unrealized appreciation/(depreciation) on investments in securities	19,189,794
Net change in unrealized appreciation/(depreciation) on foreign currency translations	2,920
Net change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	19,192,714
Net Realized and Unrealized Gain	22,078,037
Net Increase in Net Assets Resulting from Operations	$22,609,406

The accompanying notes are an integral part of these financial statements.

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BBH GLOBAL CORE SELECT

STATEMENT OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$531,369	$644,900
Net realized gain on investments in securities and foreign exchange transactions and translations	2,885,323	289,452
Net change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	19,192,714	(2,249,925)
Net increase (decrease) in net assets resulting from operations	22,609,406	(1,315,573)
Dividends and distributions declared:
From net investment income:
Class N	(593,082)	(634,126)
Retail Class	(10,877)	(14,668)
From net realized gains:
Class N	—	(675,503)
Retail Class	—	(22,680)
Total dividends and distributions declared	(603,959)	(1,346,977)
Share transactions:
Proceeds from sales of shares	10,904,266	12,490,720 *
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	480,926	1,305,720
Proceeds from short-term redemption fees	—	297
Cost of shares redeemed	(11,071,494)	(35,196,533)*
Net increase (decrease) in net assets resulting from share transactions	313,698	(21,399,796)
Total increase (decrease) in net assets	22,319,145	(24,062,346)
NET ASSETS:
Beginning of year	112,036,129	136,098,475
End of year (including undistributed net investment income of $496,880 and $567,899, respectively)	$134,355,274	$112,036,129

*	Includes share exchanges. See Note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	17

BBH GLOBAL CORE SELECT

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class N share outstanding throughout each period.

					For the period from March 28, 2013 (commencement of operations) to October 31, 2013
	For the years ended October 31,
	2017	2016	2015	2014
Net asset value, beginning of period	$11.11	$11.37	$11.27	$10.99	$10.00
Income from investment operations:
Net investment income[1]	0.05	0.06	0.06	0.12	0.03
Net realized and unrealized gain (loss)	2.22	(0.18)	0.30	0.21	0.96
Total income (loss) from investment operations	2.27	(0.12)	0.36	0.33	0.99
Less dividends and distributions:
From net investment income	(0.06)	(0.07)	(0.13)	(0.02)	—
From net realized gains	—	(0.07)	(0.13)	(0.03)	—
Total dividends and distributions	(0.06)	(0.14)	(0.26)	(0.05)	—
Short-term redemption fees[1]	—	0.00 [2]	—	0.00 [2]	—
Net asset value, end of period	13.32	$11.11	$11.37	$11.27	$10.99
Total return	20.54%	(1.06)%	3.27%	3.01%	9.90%[3]
Ratios/Supplemental data:
Net assets, end of period (in millions)	$130	$108	$132	$127	$88
Ratio of expenses to average net assets before reductions	1.36%	1.38%	1.31%	1.32%	1.87%[4]
Fee waiver	0.10%[5]	0.13%[5]	0.05%[5]	0.07%[5]	0.61%[4,5]
Expense offset arrangement	0.01%	0.01%	0.01%	0.00%[6]	0.01%[4]
Ratio of expenses to average net assets after reductions	1.25%	1.24%	1.25%	1.25%	1.25%[4]
Ratio of net investment income to average net assets	0.44%	0.58%	0.55%	1.01%	0.50%[4]
Portfolio turnover rate	23%	19%	31%	40%	6%[7]

[1]	Calculated using average shares outstanding for the period.
[2]	Less than $0.01.
[3]	Not annualized.
[4]	Annualized.
[5]	The ratio of expenses to average net assets for the years ended October 31, 2017, 2016, 2015 and 2014 and the period ended October 31, 2013 reflect fees reduced as result of a contractual operating expense limitation of the share class of 1.25%. The agreement is effective for the period beginning on March 28, 2013 through April 1, 2014 and has been renewed by all parties to the agreement through March 1, 2018. For the years ended October 31, 2017, 2016, 2015 and 2014 and the period ended October 31, 2013, the waived fees were $110,626, $146,074, $74,640, $90,671 and $152,928, respectively.
[6]	Less than 0.01%.
[7]	Represents Fund portfolio turnover for the period ended October 31, 2013.

The accompanying notes are an integral part of these financial statements.

18

BBH GLOBAL CORE SELECT

FINANCIAL HIGHLIGHTS (continued)
Selected per share data and ratios for a Retail Class share outstanding throughout each period.

					For the period from April 2, 2013 (commencement of operations) to October 31, 2013
	For the years ended October 31,
	2017	2016	2015	2014
Net asset value, beginning of period	$11.05	$11.31	$11.24	$10.98	$10.00
Income from investment operations:
Net investment income[1]	0.02	0.04	0.03	0.07	0.00 [2]
Net realized and unrealized gain (loss)	2.20	(0.18)	0.29	0.22	0.98
Total income (loss) from investment operations	2.22	(0.14)	0.32	0.29	0.98
Less dividends and distributions:
From net investment income	(0.03)	(0.05)	(0.12)	(0.01)	—
From net realized gains	—	(0.07)	(0.13)	(0.03)	—
Total dividends and distributions	(0.03)	(0.12)	(0.25)	(0.04)	—
Short-term redemption fees[1]	—	—	—	0.01	0.00 [2]
Net asset value, end of period	13.24	$11.05	$11.31	$11.24	$10.98
Total return	20.18%	(1.25)%	2.98%	2.70%	9.80%[3]
Ratios/Supplemental data:
Net assets, end of period (in millions)	$4	$4	$4	$2	$2
Ratio of expenses to average net assets before reductions	2.44%	2.65%	2.93%	3.36%	4.88%[4]
Fee waiver	0.93%[5]	1.14%[5]	1.43%[5]	1.86%[5]	3.37%[4,5]
Expense offset arrangement	0.01%	0.01%	0.00%[6]	0.00%[6]	0.01%[4]
Ratio of expenses to average net assets after reductions	1.50%	1.50%	1.50%	1.50%	1.50%[4]
Ratio of net investment income to average net assets	0.20%	0.32%	0.29%	0.61%	0.02%[4]
Portfolio turnover rate	23%	19%	31%	40%	6%[7]

[1]	Calculated using average shares outstanding for the period.
[2]	Less than $0.01.
[3]	Not annualized.
[4]	Annualized.
[5]	The ratio of expenses to average net assets for the years ended October 31, 2017, 2016, 2015 and 2014 and the period ended October 31, 2013 reflect fees reduced as result of a contractual operating expense limitation of the share class of 1.50%. The agreement is effective for the period beginning on March 28, 2013 through April 1, 2014 and has been renewed by all parties to the agreement through March 1, 2018. For the years ended October 31, 2017, 2016, 2015 and 2014 and the period ended October 31, 2013, the waived fees were $35,288, $40,663, $41,058, $41,099 and $17,913, respectively.
[6]	Less than 0.01%.
[7]	Represents Fund portfolio turnover for the period ended October 31, 2013.

The accompanying notes are an integral part of these financial statements.

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BBH GLOBAL CORE SELECT

NOTES TO FINANCIALS STATEMENTS
October 31, 2017

1.	Organization. The Fund is a separate, non-diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund is the successor to the BBH private investment fund, BBH Global Funds, LLC — Global Core Select, which launched on April 2, 2012. The Fund commenced operations on March 28, 2013. The Fund offers Class N shares and Retail Class shares. Class N and Retail Class shares have different operating expenses. With the exception of class specific expenses, all expenses are allocated between classes based on net assets. Neither Class N shares nor Retail Class shares automatically convert to any other class of shares of the Fund. As of October 31, 2017 there were six series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:
A.	Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) securities not traded on an exchange are valued at the average of the quoted bid and asked prices in the over-the counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees (the “Board”); (4) for securities traded on international exchanges, if events which may affect the value of the Fund’s securities occur after the close of the primary exchange on which such securities trade and before the Fund’s net asset value is next determined, then those securities will be fair valued as determined in good faith under supervision of the Board. The Fund currently uses a systematic fair value model provided by an independent third party to adjust the observed values of international securities on a daily basis; (5) short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.

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BBH GLOBAL CORE SELECT

NOTES TO FINANCIALS STATEMENTS (continued)
October 31, 2017

B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.
C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are apportioned amongst each fund in the Trust equally. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
D.	Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time that assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the investment adviser. The Fund’s custodian or sub-custodian will take possession of the securities subject to repurchase agreements. The investment adviser, custodian or sub-custodian will monitor the value of the underlying collateral each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (MRA) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Lastly, the MRA does not preclude the Fund from selling, transferring, pledging or hypothecating the underlying collateral but no such transaction shall relieve the Fund of its obligation to transfer the collateral to the counterparty upon the latter’s repurchase of the securities.

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NOTES TO FINANCIALS STATEMENTS (continued)
October 31, 2017

The Fund’s repurchase agreements as of October 31, 2017 are shown on a gross basis and the required disclosures under Accounting Standards Update (“ASU”) 2013-01 are shown in the Portfolio of Investments. Repurchase agreements are subject to credit risks.

E.	Foreign Currency Translations. The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Upon the purchase or sale of a security denominated in foreign currency, the Fund may enter into forward foreign currency exchange contracts for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction. Reported net realized gains and losses arise from the sales of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. The effect of changes in foreign exchange rates on foreign denominated securities is reflected in the net realized and unrealized gain or loss on investments in securities and foreign exchange transactions and translations and net change in unrealized appreciation or depreciation on investments in securities and foreign currency translations. Net unrealized appreciation or depreciation on foreign currency translations arise from changes in the value of the assets and liabilities, excluding investments in securities, at period end, resulting from changes in the exchange rate.
F.	Federal Income Taxes. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared.

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NOTES TO FINANCIALS STATEMENTS (continued)
October 31, 2017

Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified in the Statement of Assets & Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2017, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2017, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

G.	Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amount of $593,082 and $10,877 to Class N and Retail Class shareholders, respectively, during the year ended October 31, 2017. In addition, the Fund designated a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

The tax character of distributions paid during the years ended October 31, 2017 and 2016 was as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2017:	$603,959	$—	$603,959	$—	$603,959
2016:	648,794	698,183	1,346,977	—	1,346,977

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NOTES TO FINANCIALS STATEMENTS (continued)
October 31, 2017

As of October 31, 2017 and 2016, respectively, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Components of accumulated earnings/(deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated earnings	Accumulated capital and other losses	Other book/tax temporary differences	Book unrealized appreciation/ (depreciation)	Total accumulated earnings / (deficit)
2017:	$1,374,478	$1,635,451	$3,009,929	—	$(447,191)	$28,343,778	$30,906,516
2016:	567,899	—	567,899	—	(772,531)	9,151,064	8,946,432

The Fund did not have a net capital loss carryforward at October 31, 2017.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

To the extent future capital gains are offset by capital loss carryforwards, if any; such gains will not be distributed.

H.	Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.
3.	Fees and Other Transactions with Affiliates.
A.	Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.95% on the first $3,000,000,000 of the Fund’s average daily net assets and 0.90% per annum on the Fund’s average daily net assets over $3,000,000,000. For the year ended October 31, 2017, the Fund incurred $1,158,801 under the Agreement.

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NOTES TO FINANCIALS STATEMENTS (continued)
October 31, 2017

B.	Investment Advisory and Administrative Fee Waivers. Effective March 28, 2013 (commencement of operations), the Investment Adviser contractually agreed to limit the annual Fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business and for Retail Class, amounts payable pursuant to any plan adopted in accordance with Rule 12b-1) of Class N and Retail Class to 1.25%. The agreement will terminate on March 1, 2018, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2017, the Investment Adviser waived fees in the amount of $110,626 and $35,288 for Class N and Retail Class, respectively.
C.	Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.20% of Class N and Retail Class shares’ average daily net assets. For the year ended October 31, 2017, the Fund incurred shareholder servicing fees in the amount of $236,354 and $7,604 for Class N and Retail Class, respectively.
D.	Distribution (12b-1) Fees. The Fund has adopted a distribution plan pursuant to Rule 12b-1 for Retail Class shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of the Fund’s assets continuously, over time these fees will increase the cost of investment and may cost the shareholder more than paying other types of sales charges. The maximum annual distribution fee for Retail Class shares is 0.25% of the average daily net assets of the Retail Class shares of the Fund. With this agreement along with the investment advisory and waiver agreements above, it is anticipated that total operating expenses for Retail Class shares will be 1.50% of the average daily net assets. For the year ended October 31, 2017, Retail Class shares of the Fund incurred $9,508 for Distribution (12b-1) Fees. This amount is presented under line item “Distributors fees” in the Statement of Operations.
E.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2017, the Fund incurred $39,091 in custody and fund accounting fees. These fees for the Fund were reduced by $14,993 as a result of an expense offset arrangement with the Fund’s custodian. The credit amount (if any) is disclosed in the Statement of Operations as a reduction to the Fund’s expenses. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts.

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NOTES TO FINANCIALS STATEMENTS (continued)
October 31, 2017

Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2017, was $0.

F.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2017, the Fund incurred $54,543 in independent Trustee compensation and reimbursements.
4.	Investment Transactions. For the year ended October 31, 2017, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $26,574,123 and $31,153,777, respectively.
5.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N and Retail Class shares of beneficial interest, at no par value. Transactions in Class N and Retail Class shares were as follows:
	For the year ended October 31, 2017		For the year ended October 31, 2016
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	891,299	$10,859,908	1,128,001	$12,396,138
Shares issued in connection with reinvestments of dividends	41,531	470,955	117,195	1,271,563
Proceeds from short-term redemption fees	N/A	—	N/A	297
Shares redeemed	(901,051)	(10,675,842)	(3,124,991)	(35,007,891)
Net increase (decrease)	31,779	$655,021	(1,879,795)	$(21,339,893)
Retail Class
Shares sold	3,632	$44,358	8,626	$94,582
Shares issued in connection with reinvestments of dividends	882	9,971	3,160	34,157
Shares redeemed	(31,411)	(395,652)	(17,195)	(188,642)
Net decrease	(26,897)	$(341,323)	(5,409)	$(59,903)

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NOTES TO FINANCIALS STATEMENTS (continued)
October 31, 2017

Included in Shares Sold and Shares Redeemed are shareholder exchanges during the years ended October 31, 2017 and 2016, specifically:

During the year ended 2016, 1,966 shares of class R were exchanged for 1,956 shares of class N valued at $22,377.

6.	Principal Risk Factors and Indemnifications.
A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole (equity securities risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation (market risk). Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of large companies (medium-sized company risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to assumption of large positions in securities of a small number of issuers (non-diversification risk). There are certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk), capital controls imposed by foreign governments in response to economic or political events that may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency (capital controls risk), and risks from investing in securities of issuers based in developing countries (emerging markets risk). Non-U.S. currencies invested in by the Fund may depreciate against the U.S. dollar (currency exchange rate risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

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NOTES TO FINANCIALS STATEMENTS (continued)
October 31, 2017

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.
7.	Recent Pronouncements.
A.	Regulation S-X. In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The changes related to Regulation S-X are reflected in the financial statements.
8.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2017 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.

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DISCLOSURE OF FUND EXPENSES
October 31, 2017 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution 12b-1 fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

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DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2017 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period May 1, 2017 to October 31, 2017[1]
Class N
Actual	$1,000	$1,090	$6.58
Hypothetical[2]	$1,000	$1,019	$6.36

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period May 1, 2017 to October 31, 2017[1]
Retail Class
Actual	$1,000	$1,088	$7.89
Hypothetical[2]	$1,000	$1,018	$7.63

[1]	Expenses are equal to the Fund’s annualized expense ratio of 1.25% and 1.50% for Class N and Retail Class shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.

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CONFLICTS OF INTEREST
October 31, 2017 (unaudited)

Conflicts of Interest

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Fund. In addition, certain of such clients (including the Fund) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Fund.

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all investment management clients, including the Fund. BBH, including the Investment Adviser, has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, BBH&Co, including the Investment Adviser, monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH, including the Investment Adviser, has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. The Investment Adviser has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH and the Investment Adviser can face in the operation of its investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser and the Fund has adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

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CONFLICTS OF INTEREST (continued)
October 31, 2017 (unaudited)

Other Clients and Allocation of Investment Opportunities. BBH, including the Investment Adviser. manages funds and accounts of clients other than the Fund (“Other Clients”). In general, BBH, including the Investment Adviser, faces conflicts of interest when it renders investment advisory services to different clients and, from time to time, provides dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Fund and BBH’s Other Clients. Investments made by the Fund do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients managed by BBH. Accordingly, such Other Clients managed by BBH may produce results that are materially different from those experienced by the Fund. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by BBH& Co. could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, the investment methods and strategies that the Investment Adviser utilizes in managing the Fund are utilized by BBH, including the Investment Adviser, in managing investments for Other Clients. From time to time, BBH, including the Investment Adviser, establishes, sponsors and is affiliated with other investment pools and accounts which engage in the same or similar businesses as the Fund using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because BBH may have an incentive to allocate investment opportunities to certain accounts or funds. For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts with similar investment strategies.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

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CONFLICTS OF INTEREST (continued)
October 31, 2017 (unaudited)

Affiliated Service Providers. Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Fund’s administrator is the primary valuation agent of the Fund. BBH values securities and assets in the Fund according to the Fund’s valuation policies. Because the Investment Adviser and BBH’s advisory and administrative fees are calculated by reference to a Fund’s net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Fund may be aggregated with orders for other BBH client accounts. BBH however is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order. Allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, raise a potential conflict of interest because BBH has an incentive to allocate trades to certain accounts or funds.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

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CONFLICTS OF INTEREST (continued)
October 31, 2017 (unaudited)

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BBH client accounts, including in connection with BBH client accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other BBH client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BBH client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BBH client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BBH client accounts. To the extent that BBH uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BBH receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BBH.

BBH may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BBH believes are useful in its investment decision-making process. BBH may from time to time choose not to engage in the above described arrangements to varying degrees. BBH may also enter into commission sharing arrangements under which BBH may execute transactions through a broker-dealer, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BBH. To the extent that BBH engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times.

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CONFLICTS OF INTEREST (continued)
October 31, 2017 (unaudited)

Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. In selecting the Fund for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Fund benefit from additional fees when the Fund is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available, or are believed by BBH to be unreliable, the Fund’s investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

financial statements october 31, 2017	35

BBH GLOBAL CORE SELECT

CONFLICTS OF INTEREST (continued)
October 31, 2017 (unaudited)

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Fund, which could have an adverse effect on the Fund.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business.

36

BBH GLOBAL CORE SELECT

ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2017 (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Fund designates up to a maximum of $603,959 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended October 31, 2017. In January 2018, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2017. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

100% of the ordinary income dividends paid by the Fund during the year ended October 31, 2017 qualifies for the dividends received deduction available to corporate shareholders.

financial statements october 31, 2017	37

TRUSTEES AND OFFICERS OF BBH GLOBAL CORE SELECT

(unaudited)

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	6	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Consultant to Western World Insurance Group, Inc. (“WWIG”) (January 2010 to January 2012).	6	Director of WWIG.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	6	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Partner, Certified Public Accountant, KPMG LLP (retired in September 2012).	6	Trustee, Bridge Builder Trust (8 Funds) Director; Teton Advisors, Inc. (a registered investment adviser).

38

TRUSTEES AND OFFICERS OF BBH GLOBAL CORE SELECT

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.; Director of BBH Luxembourg S.C.A. (since 1992).	6	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); Director of BBH Luxembourg S.C.A. (since 2012); Director of BBH Trust Company (Cayman) Ltd. (since 2012).	6	None.

financial statements october 31, 2017	39

TRUSTEES AND OFFICERS OF BBH GLOBAL CORE SELECT

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since September 2015; Executive Director, Counsel, Morgan Stanley Smith Barney LLC (2009-September 2015).
Keith M. Kelley 140 Broadway New York, NY 10005 Birth Year: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016
Vice President of BBH&Co. since February 2016; joined BBH&Co. in 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014-February 2016); Compliance Manager, State Street Corporation (2013- 2014); Associate, J.P. Morgan Chase & Co. (2011-2013).

40

TRUSTEES AND OFFICERS OF BBH GLOBAL CORE SELECT

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Suzan M. Barron 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.
Rowena Rothman 140 Broadway New York, NY 10005 Birth Year: 1967	Assistant Treasurer	Since 2011	Vice President of BBH&Co. since 2009.

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
ˆ	The Fund Complex consists of the Trust, which has six series, and each is counted as one “Portfolio” for purposes of this table.

financial statements october 31, 2017	41

Administrator
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005

Distributor
Alps Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Co 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265
Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Opinions, forecasts, and discussions about investment strategies represent Fund management’s views as of the date of this commentary and are subject to change without notice. References to specific securities, asset classes, and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as recommendations.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files with the Securities and Exchange Commission (“SEC”) a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2017

BBH PARTNER FUND – INTERNATIONAL EQUITY FUND
(FORMERLY BBH INTERNATIONAL EQUITY FUND)

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2017

For the 12-month period ended October 31, 2017, the BBH Partner Fund – International Equity (the “Fund” or “BBH International”) Class I Shares returned 18.51% net of fees. The Fund’s benchmark, the MSCI Europe, Australasia Far East Index (the “EAFE”), returned 23.44% over the same period. For the five years ending October 31, 2017, BBH International has returned 7.47% per year while the MSCI EAFE has increased 8.53%.

From 2004 to February 2017, the Fund was sub-advised by two managers who employed distinct investment styles. One sub-adviser, Mondrian Investment Partners Limited (“Mondrian”), employed a value strategy while the other, Walter Scott & Partners Limited (“Walter Scott”), employed a growth strategy. In 2017, the Fund made key changes to the management of the strategy. Effective February 24, 2017, the Fund manager transitioned assets from previous sub-advisers, Mondrian and Walter Scott, to Select Equity Group (“SEG”) as the sole sub-adviser.

Select Equity Group invests in a concentrated portfolio of predominantly non-U.S. domiciled businesses that are deemed to be “Select Equity pedigree”. Select Equity seeks to identify great businesses with enduring franchise value — those with steady predictable growth, high returns on capital and well-established. The key criteria used to evaluate a company are:

■ Predictable Growth: SEG typically looks for businesses that have the potential to grow earnings per share and free cash flow at a double-digit rate per year throughout the cycle. Additionally, the team prefers companies that they believe can achieve this growth in a highly predictable and sustainable manner.

■ Strong Returns on Invested Capital (ROIC): The team looks for companies that have strong ROICs, better than average returns on assets, etc. that are achieved through having strong and growing margins and low capital intensity.

■ Defensible Competitive Moat(s): The team spends most of their time assessing the nature of a company’s “moat”. Companies with strong moats and/or natural barriers to entry that protect a company’s competitive advantage enable continued earnings per share and ROIC growth.

■ Capital Stewardship: Strong management teams with good capital allocation skills are essential to perpetuating the above characteristics of a company.

SEG believes that, with patience, the market may provide an attractive opportunity to invest at what the investment team deems a fair valuation. The Firm has maintained a research-intensive, value-based approached to investing in high-quality businesses.

Over the trailing twelve-month period, the Fund underperformed its benchmark primarily due to an overweight position to cash and individual security performance from the following holdings: Dentsu Inc., Grupo Televisa SAB and WPP PLC. The largest contributors to 12-month performance include: Adidas AG, Baidu Inc. and Amadeus IT.

2

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2017

Growth of $10,000 Invested in BBH International Equity

The graph below illustrates the hypothetical investment of $10,0001 in the Class I shares of the Fund (Effective February 24, 2017, the Fund’s Class N shares were converted into Class I shares) over the ten years ended October 31, 2017 as compared to the MSCI EAFE.

Total Return for the Period Ended October 31, 2017			
	One Year	Five Years (Annualized)	Ten Years (Annualized)
Class I	18.51%	7.47%	2.17%

$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$12,392
$11,159
10/31/07
10/31/08
10/31/09
10/31/10
10/31/11
10/31/12
10/31/13
10/31/14
10/31/15
10/31/16
10/31/17
BBH International Equity Fund*
MSCI EAFE

* net of fees and expenses

The annualized gross expense ratio as in the February 28, 2017 prospectus for Class I shares was 0.70%.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Fund shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. Returns do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The EAFE has been adjusted to reflect reinvestment of dividends on securities in the index. The EAFE is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.

financial statements october 31, 2017	3

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of BBH Partner Fund —
International Equity (formerly BBH International Equity Fund):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Partner Fund — International Equity (formerly BBH International Equity Fund), a series of BBH Trust (the “Trust”), as of October 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBH Partner Fund — International Equity as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 22, 2017

4

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

PORTFOLIO ALLOCATION
October 31, 2017

COUNTRY DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stocks:
Bermuda	$10,378,859	0.7%
Brazil	16,523,879	1.2
Canada	93,677,646	6.6
Cayman Islands	28,382,175	2.0
Denmark	19,199,626	1.3
France	203,785,006	14.3
Germany	120,759,065	8.5
Hong Kong	63,618,800	4.5
Ireland	24,504,218	1.7
Israel	22,180,684	1.5
Italy	21,659,471	1.5
Japan	124,256,726	8.7
Jersey	25,185,303	1.8
Mexico	30,999,130	2.2
Spain	50,968,123	3.6
Switzerland	186,778,960	13.1
United Kingdom	134,221,232	9.4
Registered Investment Companies:
United States	219,300,000	15.4
Cash and Other Assets in Excess of Liabilities	29,162,907	2.0
NET ASSETS	$1,425,541,810	100.0%

All data as of October 31, 2017. The Fund’s country diversification is expressed as a percentage of net assets and may vary over time. The Fund’s country diversification is derived from the respective security’s country of incorporation.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	5

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

PORTFOLIO ALLOCATION (continued)
October 31, 2017

SECTOR DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stocks:
Basic Materials	$66,579,573	4.7%
Communications	100,744,305	7.1
Consumer Cyclical	297,172,399	20.8
Consumer Non-Cyclical	250,830,793	17.6
Financials	209,964,567	14.7
Industrials	161,192,977	11.3
Technology	90,594,289	6.4
Registered Investment Companies	219,300,000	15.4
Cash and Other Assets in Excess of Liabilities	29,162,907	2.0
NET ASSETS	$1,425,541,810	100.0%

All data as of October 31, 2017. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

6

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

PORTFOLIO OF INVESTMENTS
October 31, 2017

Shares/ Units		Value
	COMMON STOCKS (82.6%)
	BERMUDA (0.7%)
	CONSUMER NON-CYCLICAL
243,578	IHS Markit, Ltd.[1]	$10,378,859
	Total Bermuda	10,378,859

	BRAZIL (1.2%)
	CONSUMER NON-CYCLICAL
2,585,829	Ambev SA	16,523,879
	Total Brazil	16,523,879

	CANADA (6.6%)
	CONSUMER CYCLICAL
509,647	Alimentation Couche-Tard, Inc. (Class B)	23,924,063

	FINANCIALS
929,269	Brookfield Asset Management, Inc. (Class A)	38,973,542

	INDUSTRIALS
177,321	Canadian Pacific Railway, Ltd.[1]	30,780,041
	Total Canada	93,677,646

	CAYMAN ISLANDS (2.0%)
	COMMUNICATIONS
116,349	Baidu, Inc. ADR[1]	28,382,175
	Total Cayman Islands	28,382,175

	DENMARK (1.3%)
	CONSUMER NON-CYCLICAL
218,335	Coloplast AS (Class B)	19,199,626
	Total Denmark	19,199,626

	FRANCE (14.3%)
	BASIC MATERIALS
438,541	Air Liquide SA	55,858,381

	CONSUMER CYCLICAL
108,249	LVMH Moet Hennessy Louis Vuitton SE	32,307,325
168,334	Sodexo SA	21,429,250
		53,736,575

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	7

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Shares/ Units		Value
	COMMON STOCKS (continued)
	FRANCE (continued)
	CONSUMER NON-CYCLICAL
148,107	Essilor International SA	$18,760,576

	INDUSTRIALS
272,548	Safran SA1	28,719,080

	TECHNOLOGY
271,165	Capgemini SE	32,973,361
129,318	Dassault Systemes SE	13,737,033
		46,710,394

	Total France	203,785,006

	GERMANY (8.5%)
	CONSUMER CYCLICAL
208,999	Adidas AG	46,512,197

	CONSUMER NON-CYCLICAL
630,825	Fresenius SE & Co. KGaA	52,697,058
51,377	Henkel AG & Co. KGaA (Preference Shares)	7,211,690
		59,908,748
	TECHNOLOGY
126,034	SAP SE	14,338,120
	Total Germany	120,759,065

	HONG KONG (4.5%)
	FINANCIALS
8,453,600	AIA Group, Ltd.	63,618,800

	Total Hong Kong	63,618,800

	IRELAND (1.7%)
	INDUSTRIALS
649,198	CRH, Plc.[1]	24,504,218

	Total Ireland	24,504,218

The accompanying notes are an integral part of these financial statements.

8

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Shares/ Units		Value
	COMMON STOCKS (continued)
	ISRAEL (1.5%)
	TECHNOLOGY
188,435	Check Point Software Technologies, Ltd.[1]	$22,180,684

	Total Israel	22,180,684

	ITALY (1.5%)
	CONSUMER CYCLICAL
377,933	Luxottica Group SpA	21,659,471

	Total Italy	21,659,471

	JAPAN (8.7%)
	COMMUNICATIONS
968,515	Dentsu, Inc.	41,363,000

	CONSUMER NON-CYCLICAL
164,900	Kao Corp.	9,976,048
1,255,600	Seven & i Holdings Co., Ltd.	50,775,533
		60,751,581
	INDUSTRIALS
40,000	Keyence Corp.[1]	22,142,145

	Total Japan	124,256,726

	JERSEY (1.8%)
	CONSUMER CYCLICAL
361,212	Ferguson, Plc.	25,185,303

	Total Jersey	25,185,303

	MEXICO (2.2%)
	COMMUNICATIONS
1,416,132	Grupo Televisa SAB ADR	30,999,130
	Total Mexico	30,999,130

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	9

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Shares/ Units		Value
	COMMON STOCKS (continued)
	SPAIN (3.6%)
	CONSUMER CYCLICAL
1,166,441	Industria de Diseno Textil SA	$43,603,032

	TECHNOLOGY
108,562	Amadeus IT Group SA	7,365,091

	Total Spain	50,968,123

	SWITZERLAND (13.1%)
	BASIC MATERIALS
4,797	Givaudan SA	10,721,192

	CONSUMER CYCLICAL
289,073	Cie Financiere Richemont SA	26,706,271

	CONSUMER NON-CYCLICAL
563,392	Nestle SA	47,443,673

	FINANCIALS
239,486	Chubb, Ltd.	36,119,279
15,959	Partners Group Holding AG	10,741,052
		46,860,331
	INDUSTRIALS
423,221	ABB, Ltd.	11,085,131
251,311	Kuehne + Nagel International AG1	43,962,362
		55,047,493
	Total Switzerland	186,778,960

The accompanying notes are an integral part of these financial statements.

10

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Shares/ Units		Value
	COMMON STOCKS (continued)
	UNITED KINGDOM (9.4%)
	CONSUMER CYCLICAL
2,544,437	Compass Group, Plc.	$55,845,487

	CONSUMER NON-CYCLICAL
523,351	Diageo, Plc.	17,863,851

	FINANCIALS
1,061,557	Prudential, Plc.	26,126,785
6,376,881	Worldpay Group, Plc.	34,385,109
		60,511,894
	Total United Kingdom	134,221,232
	Total Common Stocks (Identified cost $1,018,934,162)	1,177,078,903
	REGISTERED INVESTMENT COMPANIES (15.4%)
219,300,000	Morgan Stanley Institutional Liquidity Funds – Treasury Securities Portfolio, Institutional Share Class	219,300,000
	Total Registered Investment Companies (Identified cost $219,300,000)	219,300,000

TOTAL INVESTMENTS (Identified cost $1,238,234,162)[2]	98.0%	$1,396,378,903
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES	2.0%	29,162,907
NET ASSETS	100.0%	$1,425,541,810

[1]	Non-income producing security.
[2]	The aggregate cost for federal income tax purposes is $1,238,335,074, the aggregate gross unrealized appreciation is $184,314,705 and the aggregate gross unrealized depreciation is $26,270,876, resulting in net unrealized appreciation of $158,043,829.

The Fund’s country diversification is based on the respective security’s country of incorporation.

Abbreviations:

ADR – American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	11

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

12

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Financial assets within level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets and are, therefore, fair valued according to procedures adopted by the Board of Trustees. As level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	13

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2017.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)*	Significant Other Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)*	Balance as of October 31, 2017
Common Stocks:
Bermuda	$10,378,859	$—	$—	$10,378,859
Brazil	—	16,523,879	—	16,523,879
Canada	93,677,646	—	—	93,677,646
Cayman Islands	28,382,175	—	—	28,382,175
Denmark	—	19,199,626	—	19,199,626
France	—	203,785,006	—	203,785,006
Germany	—	120,759,065	—	120,759,065
Hong Kong	—	63,618,800	—	63,618,800
Ireland	—	24,504,218	—	24,504,218
Israel	22,180,684	—	—	22,180,684
Italy	—	21,659,471	—	21,659,471
Japan	—	124,256,726	—	124,256,726
Jersey	—	25,185,303	—	25,185,303
Mexico	30,999,130	—	—	30,999,130
Spain	—	50,968,123	—	50,968,123
Switzerland	36,119,279	150,659,681	—	186,778,960
United Kingdom	—	134,221,232	—	134,221,232
Registered Investment Companies:
United States	219,300,000	—	—	219,300,000
Investments, at value	$441,037,773	$955,341,130	$—	$1,396,378,903

*	The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the period ended October 31, 2017.

The accompanying notes are an integral part of these financial statements.

14

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2017

ASSETS:
Investments in securities, at value (Identified cost $1,238,234,162)	$1,396,378,903
Cash	21,499,931
Foreign currency at value (Identified cost $74,292)	74,004
Receivables for:
Investments sold	3,162,057
Dividends	2,981,779
Shares sold	2,374,900
Prepaid assets	8,655
Total Assets	1,426,480,229
LIABILITIES:
Payables for:
Investment advisory and administrative fees	754,523
Professional fees	80,859
Shares redeemed	51,025
Custody and fund accounting fees	33,833
Distributor fees	5,499
Transfer agent fees	4,201
Accrued expenses and other liabilities	8,479
Total Liabilities	938,419
NET ASSETS	$1,425,541,810
Net Assets Consist of:
Paid-in capital	$1,164,617,981
Undistributed net investment income	8,990,100
Accumulated net realized gain on investments in securities and foreign exchange transactions	93,803,871
Net unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	158,129,858
Net Assets	$1,425,541,810
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS I SHARES
($1,425,541,810 ÷ 85,111,906 shares outstanding)	$16.75

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	15

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

STATEMENT OF OPERATIONS
For the year ended October 31, 2017

NET INVESTMENT INCOME:
Income:
Dividends (net of foreign withholding taxes of $1,841,510)	$19,350,024
Interest income	1,602
Other income	32
Total Income	19,351,658
Expenses:
Investment advisory and administrative fees	8,129,325
Custody and fund accounting fees	292,266
Professional fees	125,118
Board of Trustees’ fees	54,441
Transfer agent fees	28,888
Shareholder servicing fees	28,394
Distributor fees	28,270
Miscellaneous expenses	96,406
Total Expenses	8,783,108
Expense offset arrangement	(142,502)
Investment advisory and administrative fees waiver	(8,095)
Net Expenses	8,632,511
Net Investment Income	10,719,147
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments in securities	149,302,631
Net realized loss on foreign exchange transactions and translations	(761,646)
Net realized gain on investments in securities and foreign exchange transactions and translations	148,540,985
Net change in unrealized appreciation/(depreciation) on investments in securities	40,964,393
Net change in unrealized appreciation/(depreciation) on foreign currency translations	70,310
Net change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	41,034,703
Net Realized and Unrealized Gain	189,575,688
Net Increase in Net Assets Resulting from Operations	$200,294,835

The accompanying notes are an integral part of these financial statements.

16

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2017	2016
INCREASE IN NET ASSETS:
Operations:
Net investment income	$10,719,147	$17,588,064
Net realized gain (loss) on investments in securities and foreign exchange transactions and translations.	148,540,985	(5,920,115)
Net change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	41,034,703	8,168,515
Net increase in net assets resulting from operations	200,294,835	19,836,464
Dividends and distributions declared:
From net investment income:
Class N*	(912,244)	(11,418,433)
Class I	(20,664,200)	(1,321,700)
Total dividends and distributions declared	(21,576,444)	(12,740,133)
Share transactions:
Proceeds from sales of shares**	425,081,311	884,413,974
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	1,195,485	12,671,721
Proceeds from short-term redemption fees	5,129	4,306
Cost of shares redeemed**	(138,701,031)	(677,619,363)
Net increase in net assets resulting from share transactions	287,580,894	219,470,639
Total increase in net assets	466,299,285	226,566,969
NET ASSETS:
Beginning of year	959,242,525	732,675,556
End of year (including undistributed net investment income of $8,990,100 and $20,024,709, respectively)	$1,425,541,810	$959,242,525

*	Effective February 24, 2017 Class N shares were converted into Class I shares.
**	Includes share exchanges. See note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	17

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class I share outstanding throughout each year.

	For the years ended October 31,
	2017*	2016	2015	2014	2013
Net asset value, beginning of year	$14.46	$14.54	$15.16	$15.43	$13.08
Income from investment operations:
Net investment income[1]	0.14	0.34	0.26	0.40	0.28
Net realized and unrealized gain (loss)	2.47	(0.14)	(0.49)	(0.38)	2.37
Total income (loss) from investment operations	2.61	0.20	(0.23)	0.02	2.65
Less dividends and distributions:
From net investment income	(0.32)	(0.28)	(0.39)	(0.29)	(0.30)
Total dividends and distributions .	(0.32)	(0.28)	(0.39)	(0.29)	(0.30)
Short-term redemption fees[1]	0.00 [2]	0.00 [2]	0.00 [2]	—	0.00 [2]
Net asset value, end of year	$16.75	$14.46	$14.54	$15.16	$15.43
Total return	18.51%	1.51%	(1.42)%	0.21%	20.64%
Ratios/Supplemental data:
Net assets, end of year (in millions).	$1,426	$914	$68	$86	$75
Ratio of expenses to average net assets before reductions	0.74%	0.85%	0.89%	0.90%	0.90%
Expense offset arrangement	0.01%	0.00%[3]	0.00%[3]	0.00%[3]	0.00%[3]
Ratio of expenses to average net assets after reductions	0.73%	0.85%	0.89%	0.90%	0.90%
Ratio of net investment income to average net assets	0.91%	2.41%	1.77%	2.62%	2.01%
Portfolio turnover rate	130%	12%	18%	15%	14%

*	Effective February 24, 2017 Class N shares were converted into Class I shares.
[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01.
[3]	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

18

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

NOTES TO FINANCIAL STATEMENTS
October 31, 2017

1.	Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on June 6, 1997. On February 24, 2017, the name of the Fund was changed from “BBH International Equity Fund” to “BBH Partner Fund – International Equity”. Effective February 24, 2017, the Fund’s Class N shares were converted into Class I shares. The Fund currently offers one class of shares designated as Class I shares. The investment objective of the Fund is long-term maximization of total return, primarily through capital appreciation. As of October 31, 2017, there were six series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:

A.	Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) securities not traded on an exchange are valued at the average of the quoted bid and asked prices in the over-the counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees (the “Board“); (4) for securities traded on international exchanges, if events which may affect the value of the Fund’s securities occur after the close of the primary exchange on which such securities trade and before the Fund’s net asset value is next determined, then those securities will be fair valued as determined in good faith under supervision of the Board. The Fund currently uses a systematic fair value model provided by an independent third party to adjust the observed values of international securities on a daily basis; (5) short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.
B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded

financial statements october 31, 2017	19

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.
C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are apportioned amongst each fund in the Trust equally. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
D.	Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts (“Contracts”) in connection with planned purchases or sales of securities to economically hedge the U.S. dollar value of securities denominated in a particular currency, or to increase or shift its exposure to a currency other than U.S. dollars. The Fund has no specific limitation on the percentage of assets which may be committed to these types of Contracts. The Fund could be exposed to risks if the counterparties to the Contracts are unable to meet the terms of their Contracts or if the value of the foreign currency changes unfavorably. The U.S. dollar values of foreign currency underlying all contractual commitments held by the Fund are determined using forward foreign currency exchange rates supplied by a quotation service. During the year ended October 31, 2017 the Fund had no open contracts.
E.	Foreign Currency Translations. The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Upon the purchase or sale of a security denominated in foreign currency, the Fund may enter into forward foreign currency exchange contracts for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction. Reported net realized gains and losses arise from the sales of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. The effect of changes in foreign exchange rates on foreign denominated securities is reflected in the net realized and unrealized gain or loss on investments in securities and foreign exchange transactions and translations and net change in unrealized appreciation or depreciation on investments in securities and foreign

20

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

currency translations. Net unrealized appreciation or depreciation on foreign currency translations arise from changes in the value of the assets and liabilities, excluding investments in securities, at period end, resulting from changes in the exchange rate.
F.	Federal Income Taxes. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified in the Statement of Assets & Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2017, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2017, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the

financial statements october 31, 2017	21

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

prior three years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

G.	Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amounts of $912,244 and $20,664,200 to Class N shares and Class I shares, respectively, during the year ended October 31, 2017. In addition, the Fund designated a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

The tax character of distributions paid during the years ended October 31, 2017 and 2016, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2017:	$21,576,444	—	$21,576,444	—	$21,576,444
2016:	12,740,133	—	12,740,133	—	12,740,133

As of October 31, 2017 and 2016, respectively, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Components of accumulated earnings/(deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated earnings	Accumulated capital and other losses	Other book/tax temporary differences	Book unrealized appreciation/ (depreciation)	Total accumulated earnings/ (deficit)
2017:	$17,227,537	$85,667,346	$102,894,883	—	$(100,912)	$158,129,858	$260,923,829
2016:	20,493,926	—	20,493,926	(46,271,458)	(7,009,826)	117,095,155	84,307,797

During the year ended October 31, 2017, the Fund utilized the remaining net capital loss carryforwards in the amount of $45,647,624.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

22

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

H.	Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3. Fees and Other Transactions with Affiliates

A.	Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. BBH employs a “manager-of-managers” investment approach, whereby it allocated the Fund’s assets among the Fund’s sub-advisers, until February 24, 2017, Mondrian Investment Partners Limited and Walter Scott & Partners Limited (together, “Sub-advisers”). Effective February 24, 2017, BBH replaced the Sub-advisers with a sole sub-adviser, Select Equity Group, L.P. (“Select Equity Group” or the “Sub-adviser”). The Sub-advisers are responsible for investing the assets of the Fund and the Investment Adviser oversaw the Sub-advisers and evaluated their performance results. Until February 24, 2017, the Fund’s investment advisory and administrative services fee was calculated daily and paid monthly at an annual rate equivalent to 0.80% per annum on the first $1,000,000,000 of average daily net assets and 0.70% per annum on all average daily net assets over $1,000,000,000. Effective February 24, 2017, the Fund’s investment advisory and administrative services fee is calculated daily and paid monthly at an annual rate equivalent to 0.65% per annum on the first $3,000,000,000 of average daily net assets and 0.60% per annum on all average daily net assets over $3,000,000,000. The Investment Adviser pays its Sub-advisers a percentage from its investment advisory and administrative fees. For the year ended October 31, 2017 the Fund incurred $8,129,325 for services under the Agreements.
B.	Investment Advisory and Administrative Fee Waivers. Effective December 29, 2015 and until February 24, 2017, the Investment Adviser has voluntarily agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of

financial statements october 31, 2017	23

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

the Fund’s business) of Class N to 1.07%. This was a voluntary waiver that could have been changed at any time at the sole discretion of the Investment Adviser. From November 1, 2016 to February 23, 2017, the Investment Adviser waived fees in the amount of $8,095 for Class N.
C.	Shareholder Servicing Fees. The Trust had a shareholder servicing agreement with BBH. BBH received a fee from the Fund calculated daily and paid monthly at an annual rate of 0.20% of Class N shares’ average daily net assets. From November 1, 2016 to February 23, 2017, Class N shares of the Fund incurred $28,394 in shareholder servicing fees.
D.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2017, the Fund incurred $292,266 in custody and fund accounting fees. These fees for the Fund were reduced by $142,502 as a result of an expense offset arrangement with the Fund’s custodian. The credit amount (if any) is disclosed in the Statement of Operations as a reduction to the Fund’s expenses. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2017, was $195. This amount is included under line item “Custody and fund accounting fees” in the Statement of Operations.
E.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2017, the Fund incurred $54,441 in independent Trustee compensation and expense reimbursements.
4.	Investment Transactions. For the year ended October 31, 2017, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $1,775,668,033 and $1,504,154,731 respectively.

24

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

5.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class I shares of beneficial interest, at no par value. Effective February 24, 2017, the Fund’s Class N shares were converted into Class I shares. Transactions in Class N shares and Class I shares were as follows:

	For the year ended October 31, 2017		For the year ended October 31, 2016
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	254,302	$3,635,185	1,338,991	$18,817,299
Shares issued in connection with reinvestments of dividends	63,325	885,747	836,244	11,364,561
Proceeds from short-term redemption fees	N/A	—	N/A	185
Shares redeemed	(3,432,844)	(50,037,147)	(44,930,525)	(607,010,304)
Net decrease	(3,115,217)	$(45,516,215)	(42,755,290)	$(576,828,259)
Class I
Shares sold	27,598,208	$421,446,126	63,509,676	$865,596,675
Shares issued in connection with reinvestments of dividends	22,126	309,738	96,115	1,307,160
Proceeds from short-term redemption fees	N/A	5,129	N/A	4,121
Shares redeemed	(5,731,089)	(88,663,884)	(5,063,173)	(70,609,059)
Net increase	21,889,245	$333,097,109	58,542,618	$796,298,897

Included in Shares Sold and Shares Redeemed are shareholder exchanges during the years ended October 31, 2017 and 2016. Specifically:

During the year ended October 31, 2017, 3,299,230 shares of Class N were exchanged for 3,295,030 shares of Class I valued at $48,140,385.

During the year ended October 31, 2016, 42,513,444 shares of Class N were exchanged for 42,481,646 shares of Class I valued at $573,465,047.

financial statements october 31, 2017	25

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

6.Principal Risk Factors and Indemnifications.

A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Sub- advisers may cause the Fund to incur losses or miss profit opportunities (management risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole (equity securities risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation (market risk). The Fund may, from time to time, invest in a limited number of issuers. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund’s net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund’s volatility and may lead to greater losses (concentrated portfolio holdings risk). There are certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk), capital controls imposed by foreign governments in response to economic or political events that may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency (capital controls risk), and risks from investing in securities of issuers based in developing countries (emerging markets risk). Non-U.S. currencies invested in by the Fund may depreciate against the U.S. dollar (currency exchange rate risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The derivatives held by the Fund including forwards and futures, may be riskier than other types of investments and may increase the volatility of the Fund (derivatives risk). Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counter-party risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor (large cap company risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

26

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.
7.	Recent Pronouncements.
A.	Regulation S-X. In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The changes related to Regulation S-X are reflected in the financial statements.
8.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2017 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.

financial statements october 31, 2017	27

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

DISCLOSURE OF FUND EXPENSES
October 31, 2017 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2017 to October 31, 2017).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

28

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2017 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period May 1, 2017 to October 31, 2017[1]
Class I
Actual	$1,000	$1,077	$3.61
Hypothetical[2]	$1,000	$1,022	$3.52

[1]	Expenses are equal to the Fund’s annualized expense ratio of 0.69% for I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.

financial statements october 31, 2017	29

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

CONFLICTS OF INTEREST
October 31, 2017 (unaudited)

Conflicts of Interest

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Fund. In addition, certain of such clients (including the Fund) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Fund.

The Investment Adviser and the Sub-Adviser have adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser and the Sub-Adviser monitor a variety of areas, including compliance with fund investment guidelines, the investment in only those securities that have been approved for purchase, and compliance with their respective Code of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser, the Sub-Adviser and the Trust’s chief compliance officer on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH, the Investment Adviser and Sub-Adviser can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser, the Sub-Adviser and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Other Clients and Allocation of Investment Opportunities. BBH, the Investment Adviser, and the Sub-Adviser manage funds and accounts of clients other than the Fund (“Other Clients”). In general, BBH, the Investment Adviser, and the Sub-Adviser face conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Fund and Other Clients. Investments made by the Fund do not, and are not intended to, replicate the investments, or the

30

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

CONFLICTS OF INTEREST (continued)
October 31, 2017 (unaudited)

investment methods and strategies, of Other Clients. Accordingly, such Other Clients may produce results that are materially different from those experienced by the Fund. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by the Investment Adviser or Sub-Adviser could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. From time to time, the Investment Adviser and Sub-Adviser, establish, sponsor and are affiliated with other investment pools and accounts which engage in the same or similar businesses as the Fund using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because the Investment Adviser or Sub-Adviser may have an incentive to allocate investment opportunities to certain accounts or funds. However, the investment Adviser and the Sub-Adviser have implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts they manage with similar investment strategies.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Fund’s administrator is the primary valuation agent of the Fund. BBH values securities and assets in the Fund according to the Fund’s valuation policies. Because the Investment Adviser and BBH’s advisory and administrative fees are calculated by reference to a Fund’s net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Fund may be aggregated with orders for other accounts managed by the Sub-Adviser. The Sub-Adviser however is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold.

financial statements october 31, 2017	31

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

CONFLICTS OF INTEREST (continued)
October 31, 2017 (unaudited)

When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

Soft Dollars. The Sub-Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Sub-Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Sub-Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Fund and other accounts managed by the Sub-Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other accounts. To the extent that Sub-Adviser uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Sub-Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Sub-Adviser.

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times.

Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. In selecting the Fund for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have

32

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

CONFLICTS OF INTEREST (continued)
October 31, 2017 (unaudited)

superior performance. BBH, the Investment Adviser and their affiliates providing services to the Fund benefit from additional fees when the Fund is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available, or are believed by BBH to be unreliable, the Fund’s investments will be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Fund, which could have an adverse effect on the Fund. However, the Investment Adviser has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policy and procedures are intended to prevent BBH Partners and employees from trading in the same securities as the Fund.

financial statements october 31, 2017	33

BBH PARTNER FUND – INTERNATIONAL EQUITY (formerly BBH International Equity Fund)

CONFLICTS OF INTEREST (continued)
October 31, 2017 (unaudited)

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

34

TRUSTEES AND OFFICERS OF BBH PARTNER FUND – INTERNATIONAL EQUITY
(formerly BBH International Equity Fund)

ADDITIONAL FEDERAL TAX INFORMATION

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Fund designates up to a maximum of $21,576,444 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended October 31, 2017. In January 2018, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2017. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns. The amounts which represent income derived from sources within, and taxes paid to foreign counties or possessions of the United States are as follows:

Foreign Source Income	Foreign Taxes Paid
$24,003,946	$1,839,023

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

financial statements october 31, 2017	35

TRUSTEES AND OFFICERS OF BBH PARTNER FUND – INTERNATIONAL EQUITY
(formerly BBH International Equity Fund)

(unaudited)

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	6	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Consultant to Western World Insurance Group, Inc. (“WWIG”) (January 2010 to January 2012).	6	Director of WWIG.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	6	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Partner, Certified Public Accountant, KPMG LLP (retired in September 2012).	6	Trustee, Bridge Builder Trust (8 Funds) Director; Teton Advisors, Inc. (a registered investment adviser).

36

TRUSTEES AND OFFICERS OF BBH PARTNER FUND – INTERNATIONAL EQUITY
(formerly BBH International Equity Fund)

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.; Director of BBH Luxembourg S.C.A. (since 1992).	6	None.

John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); Director of BBH Luxembourg S.C.A. (since 2012); Director of BBH Trust Company (Cayman) Ltd. (since 2012).	6	None.

financial statements october 31, 2017	37

TRUSTEES AND OFFICERS OF BBH PARTNER FUND – INTERNATIONAL EQUITY
(formerly BBH International Equity Fund)

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.

Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.

Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.

Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since September 2015; Executive Director, Counsel, Morgan Stanley Smith Barney LLC (2009-September 2015).

Keith M. Kelley 140 Broadway New York, NY 10005 Birth Year: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016
Vice President of BBH&Co. since February 2016; joined BBH&Co. in 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014-February 2016); Compliance Manager, State Street Corporation (2013-2014); Associate, J.P. Morgan Chase & Co. (2011-2013).

38

TRUSTEES AND OFFICERS OF BBH PARTNER FUND – INTERNATIONAL EQUITY
(formerly BBH International Equity Fund)

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Suzan M. Barron 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.
Rowena Rothman 140 Broadway New York, NY 10005 Birth Year: 1967	Assistant Treasurer	Since 2011	Vice President of BBH&Co. since 2009.

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
ˆ	The Fund Complex consists of the Trust, which has six series, and each is counted as one “Portfolio” for purposes of this table.

financial statements october 31, 2017	39

Administrator
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265
Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Opinions, forecasts, and discussions about investment strategies represent Fund management’s views as of the date of this commentary and are subject to change without notice. References to specific securities, asset classes, and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as recommendations.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files with the Securities and Exchange Commission (“SEC”) a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2017

BBH LIMITED DURATION FUND

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2017

We’ve had an excellent year, and both our short-term and long-term performance is very strong within our peer group of “ultrashort” fixed income funds. For the 12 months ended October 31, 2017, the BBH Limited Duration Fund (the ”Fund”) returned 2.77%, vs. a 0.24% return for the benchmark 1-3 year Treasury index. Declining spreads provided a tailwind to the Fund’s credit investments, while the Fund’s duration hedges mitigated against losses in the Fund’s benchmark over the first half of the year, when two-year Treasury yields nearly doubled from 0.83% to 1.60%.

2

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2017

Return Attribution (%)
	Sector and Rating Exposure	Security Selection	Total Contribution
Excess return contributions*:
Agency	0.01	0.00	0.01
Asset-Backed Securities (“ABS”)	0.22	0.63	0.85
Commercial Mortgage-Backed Securities (“CMBS”)	0.16	0.10	0.26
Mortgage-Backed Securities (“MBS”)	0.00	0.01	0.01
Corporate	1.06	0.23	1.29
Municipal	0.02	0.03	0.05
TIPS	—	—
Total Excess Return Contribution	1.47	1.00	2.47

Return from rates and expenses:
Duration and Yield Curve			0.50
Fees and expenses			(0.28)
Other			0.08
Total Return			2.77

*	Excess Return Contribution is the return in excess of a comparable duration U.S. Treasuries multiplied by the exposure size in the account.

The drivers of return in this strategy are a valuation-based approach to credit exposure and security selection, and both have worked in our favor. About 2.47% of the 2.77% total return arose from our various credit exposures in the Fund. That figure included 1.47% due to the sector and rating exposures we took (i.e., could have been achieved using index exposures of the same size), and an additional 1.0% attributable to security selection.

As we prepare this letter (November 30), rates are moving upwards. The two- and five-year Treasury Notes are at five-year high yields. The Fund has little sensitivity to these changes, given its very low seven-month duration. Keeping duration at this level helps achieve the results above, but is only part of the story.

financial statements october 31, 2017	3

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2017

The more important risk metric in the Fund is its sensitivity to changes in the price of credit, or ‘credit spreads’. As a reminder, credit spreads are the yield difference between a credit instrument, like a corporate bond, and a Treasury of the same duration. Corporate credit spreads have ranged from a high of about 2.5% to a low of 0.94% since the financial crisis, meaning that the average investment grade corporate bond has offered between one to two-and-a-half percent more than a comparable maturity Treasury since 2010. Each trough in the chart of rolling six-month returns below (2011, 2013, and 2016) marks the end of a spread-widening episode, and returns are generally strong as we come out of each one. In 2011 and 2013, spreads came down very quickly, but in 2015-16 they stayed high for a while.

The Fund currently has about a 1.6 year “spread duration”, meaning that a 1% change in credit spreads could drive an estimated 1.6% price change in the Fund. The 2011 and 2016 spread-widening episodes both saw spreads rise by almost a full percentage point, albeit over several months. Our realized experience was substantially better than those sensitivity estimates suggest, due to strong credit selection, and because of the valuation hurdles we demand of our investments.

4

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2017

Currently, the Fund is positioned more conservatively than it has been in quite a while. That is because credit valuations have been very tight. Our valuation screens have been screaming “overvalued” at us, particularly about the corporate market. As fewer and fewer credits meet our purchase criteria, and more and more hit our pre-determined exit prices, our spread duration has been creeping down. We are only going to add to our spread duration if we find substantially higher compensation for credit risk, thereby improving our six month break-even estimate, as described above.

In addition to reducing our sensitivity to a pullback in credit, the portfolio holds not only a large slug of cash (16%), but also an additional 15% of the fund in A-or-better rated corporate securities maturing in less than a year. We’ve been taking advantage of the fact that the largest bond ETFs are forced sellers of corporate securities under 13 months, a supply overhang that has increased their yield relative to longer positions. About a third of the Fund is invested in short, higher quality asset-backed securities — a specialty of ours — as well as some higher-rated loans and a few special situations in municipal bonds.

We are always looking for good individual values and, no matter the market backdrop, there are always a few of those in the portfolio at any time. Among the top ten holdings listed below, the Fund’s biggest municipal position in NJ Turnpike bonds, earning a floating rate (currently about 1.65%) and rated A+. Our AT&T exposure is a combination of short maturities (2019 and prior), yielding from 1.7% to 2.4%. The Credit Acceptance positions are AAA-rated auto loan asset-backeds, yielding approximately 2.5%, where the issuer and its distributors retain more than 50% of any losses before we can be affected. PFS Financing Corp finances insurance premiums for small businesses — the “unearned” part of the insurance premium that is refundable if the policy is cancelled (and PFS can cancel if the business doesn’t pay interest). These are AAA-rated asset-backed securities made up of these secured loans, essentially credit exposure to a group of insurance companies earning from 1.8-2.4%. If you’ve been following the fund for a while, you’ll know we were big

financial statements october 31, 2017	5

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2017

owners of Dell and Western Digital loans through their acquisitions, as we have a lot of confidence in those two management teams. They have been large contributors to performance, but as they appreciated, our exposures have decreased.

Looking at the credit distribution, you can see we are believers in credit and liquidity “barbells”, where we balance high quality, liquid positions and cash, with a handful of value opportunities, some of which may be lower-rated, less liquid, or simply not well understood. The high quality, highly liquid side of the portfolio helps us handle flows and take advantage of fleeting opportunities, while the opportunities improve our returns. You will also see a very limited high yield exposure, currently under 4% of the Fund. Our high yield holdings are primarily focused on the BB rating category, the step just below investment grade. There are often security selection opportunities in this tier, often with companies that we believe have an investment grade credit profile.

6

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2017

Given higher yields in the US and Europe, and overpriced credit conditions in the corporate credit markets, the Fund continues to be invested conservatively. Corporate credit spreads, adjusted for their relative risk, are around their all-time pre-crisis lows, and based on our models and historical data, it would be unprecedented for longer corporate credit to outperform Treasuries over the next three years. Our more conservative positioning has the effect of bringing the yield down somewhat, but we believe it will both help protect our track record of limited volatility and also help us earn greater returns over the coming year. We expect to see better opportunities to buy good value in credit in the months and quarters ahead than are available now. In the meantime, we want to keep liquid and limit our exposure to a reversal, while still earning a reasonable yield.

We thank you for investing with us, and hope to meet with many of you in the coming years,

Sincerely yours,

Andrew P. Hofer

Neil Hohmann

financial statements october 31, 2017	7

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2017

Growth of $10,000 Invested in BBH Limited Duration

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund over the ten years ended October 31, 2017 as compared to the BCTSY.

The annualized gross expense ratios as in the February 28, 2017 prospectus for Class N and Class I shares were 0.49% and 0.27%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The Barclays Capital U.S. 1-3 Year Treasury Bond Index (“BCTSY”) has been adjusted to reflect reinvestment of dividends on securities in the index. The BCTSY is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in the index.

8

BBH LIMITED DURATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of BBH Limited Duration Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Limited Duration Fund, a series of BBH Trust (the “Trust”), as of October 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, agent banks, and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBH Limited Duration Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 22, 2017

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	9

BBH LIMITED DURATION FUND

PORTFOLIO ALLOCATION
October 31, 2017

BREAKDOWN BY SECURITY TYPE

	U.S. $ Value	Percent of Net Assets
Asset Backed Securities	$2,047,573,377	31.9%
Commercial Mortgage Backed Securities	327,314,710	5.1
Corporate Bonds	2,284,923,713	35.6
Loan Participations and Assignments	529,517,091	8.3
Municipal Bonds	449,520,487	7.0
U.S. Government Agency Obligations	214,650,690	3.3
U.S. Treasury Bills	548,885,852	8.6
Cash and Other Assets in Excess of Liabilities	15,904,286	0.2
NET ASSETS	$6,418,290,206	100.0%

All data as of October 31, 2017. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

10

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS
October 31, 2017

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (31.9%)
$ 26,366,190	AIM Aviation Finance, Ltd. 2015-1A1	02/15/40	4.213%	$26,452,271
1,072,559	AmeriCredit Automobile Receivables Trust 2013-3	06/10/19	2.380	1,072,614
30,680,000	AmeriCredit Automobile Receivables Trust 2017-2	09/18/20	1.650	30,661,202
10,970,000	ARI Fleet Lease Trust 2017-A1	04/15/26	1.910	10,966,818
5,089,252	AXIS Equipment Finance Receivables III LLC 2015-1A1	03/20/20	1.900	5,085,931
15,881,108	AXIS Equipment Finance Receivables IV LLC 2016-1A1	11/20/21	2.210	15,826,064
10,295,716	BCC Funding X LLC 2015-1[1]	10/20/20	2.224	10,284,689
13,401,687	BCC Funding XIII LLC 2016-1[1]	12/20/21	2.200	13,382,059
14,090,000	Canadian Pacer Auto Receivables Trust 2017-1A1	12/19/19	1.772	14,085,191
24,884,950	Capital Automotive REIT LLC 2017-1A1	04/15/47	3.870	25,031,858
6,124,542	Cazenovia Creek Funding I LLC 2015-1A1	12/10/23	2.000	6,109,231
36,592,000	CCG Receivables Trust 2017-1[1]	11/14/23	1.840	36,528,048
45,000,000	Chase Issuance Trust 2016-A6	01/15/20	1.100	44,967,240
28,360,000	Chesapeake Funding II LLC 2017-2A1	05/15/29	1.990	28,367,927
25,130,000	Chesapeake Funding II LLC 2017-4A1	11/15/29	2.120	25,115,543
24,486,240	Chesterfield Financial Holdings LLC 2014-1A1	12/15/34	4.500	24,423,695
2,149,366	CIT Equipment Collateral 2014-VT1[1]	10/21/19	1.500	2,148,872
13,000,000	Citibank Credit Card Issuance Trust 2014-A8	04/09/20	1.730	13,013,390
47,700,000	Citibank Credit Card Issuance Trust 2017-A2	01/19/21	1.740	47,716,843
10,890,000	Credit Acceptance Auto Loan Trust 2015-1A1	01/17/23	2.610	10,909,380
14,190,000	Credit Acceptance Auto Loan Trust 2016-2A1	11/15/23	2.420	14,242,856
15,480,000	Credit Acceptance Auto Loan Trust 2017-1A1	10/15/25	2.560	15,503,082

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	11

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$ 50,700,000	Credit Acceptance Auto Loan Trust 2017-2A1	02/17/26	2.550%	$50,578,300
25,550,000	Credit Acceptance Auto Loan Trust 2017-3A1	06/15/26	2.650	25,547,925
18,613,392	Drive Auto Receivables Trust 2015-BA1	07/15/21	2.760	18,689,843
9,493,574	Drive Auto Receivables Trust 2017-1	05/15/19	1.670	9,493,568
12,978,000	Eagle I, Ltd. 2014-1A1	12/15/39	4.310	12,972,634
24,155,543	ECAF I, Ltd. 2015-1A1	06/15/40	3.473	23,946,366
21,900,000	Elm Trust 2016-1A1	06/20/25	4.163	22,129,293
17,549,565	Emerald Aviation Finance, Ltd. 2013-1[1]	10/15/38	4.650	17,984,392
16,082,066	Engs Commercial Finance Trust 2015-1A1	10/22/21	2.310	16,040,190
15,390,501	Enterprise Fleet Financing LLC 2016-2[1]	02/22/22	1.740	15,379,001
17,170,000	Enterprise Fleet Financing LLC 2017-1[1]	07/20/22	2.130	17,210,528
20,810,000	Enterprise Fleet Financing LLC 2017-2[1]	01/20/23	1.970	20,809,022
23,660,000	Enterprise Fleet Financing LLC 2017-3[1]	05/22/23	2.130	23,659,782
3,563,701	FNA Trust 2015-1[1]	12/10/23	3.240	3,547,173
14,500,000	Ford Credit Auto Owner Trust 2014-2[1]	04/15/26	2.310	14,592,603
44,320,000	Ford Credit Floorplan Master Owner Trust A 2017-2	09/15/22	2.160	44,392,078
10,205,595	Foursight Capital Automobile Receivables Trust 2015-1[1]	01/15/21	2.340	10,206,089
16,788,473	Foursight Capital Automobile Receivables Trust 2017-1[1]	04/15/22	2.370	16,745,112
4,666,701	FRS I LLC 2013-1A1	04/15/43	1.800	4,645,670
14,889,280	Global Container Assets, Ltd. 2015-1A1	02/05/30	2.100	14,806,205
11,360,000	GM Financial Consumer Automobile 2017-1A1	03/16/20	1.510	11,353,433
12,180,000	GM Financial Consumer Automobile 2017-1A1	10/18/21	1.780	12,146,377
16,510,000	GMF Floorplan Owner Revolving Trust 2015-1[1]	05/15/20	1.650	16,514,189
6,525,000	GMF Floorplan Owner Revolving Trust 2015-1[1]	05/15/20	1.970	6,526,572
10,730,000	GMF Floorplan Owner Revolving Trust 2015-1[1]	05/15/20	2.220	10,731,085

The accompanying notes are an integral part of these financial statements.

12

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$ 32,520,000	GMF Floorplan Owner Revolving Trust 2017-2[1]	07/15/22	2.130%	$32,366,893
24,900,000	Hertz Fleet Lease Funding LP 2017-1[1]	04/10/31	2.130	24,859,821
7,822,666	Leaf Receivables Funding 12 LLC 2017-1[1]	05/15/19	1.720	7,820,992
19,210,000	Lendmark Funding Trust 2016-A1	08/21/23	4.820	19,562,565
24,110,000	Lendmark Funding Trust 2016-2A1	04/21/25	3.260	24,173,269
38,860,000	Lendmark Funding Trust 2017-1A1	12/22/25	2.830	38,894,446
19,500,000	Mariner Finance Issuance Trust 2017-AA1	02/20/29	3.620	19,576,637
3,104,020	MCA Fund I Holding LLC 2014-1 (3-Month USD-LIBOR + 2.000%)[1,2]	08/15/24	3.315	3,108,179
26,273,089	MCA Fund II Holding LLC 2017-1 (3-Month USD-LIBOR + 1.650%)[1,2]	08/15/28	2.965	26,273,414
16,130,000	MMAF Equipment Finance LLC 2017-AA1	05/18/20	1.730	16,127,277
23,130,000	Motor 2017-1 PLC 2017-1A (1-Month USD-LIBOR + 0.530%)[1,2]	09/25/24	1.768	23,161,017
1,273,988	Nations Equipment Finance Funding II LLC 2014-1A1	07/20/18	1.558	1,273,456
8,417,931	Nations Equipment Finance Funding III LLC 2016-1A1	02/20/21	3.610	8,438,862
14,074,264	Nationstar HECM Loan Trust 2017-1A1	05/25/27	1.968	14,062,582
18,379,710	Nationstar HECM Loan Trust 2017-2A1,2,3	09/25/27	2.038	18,379,710
2,463,167	Navitas Equipment Receivables LLC 2015-1[1]	11/15/18	2.120	2,464,302
17,225,233	Navitas Equipment Receivables LLC 2016-1[1]	06/15/21	2.200	17,212,048
13,096,040	New Mexico State Educational Assistance Foundation 2013-1 (1-Month USD-LIBOR + 0.700%)[2]	01/02/25	1.935	13,064,479
5,693,842	Newtek Small Business Loan Trust 2010-1 (1-Month USD-LIBOR + 2.300%)[1,2]	02/25/41	3.538	5,666,861

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	13

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$ 16,502,513	Newtek Small Business Loan Trust 2016-1A (1-Month USD-LIBOR + 3.000%)[1,2]	02/25/42	4.238%	$16,589,755
22,200,000	NextGear Floorplan Master Owner Trust 2016-2A1	09/15/21	2.190	22,156,042
16,020,000	NextGear Floorplan Master Owner Trust 2017-2A1	10/17/22	2.560	16,034,945
6,140,000	NRZ Advance Receivables Trust Advance Receivables Backed 2016-T1[1]	06/15/49	2.751	6,086,914
15,230,000	OneMain Financial Issuance Trust 2014-2A1	09/18/24	3.020	15,257,059
26,190,000	OneMain Financial Issuance Trust 2015-1A1	03/18/26	3.850	26,559,837
14,823,140	OSCAR US Funding Trust VI LLC 2017-1A1	05/11/20	2.300	14,831,322
29,540,000	OSCAR US Funding Trust VII LLC 2017-2A1	11/10/20	2.130	29,403,200
11,632,359	Oxford Finance Funding LLC 2014-1A1	12/15/22	3.475	11,588,659
14,750,000	Oxford Finance Funding LLC 2016-1A1	06/17/24	3.968	14,867,503
29,000,000	PFS Financing Corp. 2017-AA (1-Month USD-LIBOR + 0.580%)[1,2]	03/15/21	1.819	29,043,718
26,450,000	PFS Financing Corp. 2017-BA1	07/15/22	2.220	26,257,600
34,310,000	PFS Financing Corp. 2017-D1	10/17/22	2.400	34,301,285
16,641,293	ReadyCap Lending Small Business Loan Trust 2015-1 (1-Month USD-LIBOR + 1.250%)[2]	12/25/38	2.488	16,590,415
4,989,391	Santander Drive Auto Receivables Trust 2015-3	04/15/20	2.070	4,992,569
22,790,000	Santander Drive Auto Receivables Trust 2015-3	01/15/21	2.740	22,951,654
47,610,000	Santander Drive Auto Receivables Trust 2017-2	03/16/20	1.600	47,597,298
18,277,883	Shenton Aircraft Investment I, Ltd. 2015-1A1	10/15/42	4.750	19,063,538
662,952	SMART Trust 2015-1US	09/14/18	1.500	662,858

The accompanying notes are an integral part of these financial statements.

14

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$ 33,210,000	Spirit Master Funding LLC 2014-4A1	01/20/45	3.501%	$33,256,952
9,900,000	Spirit Master Funding VII LLC 2013-1A1	12/20/43	3.887	9,872,557
34,770,000	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes 2016-T2[1]	11/15/49	2.750	34,861,567
16,750,001	STORE Master Funding LLC 2013-1A1	03/20/43	4.160	16,789,280
11,993,305	STORE Master Funding LLC 2013-2A1	07/20/43	4.370	12,017,160
20,068,083	STORE Master Funding LLC 2013-3A1	11/20/43	4.240	20,322,526
891,624	TAL Advantage V LLC 2014-2A1	05/20/39	1.700	890,144
16,787,500	TAL Advantage V LLC 2014-3A1	11/21/39	3.270	16,657,624
5,606,814	Tax Ease Funding 2016-1 LLC 2016-1A1	06/15/28	3.131	5,632,124
26,380,668	Textainer Marine Containers V, Ltd. 2017-1A1	05/20/42	3.720	26,695,647
35,694,323	Textainer Marine Containers V, Ltd. 2017-2A1	06/20/42	3.520	35,428,625
61,740,000	Trafigura Securitisation Finance, Plc. 2017-1A1	12/15/20	2.470	61,504,091
54,753,639	Triton Container Finance IV LLC 2017-2A1	08/20/42	3.620	55,432,080
3,559,583	Utah State Board of Regents 2011-1 (3-Month USD-LIBOR + 0.850%)[2]	05/01/29	2.161	3,570,546
18,960,000	Veros Automobile Receivables Trust 2017-1[1]	04/17/23	2.840	18,956,822
3,021,633	Westlake Automobile Receivables Trust 2015-1A1	11/16/20	2.290	3,023,204
14,336,251	Westlake Automobile Receivables Trust 2015-2A1	01/15/21	2.450	14,352,932
19,570,000	World Financial Network Credit Card Master Trust 2016-B	06/15/22	1.440	19,527,758
64,480,000	World Financial Network Credit Card Master Trust 2017-A	03/15/24	2.120	64,378,612

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	15

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$ 10,310,000	World Financial Network Credit Card Master Trust 2017-B	06/15/23	1.980%	$10,302,048
30,450,000	WRG Debt Funding II LLC 2017-1[1]	03/15/26	4.458	30,235,863
	Total Asset Backed Securities (Identified cost $2,044,802,091)			2,047,573,377
	COMMERCIAL MORTGAGE BACKED SECURITIES (5.1%)
15,540,000	Aventura Mall Trust 2013-AVM[1,2,3]	12/05/32	3.867	15,882,674
13,860,000	BBCMS Trust 2015-RRI (1-Month USD-LIBOR + 2.150%)[1,2]	05/15/32	3.389	13,892,693
26,807,000	BB-UBS Trust 2012-TFT[1,2,3]	06/05/30	3.584	26,298,621
6,349,000	BHMS Mortgage Trust 2014-ATLS (1-Month USD-LIBOR + 2.450%)[1,2]	07/05/33	3.688	6,441,805
32,018,000	BHMS Mortgage Trust 2014-ATLS[1,2,3]	07/05/33	4.847	32,361,121
30,106,000	BXHTL Mortgage Trust 2015-JWRZ (1-Month USD-LIBOR + 2.150%)[1,2]	05/15/29	3.389	30,192,847
31,329,000	CG-CCRE Commercial Mortgage Trust 2014-FL2 (1-Month USD-LIBOR + 2.900%)[1,2]	11/15/31	4.139	31,455,218
2,085,000	Citigroup Commercial Mortgage Trust 2013-SMP[1]	01/12/30	2.738	2,085,178
6,546,684	Commercial Mortgage Pass Through Certificates 2013-GAM[1]	02/10/28	1.705	6,475,765
9,690,000	Commercial Mortgage Pass Through Certificates 2013-GAM[1,2,3]	02/10/28	3.531	9,507,756
22,660,000	Commercial Mortgage Pass Through Certificates 2014-TWC (1-Month USD-LIBOR + 0.850%)[1,2]	02/13/32	2.089	22,681,096
23,010,000	Cosmopolitan Hotel Trust 2016-CSMO (1-Month USD-LIBOR + 1.400%)[1,2]	11/15/33	2.639	23,148,345
29,435,000	Hospitality Mortgage Trust 2017-HIT (1-Month USD-LIBOR + 0.850%)[1,2]	05/08/30	2.088	29,490,223
35,700,000	SBA Tower Trust [1]	04/09/43	2.240	35,704,666

The accompanying notes are an integral part of these financial statements.

16

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Principal Amount		Maturity Date	Interest Rate	Value
	COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
$ 14,500,000	Wells Fargo Commercial Mortgage Trust 2014-TISH (1-Month USD-LIBOR + 1.850%)[1,2]	02/15/27	3.089%	$14,558,921
15,651,867	WFCG Commercial Mortgage Trust 2015-BXRP (1-Month USD-LIBOR + 1.122%)[1,2]	11/15/29	2.361	15,661,664
11,468,922	WFCG Commercial Mortgage Trust 2015-BXRP (1-Month USD-LIBOR + 1.472%)[1,2]	11/15/29	2.711	11,476,117
	Total Commercial Mortgage Backed Securities (Identified cost $326,605,960)			327,314,710
	CORPORATE BONDS (35.6%)
	AEROSPACE/DEFENSE (0.4%)
24,988,000	BAE Systems Holdings, Inc.[1]	06/01/19	6.375	26,613,580

	AUTO MANUFACTURERS (2.4%)
35,420,000	Daimler Finance North America LLC[1]	01/11/18	1.875	35,438,064
41,036,000	Ford Motor Credit Co. LLC	01/16/18	2.375	41,093,450
23,798,000	Ford Motor Credit Co. LLC	10/01/18	2.875	24,008,832
33,898,000	General Motors Co.	10/02/18	3.500	34,386,003
17,725,000	General Motors Financial Co., Inc.	05/15/18	3.250	17,861,432
				152,787,781

	BANKS (11.7%)
24,290,000	ANZ New Zealand (Int’l), Ltd., London Branch[1]	02/01/19	2.250	24,388,178
84,532,000	Bank of America Corp.	04/25/18	6.875	86,586,589
13,255,000	Bank of Tokyo-Mitsubishi UFJ Ltd.[1]	03/05/18	1.700	13,260,828
4,840,000	Bank of Tokyo-Mitsubishi UFJ Ltd.[1]	09/14/18	2.150	4,854,942
20,435,000	BNZ International Funding, Ltd., London Branch[1]	02/21/20	2.400	20,504,571

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	17

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Principal Amount		Maturity Date	Interest Rate	Value

	CORPORATE BONDS (continued)
	BANKS (continued)
$ 24,335,000	BNZ International Funding, Ltd., London Branch[1]	03/02/21	2.750%	$24,553,791
14,000,000	Caisse Centrale Desjardins[1]	01/29/18	1.750	14,008,360
36,883,000	Capital One NA	02/05/18	1.650	36,871,288
37,775,000	Citigroup, Inc.	04/27/18	1.700	37,758,341
39,974,000	Citigroup, Inc.	05/15/18	6.125	40,899,185
26,250,000	Commonwealth Bank of Australia[1]	10/15/19	5.000	27,691,906
438,665	FNBC 1993-A Pass Through Trust	01/05/18	8.080	439,183
79,121,000	Goldman Sachs Group, Inc.	04/01/18	6.150	80,539,652
32,505,000	Huntington National Bank	02/26/18	1.700	32,512,807
18,180,000	JPMorgan Chase & Co.	03/01/18	1.700	18,187,533
31,050,000	Morgan Stanley	04/01/18	6.625	31,666,656
36,797,000	Morgan Stanley	04/25/18	2.125	36,864,138
13,760,000	National Australia Bank, Ltd.	07/12/19	1.375	13,639,354
24,850,000	Royal Bank of Canada	04/15/19	1.625	24,779,764
39,890,000	Skandinaviska Enskilda Banken AB	03/11/20	2.300	40,067,539
12,345,000	Skandinaviska Enskilda Banken AB	03/15/21	2.625	12,478,865
18,165,000	State Street Corp.	05/15/18	1.350	18,139,005
25,085,000	Toronto-Dominion Bank	04/07/21	2.125	24,970,318
29,515,000	Wells Fargo Bank NA	01/22/18	1.650	29,525,035
11,500,000	Wells Fargo Bank NA	05/24/19	1.750	11,475,486
17,750,000	Westpac Banking Corp.	12/01/17	1.500	17,752,308
10,000,000	Westpac Banking Corp.	07/30/18	2.250	10,045,041
18,153,000	Westpac Banking Corp.	03/06/20	2.150	18,192,790
				752,653,453

	BEVERAGES (1.1%)
39,350,000	Anheuser-Busch InBev Finance, Inc.	02/01/19	1.900	39,388,598
12,695,000	Anheuser-Busch InBev Finance, Inc.	02/01/21	2.650	12,856,981
18,782,000	Diageo Capital, Plc.	04/29/18	1.125	18,737,101
				70,982,680

	BIOTECHNOLOGY (0.4%)
22,975,000	Amgen, Inc.	05/10/19	1.900	22,979,839

The accompanying notes are an integral part of these financial statements.

18

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	COMMERCIAL SERVICES (0.4%)
$ 27,350,000	United Rentals North America, Inc.	07/15/23	4.625%	$28,512,375

	COMPUTERS (0.4%)
6,790,000	Dell International LLC / EMC Corp.[1]	06/15/21	4.420	7,139,728
17,250,000	Dell International LLC / EMC Corp.[1]	06/15/23	5.450	18,901,539
				26,041,267

	COSMETICS/PERSONAL CARE (0.3%)
17,745,000	Avon Products, Inc.	03/15/20	6.600	17,478,825

	DIVERSIFIED FINANCIAL SERVICES (2.7%)
6,783,393	AA Aircraft Financing 2013-1 LLC[1,2,3]	11/01/19	3.596	6,749,476
3,251,599	Ahold Lease Series 2001-A-1 Pass Through Trust	01/02/20	7.820	3,342,354
15,950,000	Air Lease Corp.	09/04/18	2.625	16,050,987
20,430,000	Alliance Data Systems Corp.[1]	12/01/17	5.250	20,460,645
3,210,000	Alliance Data Systems Corp.[1]	04/01/20	6.375	3,242,100
3,750,000	Alliance Data Systems Corp.[1]	11/01/21	5.875	3,881,250
8,790,000	Alliance Data Systems Corp.[1]	08/01/22	5.375	8,965,800
37,962,000	American Express Co.	03/19/18	7.000	38,731,675
8,500,000	Credit Acceptance Corp.	02/15/21	6.125	8,648,750
9,470,440	Doric Nimrod Air Alpha 2013-1 Pass Through Trust [1]	05/30/25	5.250	9,917,445
5,002,035	Doric Nimrod Air Finance Alpha, Ltd. 2012-1 (Class A) Pass Through Trust [1]	11/30/24	5.125	5,232,517
49,455,000	Drawbridge Special Opportunities Fund[1]	08/01/21	5.000	50,906,572
				176,129,571

	ELECTRIC (0.5%)
5,580,000	TransAlta Corp.	05/15/18	6.900	5,718,942
28,301,000	Virginia Electric & Power Co.	04/30/18	5.400	28,829,447
				34,548,389

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	19

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	GAS (0.6%)
$ 35,006,000	NiSource Finance Corp.	03/15/18	6.400%	$35,632,390

	HEALTHCARE-PRODUCTS (0.2%)
7,995,000	Mallinckrodt International Finance SA	04/15/18	3.500	7,995,000
1,435,000	Mallinckrodt International Finance SA / Mallinckrodt CB LLC [1]	04/15/20	4.875	1,433,206
				9,428,206

	HEALTHCARE-SERVICES (0.8%)
27,406,000	UnitedHealth Group, Inc.	02/15/18	6.000	27,750,514
26,155,000	UnitedHealth Group, Inc.	07/16/18	1.900	26,210,121
				53,960,635

	INSURANCE (2.8%)
15,775,000	Athene Global Funding[1]	10/23/18	2.875	15,900,237
24,310,000	Athene Global Funding[1]	01/25/22	4.000	25,229,924
12,290,000	Enstar Group, Ltd.	03/10/22	4.500	12,642,324
15,985,000	Fairfax Financial Holdings, Ltd.[1]	05/15/21	5.800	17,112,712
7,638,000	Marsh & McLennan Cos, Inc.	09/10/19	2.350	7,675,140
22,800,000	New York Life Global Funding[1]	04/09/20	2.000	22,801,980
31,810,000	Sirius International Group, Ltd.[1]	11/01/26	4.600	31,122,904
33,100,000	Vitality Re V, Ltd. (Underlying Investment Yield + 1.750%)[1,2]	01/07/20	2.879	33,066,900
16,740,000	Vitality Re VIII, Ltd. (Underlying Investment Yield + 1.750%)[1,2]	01/08/22	2.879	16,766,784
				182,318,905

	INTERNET (0.3%)
15,630,000	Expedia, Inc.	08/15/20	5.950	17,009,667

The accompanying notes are an integral part of these financial statements.

20

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	INVESTMENT COMPANIES (1.0%)
$ 6,800,000	Ares Capital Corp.	11/30/18	4.875%	$6,992,751
6,455,000	Ares Capital Corp.	01/19/22	3.625	6,526,336
2,247,939	Carlyle Investment Management LLC[4]	07/15/19	3.359	2,247,939
22,645,000	FS Investment Corp.	01/15/20	4.250	23,151,320
21,515,000	PennantPark Investment Corp.	10/01/19	4.500	21,796,138
				60,714,484

	MACHINERY—CONSTRUCTION & MINING (0.7%)
19,495,000	Caterpillar Financial Services Corp.	03/22/19	1.900	19,525,224
10,397,000	Caterpillar Financial Services Corp.	05/18/19	1.350	10,316,465
17,525,000	Caterpillar Financial Services Corp.	01/10/20	2.100	17,596,411
				47,438,100

	MEDIA (0.1%)
8,781,000	TEGNA, Inc.	10/15/19	5.125	8,912,715

	MINING (0.1%)
8,000,000	Freeport-McMoRan, Inc.	11/15/20	6.500	8,150,000

	OIL & GAS (0.4%)
10,065,000	Occidental Petroleum Corp.	02/15/18	1.500	10,060,603
19,630,325	Odebrecht Drilling NorbeVIII/IX, Ltd.[1,5]	06/30/22	6.350	11,778,195
9,922,800	Odebrecht Offshore Drilling Finance, Ltd.[1,5]	10/01/23	6.750	3,523,586
				25,362,384

	PHARMACEUTICALS (1.4%)
14,270,000	AbbVie, Inc.	05/14/18	1.800	14,278,858
9,000,000	AbbVie, Inc.	05/14/20	2.500	9,072,965
14,000,000	AbbVie, Inc.	05/14/21	2.300	13,979,603
34,383,000	Allergan Funding SCS	03/12/18	2.350	34,461,929
16,787,000	GlaxoSmithKline Capital, Inc.	05/15/18	5.650	17,161,271
				88,954,626

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	21

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	PIPELINES (1.1%)
$ 43,420,000	Kinder Morgan Energy Partners LP	02/15/18	5.950%	$43,912,361
16,117,000	TransCanada PipeLines, Ltd.	11/09/17	1.625	16,117,645
12,960,000	TransCanada PipeLines, Ltd.	01/15/19	3.125	13,123,572
				73,153,578

	REAL ESTATE (0.2%)
11,490,000	Prologis International Funding II SA1	02/15/20	4.875	12,119,897

	REAL ESTATE INVESTMENT TRUSTS (1.4%)
31,465,000	Omega Healthcare Investors, Inc.	01/15/25	4.500	31,883,491
8,850,000	Select Income REIT	02/01/18	2.850	8,862,240
13,534,000	Simon Property Group LP1	02/01/18	1.500	13,534,903
32,311,000	Welltower, Inc.	03/15/18	2.250	32,385,422
				86,666,056

	RETAIL (0.9%)
25,441,000	Target Corp.	01/15/18	6.000	25,677,699
31,840,000	Wal-Mart Stores, Inc[2,3].	06/01/18	5.498	32,574,649
				58,252,348

	TELECOMMUNICATIONS (2.4%)
38,575,000	AT&T, Inc.	02/01/18	5.500	38,940,618
23,240,000	BellSouth LLC[1]	04/26/21	4.285	23,525,334
11,940,000	British Telecommunications, Plc.	01/15/18	5.950	12,047,799
39,053,000	Deutsche Telekom International Finance BV	08/20/18	6.750	40,590,028
29,525,000	Rogers Communications, Inc.	08/15/18	6.800	30,676,971
8,760,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC [1]	03/20/23	3.360	8,887,020
				154,667,770

The accompanying notes are an integral part of these financial statements.

22

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	TRANSPORTATION (0.4%)
$ 23,687,000	Norfolk Southern Corp.	04/01/18	5.750%	$24,069,317

	TRUCKING & LEASING (0.5%)
11,480,000	GATX Corp.	07/30/18	2.375	11,517,675
17,180,000	Park Aerospace Holdings, Ltd.[1]	08/15/22	5.250	17,867,200
				29,384,875
	Total Corporate Bonds (Identified cost $2,286,886,813)			2,284,923,713
	LOAN PARTICIPATIONS AND ASSIGNMENTS (8.3%)
34,302,295	Analog Devices, Inc. (1-Month USD-LIBOR + 1.125%)[2]	09/23/19	2.365	34,259,417
5,952,148	Analog Devices, Inc. (1-Month USD-LIBOR + 1.250%)[2]	09/23/21	2.490	5,937,267
9,697,567	Aria Energy Operating LLC (1-Month USD-LIBOR + 4.500%)[2]	05/27/22	5.742	9,733,933
40,000,000	AT&T, Inc. Term A (3-Month USD-LIBOR + 1.000%)[2]	05/15/19	2.381	39,950,000
13,600,913	Avolon TLB Borrower 1 (US) LLC Term B2 (1-Month USD-LIBOR + 2.250%)[2]	03/21/22	3.488	13,702,103
3,000,000	BCP Renaissance Parent LLC (3-Month USD-LIBOR + 4.000%)[2]	10/31/24	5.380	3,032,820
21,318,633	Brixmor Operating Partnership LP (1-Month USD-LIBOR + 1.400%)[2]	03/18/19	2.650	21,291,984
35,076,849	Charter Communications Operating LLC (CCO Safari LLC) Term H-1 (1-Month USD-LIBOR + 2.000%)[2]	01/15/22	3.250	35,221,716
25,325,000	Dell International LLC Term A2 (1-Month USD-LIBOR + 1.750%)[2]	09/07/21	3.000	25,348,046
25,250,841	Dell International Term B (1-Month USD-LIBOR + 2.000%)[2]	09/07/23	3.250	25,307,403

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	23

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Principal Amount		Maturity Date	Interest Rate	Value
	LOAN PARTICIPATIONS AND ASSIGNMENTS (continued)
$ 34,844,330	Delos Finance S.a.r.l. (3-Month USD-LIBOR + 2.000%)[2]	10/06/23	3.333%	$35,089,285
20,868,038	Eastern Power LLC (TPF II LC LLC) (1-Month USD-LIBOR + 3.750%)[2]	10/02/23	4.992	21,024,549
11,710,374	Entergy Rhode Island Energy LP Term B (1-Month USD-LIBOR + 4.750%)[2]	12/19/22	6.000	11,856,753
45,000,000	Gilead Sciences, Inc. (3-Month USD-LIBOR + 1.000%)[2]	09/08/20	2.271	44,887,500
22,500,000	Gilead Sciences, Inc. (3-Month USD-LIBOR + 1.000%)[2]	09/08/22	2.271	22,471,875
15,742,033	HCA, Inc. Term B9 (1-Month USD-LIBOR + 2.000%)[2]	03/17/23	3.242	15,811,928
19,437,946	Mallinckrodt International Finance SA Term B (3-Month USD-LIBOR + 2.750%)[2]	09/24/24	4.083	19,479,349
5,250,000	Oneok Partners LP (1-Month USD-LIBOR + 1.300%)[2]	01/08/19	2.542	5,250,000
8,500,000	RPI Finance Trust Term A3 (3-Month USD-LIBOR + 1.750%)[2]	10/14/21	3.131	8,500,000
48,482,254	RPI Finance Trust Term B6 (3-Month USD-LIBOR + 2.000%)[2]	03/27/23	3.333	48,658,245
22,586,500	Sprint Communications, Inc. (1-Month USD-LIBOR + 2.500%)[2]	02/02/24	3.750	22,661,713
39,896,515	Western Digital Corporation Term B2 (1-Month USD-LIBOR + 2.750%)[2]	04/29/23	3.990	40,016,205
20,000,000	Western Union Company (1-Month USD-LIBOR + 1.500%)[2]	04/09/21	2.735	20,025,000
	Total Loan Participations and Assignments (Identified cost $528,440,569)			529,517,091

The accompanying notes are an integral part of these financial statements.

24

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (7.0%)
$ 14,250,000	Baylor Health Care System, Revenue Bonds[2,3]	11/15/25	1.770%	$13,609,320
5,000,000	Butler County General Authority, Revenue Bonds, AGM[6]	11/07/17	0.960	5,000,000
67,300,000	California Statewide Communities Development Authority, Revenue Bonds[6]	11/07/17	0.860	67,300,000
18,000,000	Charlotte-Mecklenburg Hospital Authority, Revenue Bonds[6]	11/01/17	0.920	18,000,000
6,800,000	City of Charlotte, North Carolina, Certificates of Participation[6]	11/07/17	0.890	6,800,000
10,800,000	City of New York, General Obligation Bonds[6]	11/07/17	0.920	10,800,000
23,635,000	City of New York, General Obligation Bonds[6]	11/07/17	0.920	23,635,000
52,300,000	County of Franklin, Ohio, Revenue Bonds[6]	11/07/17	0.930	52,300,000
9,600,000	Illinois Finance Authority, Revenue Bonds[6]	11/07/17	0.910	9,600,000
28,005,000	New Jersey Economic Development Authority, Revenue Bonds, AGM[7]	02/15/18	0.000	27,863,855
14,525,000	New Jersey Economic Development Authority, Revenue Bonds	06/15/21	5.000	15,879,166
10,100,000	New Jersey Turnpike Authority, Revenue Bonds (70% of 1-Month USD-LIBOR + 0.700%)[2,7]	01/01/24	0.000	10,119,392
80,000,000	New Jersey Turnpike Authority, Revenue Bonds (70% of 1-Month USD-LIBOR + 0.700%)[2]	01/01/24	1.568	80,153,600
10,850,000	New York City Water & Sewer System, Revenue Bonds[6]	11/01/17	0.920	10,850,000
3,600,000	New York State Energy Research & Development Authority, Revenue Bonds, NPFG[2,3]	12/01/20	1.610	3,546,216

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	25

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
$ 49,900,000	New York State Housing Finance Agency, Revenue Bonds[6]	11/07/17	0.920%	$49,900,000
18,000,000	New York State Housing Finance Agency, Revenue Bonds[6]	11/07/17	0.950	18,000,000
13,300,000	Ohio Higher Educational Facility Commission, Revenue Bonds[6]	11/01/17	0.900	13,300,000
6,641,000	Pennsylvania Industrial Development Authority, Revenue Bonds[1]	07/01/21	2.967	6,647,707
2,330,000	School District of Philadelphia, General Obligation Bonds	09/01/18	2.512	2,293,419
13,925,000	Tobacco Settlement Financing Corp., Revenue Bonds[7]	06/01/41	0.000	3,922,812
	Total Municipal Bonds (Identified cost $448,478,116)			449,520,487
	U.S. GOVERNMENT AGENCY OBLIGATIONS (3.3%)
50,000,000	Federal Home Loan Bank Discount Notes[7]	11/10/17	0.000	49,987,038
70,000,000	Federal Home Loan Bank Discount Notes[7]	11/15/17	0.000	69,972,506
74,000,000	Federal Home Loan Bank Discount Notes[7]	12/13/17	0.000	73,911,940
119,207	Federal Home Loan Mortgage Corp. (FHLMC) Non Gold Guaranteed (1-Year USD-LIBOR + 1.788%)[2]	04/01/36	3.524	125,417
52,383	Federal Home Loan Mortgage Corp. (FHLMC) Non Gold Guaranteed (6-Month USD-LIBOR + 1.740%)[2]	12/01/36	3.115	55,396
35,767	Federal Home Loan Mortgage Corp. (FHLMC) Non Gold Guaranteed (1-Year USD-LIBOR + 1.745%)[2]	01/01/37	3.370	37,755
80,661	Federal Home Loan Mortgage Corp. (FHLMC) Non Gold Guaranteed (1-Year USD-LIBOR + 1.846%)[2]	02/01/37	3.583	85,006

The accompanying notes are an integral part of these financial statements.

26

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Principal Amount		Maturity Date	Interest Rate	Value
	U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
$ 8,680,618	Federal National Mortgage Association (FNMA)	07/01/35	5.000%	$9,518,088
596,768	Federal National Mortgage Association (FNMA)	11/01/35	5.500	666,866
76,890	Federal National Mortgage Association (FNMA) (1-Year USD-LIBOR + 2.002%)[2]	07/01/36	3.752	81,741
109,543	Federal National Mortgage Association (FNMA) (1-Year USD-LIBOR + 1.714%)[2]	09/01/36	3.464	114,856
83,052	Federal National Mortgage Association (FNMA) (1-Year USD-LIBOR + 1.830%)[2]	01/01/37	3.437	87,469
504,824	Federal National Mortgage Association (FNMA)	08/01/37	5.500	563,416
5,863,059	Federal National Mortgage Association (FNMA)	08/01/37	5.500	6,552,003
2,556,328	Federal National Mortgage Association (FNMA)	06/01/40	6.500	2,873,361
17,301	Government National Mortgage Association (GNMA) (1-Year CMT Index + 1.500%)[2]	08/20/29	2.750	17,832
	Total U.S. Government Agency Obligations (Identified cost $213,945,098)			214,650,690

	U.S. TREASURY BILLS (8.6%)
4,750,000	U.S. Treasury Bill[7,8]	11/02/17	0.000	4,749,865
50,000,000	U.S. Treasury Bill[7]	11/24/17	0.000	49,967,538
50,000,000	U.S. Treasury Bill[7]	11/30/17	0.000	49,959,863
75,000,000	U.S. Treasury Bill[7]	12/07/17	0.000	74,923,913
50,000,000	U.S. Treasury Bill[7]	12/14/17	0.000	49,934,843
75,000,000	U.S. Treasury Bill[7]	12/21/17	0.000	74,897,969
90,000,000	U.S. Treasury Bill[7]	01/04/18	0.000	89,833,400
35,000,000	U.S. Treasury Bill[7]	01/11/18	0.000	34,928,038

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	27

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Principal Amount		Maturity Date	Interest Rate	Value
	U.S. TREASURY BILLS (continued)
$ 70,000,000	U.S. Treasury Bill[7]	01/18/18	0.000%	$69,835,451
50,000,000	U.S. Treasury Bill[7]	02/01/18	0.000	49,854,972

	Total U.S. Treasury Bills (Identified cost $548,911,785)			548,885,852
TOTAL INVESTMENTS (Identified cost $6,398,070,432)[9]			99.8%	$6,402,385,920
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES			0.2%	15,904,286
NET ASSETS			100.0%	$6,418,290,206

[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities owned at October 31, 2017 was $2,567,962,696 or 40.0% of net assets. Unless otherwise noted, these securities are not considered illiquid.
[2]	Variable rate instrument. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the October 31, 2017 coupon or interest rate.
[3]	This variable rate security is based on a predetermined schedule and the rate at year end also represents the reference rate at year end.
[4]	Security that used significant unobservable inputs to determine fair value.
[5]	Security is in default.
[6]	Variable rate demand note. The maturity date reflects the demand repayment dates. The interest rate changes on specific dates (such as coupon or interest payment date). The yield shown represents the coupon or interest rate as of October 31, 2017.
[7]	Security issued with zero coupon. Income is recognized through accretion of discount.
[8]	All or a portion of this security is held at the broker as collateral for open futures contracts.
[9]	The aggregate cost for federal income tax purposes is $6,403,935,269, the aggregate gross unrealized appreciation is $24,148,170 and the aggregate gross unrealized depreciation is $20,339,628, resulting in net unrealized appreciation of $3,808,542.

Abbreviations:

AGM – Assured Guaranty Municipal Corp.

FHLMC – Federal Home Loan Mortgage Corporation.

FNMA – Federal National Mortgage Association.

GNMA – Government National Mortgage Association.

NPFG – National Public Finance Guaranty Corp.

The accompanying notes are an integral part of these financial statements.

28

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

FINANCIAL FUTURES CONTRACTS

The following futures contracts were open at October 31, 2017:

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Gain/(Loss)
Contracts to Sell:
U.S. Treasury 2-Year Notes	1,475	December 2017	$318,902,229	$317,655,080	$1,247,149
U.S. Treasury 5-Year Notes	2,725	December 2017	322,359,960	319,335,937	3,024,023
U.S. Treasury 10-Year Notes	650	December 2017	82,296,094	81,209,375	1,086,719
					$5,357,891

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	29

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The accompanying notes are an integral part of these financial statements.

30

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2017.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)*	Significant Other Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)*	Balance as of October 31, 2017
Asset Backed Securities	$—	$2,047,573,377	$—	$2,047,573,377
Commercial Mortgage Backed Securities	—	327,314,710	—	327,314,710
Corporate Bonds	—	2,282,675,774	2,247,939	2,284,923,713
Loan Participations and Assignments	—	529,517,091	—	529,517,091
Municipal Bonds	—	449,520,487	—	449,520,487
U.S. Government Agency Obligations	—	214,650,690	—	214,650,690
U.S. Treasury Bills	—	548,885,852	—	548,885,852
Total Investments, at value	$—	$6,400,137,981	$2,247,939	$6,402,385,920
Other Financial Instruments, at value
Financial Futures Contracts	$5,357,891	$—	$—	$5,357,891
Other Financial Instruments, at value	$5,357,891	$—	$—	$5,357,891

*	The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the period ended October 31, 2017.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	31

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the period ended October 31, 2017:

	Assets Back Securities	Corporate Bonds	Total
Balance as of October 31, 2016	$12,548,798	$—	$12,548,798
Purchases	—	2,569,074	2,569,074
Sales / Paydowns	(17,076,184)	(321,135)	(17,397,319)
Realized gains (losses)	(601)	—	(601)
Change in unrealized appreciation (depreciation)	4,526,765	—	4,526,765
Amortization	1,222	—	1,222
Transfers from Level 3	—	—	—
Transfers to Level 3	—	—	—
Balance as of October 31, 2017	$—	$2,247,939	$2,247,939

The Fund’s investments classified as Level 3 were valued using a model approach, including the Fund’s assumptions in determining their fair value.

The accompanying notes are an integral part of these financial statements.

32

BBH LIMITED DURATION FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2017

ASSETS:
Investments in securities, at value (Identified cost $6,398,070,432)	$6,402,385,920
Cash	5,305,811
Receivables for:
Investments sold	74,966,188
Interest	24,195,841
Shares sold	5,240,948
Futures variation margin on open contracts	357,619
Investment advisory and administrative fee waiver reimbursement	19,281
Other	2,357,508
Prepaid assets	43,411
Total Assets	6,514,872,527
LIABILITIES:
Payables for:
Investments purchased	84,913,275
Shares redeemed	10,018,973
Investment advisory and administrative fees	1,346,673
Periodic distributions	93,592
Professional fees	86,738
Custody and fund accounting fees	55,624
Distributor fees	15,789
Shareholder servicing fees	10,896
Transfer agent fees	4,214
Board of Trustees’ fees	418
Accrued expenses and other liabilities	36,129
Total Liabilities	96,582,321
NET ASSETS	$6,418,290,206
Net Assets Consist of:
Paid-in capital	$6,458,544,023
Undistributed net investment income	1,712,065
Accumulated net realized loss on investments in securities and futures contracts	(51,639,261)
Net unrealized appreciation/(depreciation) on investments in securities and futures contracts	9,673,379
Net Assets	$6,418,290,206
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($72,186,444 ÷ 7,081,562 shares outstanding)	$10.19
CLASS I SHARES
($6,346,103,762 ÷ 622,833,019 shares outstanding)	$10.19

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	33

BBH LIMITED DURATION FUND

STATEMENT OF OPERATIONS
For the year ended October 31, 2017

NET INVESTMENT INCOME:
Income:
Dividends	$3,393,287
Interest income	139,350,564
Other income	1,129,629
Total Income	143,873,480
Expenses:
Investment advisory and administrative fees	15,168,817
Custody and fund accounting fees	408,343
Shareholder servicing fees	100,571
Professional fees	95,303
Distributor fees	78,637
Board of Trustees’ fees	54,543
Transfer agent fees	34,023
Miscellaneous expenses	924,740
Total Expenses	16,864,977
Investment advisory and administrative fee waiver	(132,560)
Expense offset arrangement	(146,237)
Net Expenses	16,586,180
Net Investment Income	127,287,300

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments in securities	2,279,595
Net realized gain on futures contracts	9,080,229
Net realized gain on investments in securities and futures contracts	11,359,824
Net change in unrealized appreciation/(depreciation) on investments in securities	17,409,208
Net change in unrealized appreciation/(depreciation) on futures contracts	2,707,894
Net change in unrealized appreciation/(depreciation) on investments in securities and futures contracts	20,117,102
Net Realized and Unrealized Gain	31,476,926
Net Increase in Net Assets Resulting from Operations	$158,764,226

The accompanying notes are an integral part of these financial statements.

34

BBH LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2017	2016
INCREASE IN NET ASSETS:
Operations:
Net investment income	$127,287,300	$108,238,798
Net realized gain (loss) on investments in securities and futures contracts	11,359,824	(21,546,019)
Net change in unrealized appreciation/(depreciation) on investments in securities and futures contracts	20,117,102	20,017,174
Net increase in net assets resulting from operations	158,764,226	106,709,953
Dividends and distributions declared:
From net investment income:
Class N	(1,046,363)	(8,926,897)
Class I	(124,987,733)	(98,807,189)
Total dividends and distributions declared	(126,034,096)	(107,734,086)
Share transactions:
Proceeds from sales of shares*	4,351,810,164	4,430,445,855
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	16,722,566	73,615,791
Cost of shares redeemed*	(2,762,241,924)	(4,434,265,957)
Net increase in net assets resulting from share transactions	1,606,290,806	69,795,689
Total increase in net assets	1,639,020,936	68,771,556
NET ASSETS:
Beginning of year	4,779,269,270	4,710,497,714
End of year (including undistributed net investment income of $1,712,065 and $1,631,645, respectively)	$6,418,290,206	$4,779,269,270

*	Includes share exchanges. See Note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	35

BBH LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class N share outstanding throughout each year.

	For the years ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.13	$10.14	$10.31	$10.35	$10.44
Income from investment operations:
Net investment income[1]	0.21	0.19	0.18	0.14	0.15
Net realized and unrealized gain (loss)	0.05	(0.00)[2]	(0.17)	(0.01)	(0.06)
Total income from investment operations	0.26	0.19	0.01	0.13	0.09
Less dividends and distributions:
From net investment income	(0.20)	(0.20)	(0.18)	(0.14)	(0.15)
From net realized gains	—	—	—	(0.03)	(0.03)
Total dividends and distributions	(0.20)	(0.20)	(0.18)	(0.17)	(0.18)
Net asset value, end of year	$10.19	$10.13	$10.14	$10.31	$10.35
Total return	2.64%	1.90%	0.10%	1.32%	0.82%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$72	$42	$2,557	$2,625	$2,170
Ratio of expenses to average net assets before reductions	0.67%	0.49%	0.48%	0.48%	0.49%
Fee waiver	0.27%[3]	0.01%[3]	—%	—%	—%
Expense offset arrangement	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]
Ratio of expenses to average net assets after reductions	0.40%	0.48%	0.48%	0.48%	0.49%
Ratio of net investment income to average net assets	2.05%	1.91%	1.75%	1.36%	1.44%
Portfolio turnover rate	52%	53%	46%	35%	48%

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01
[3]	The ratio of expenses to average net assets for the years ended October 31, 2017 and 2016, reflect fees reduced as result of voluntary operating expense limitation of the share class to 0.35%, prior to March 24, 2017, the expense limitation of share class was 0.48%. The agreement is effective for the periods beginning on December 29, 2015 and can be changed at any time at the sole discretion of the Investment Advisor. For the years ended October 31, 2017 and 2016, the waived fees were $132,560 and 45,079, respectively.
[4]	Less than 0.01%

The accompanying notes are an integral part of these financial statements.

36

BBH LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (continued)
Selected per share data and ratios for a Class I share outstanding throughout each year.

	For the years ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.13	$10.14	$10.31	$10.35	$10.44
Income from investment operations:
Net investment income[1]	0.22	0.22	0.20	0.16	0.17
Net realized and unrealized gain (loss)	0.06	(0.01)	(0.17)	(0.01)	(0.06)
Total income from investment operations	0.28	0.21	0.03	0.15	0.11
Less dividends and distributions:
From net investment income	(0.22)	(0.22)	(0.20)	(0.16)	(0.17)
From net realized gains	—	—	—	(0.03)	(0.03)
Total dividends and distributions	(0.22)	(0.22)	(0.20)	(0.19)	(0.20)
Net asset value, end of year	$10.19	$10.13	$10.14	$10.31	$10.35
Total return	2.77%	2.13%	0.30%	1.52%	1.01%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$6,346	$4,737	$2,153	$2,547	$1,448
Ratio of expenses to average net assets before reductions	0.28%	0.27%	0.28%	0.29%	0.29%
Expense offset arrangement	0.00%[2]	0.00%[2]	0.00%[2]	0.00%[2]	0.00%[2]
Ratio of expenses to average net assets after reductions	0.28%	0.27%	0.28%	0.29%	0.29%
Ratio of net investment income to average net assets	2.17%	2.21%	1.94%	1.56%	1.63%
Portfolio turnover rate	52%	53%	46%	35%	48%

[1]	Calculated using average shares outstanding for the year.
[2]	Less than 0.01%

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	37

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS
October 31, 2017

1.	Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on December 22, 2000. The Fund offers Class N and Class I shares. Class N and Class I shares have different operating expenses. With the exception of class specific expenses, all expenses are allocated between classes based on net assets. Neither Class N shares nor Class I shares automatically convert to any other share class of the Fund. As of October 31, 2017, there were six series of the Trust .
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:
A.	Valuation of Investments. Bonds and other fixed income securities, including restricted securities (other than short-term obligations but including listed issues) are valued at their most recent bid prices (sales price if the principal market is an exchange) in the principal market in which such securities are normally traded, on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees (the “Board”). In making such valuations, the pricing service utilizes both dealer supplied valuations and electronic data processing techniques, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices, or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Future contracts held by the Fund are valued daily at the official settlement price of the exchange on which it is traded.

Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.

38

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Interest income is accrued daily and consists of interest accrued, discount earned (including, if any, both original issue and market discount) and premium amortization on the investments of the Fund. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of the interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are apportioned amongst each fund in the Trust equally. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
D.	Financial Futures Contracts. The Fund may enter into open futures contracts in order to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities that are intended to be purchased at a later date for the Fund. The contractual amount of the futures contracts represents the investment the Fund has in a particular contract and does not necessarily represent the amounts potentially subject to risk of loss. Trading in futures contracts involves, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The measurement of risk associated with futures contracts is meaningful only when all related and offsetting transactions are considered. Gains and losses are realized upon the expiration or closing of the futures contracts.

Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in economically hedged security values and/or interest rates, and potential losses in excess of the Fund’s initial investment.

Open future contracts held at October 31, 2017, are listed in the Schedule of Investments.

For the year ended October 31, 2017, the average monthly number of open futures contracts was 749,974,588. The range of monthly notional values was $587,832,031 to $1,217,781,250.

financial statements october 31, 2017	39

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

Fair Values of Derivative Instruments as of October 31, 2017

Derivatives not accounted for as economically hedging instruments under authoritative guidance for derivatives instruments and hedging activities:

	Asset Derivatives			Liability Derivatives
Risk	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest Rate Risk	Net unrealized appreciation/(depreciation) on investments in securities and futures contracts.	$5,357,891	*	Net unrealized appreciation/(depreciation) on investments in securities and futures contracts.	$—
Total		$5,357,891			$—

*	Includes cumulative appreciation of futures contracts as reported in the Statement of Assets and Liabilities and Notes to Financial Statements. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations

Interest Rate Risk
Net Realized Gain on Derivatives
Futures Contracts	$9,080,229
Net Change in Unrealized Appreciation/(Depreciation) on Derivatives
Futures Contracts	$2,707,894

E.	Rule 144A Securities. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”) but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A under the 1933 Act (“Rule 144A Securities”). A Rule 144A Security may be considered illiquid and therefore subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security, which is the case for the Fund. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Rule 144A Securities has been delegated to the investment adviser. All relevant factors will be considered in determining the liquidity of Rule 144A Securities and all investments in Rule 144A Securities will be carefully monitored. Information regarding Rule 144A Securities is included at the end of the Portfolio of Investments.

40

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

F.	Loan Participations and Assignments. The Fund may invest in loan participations and assignments, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some loan participations and assignments may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower.

Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Fund. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual loan participations and assignments on a daily basis.

G.	Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified in the Statement of Assets & Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

financial statements october 31, 2017	41

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2017, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2017, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H.	Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders, if any, are paid monthly and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amount of $1,046,363 and $124,987,733 to Class N and Class I shareholders, respectively, during the year ended October 31, 2017.

The tax character of distributions paid during the years ended October 31, 2017 and 2016, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2017:	$126,034,096	$—	$126,034,096	$—	$126,034,096
2016:	107,734,086	—	107,734,086	—	107,734,086

As of October 31, 2017 and 2016, respectively, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Components of accumulated earnings/(deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated earnings	Accumulated capital and other losses	Other book/tax temporary differences	Book unrealized appreciation/ (depreciation)	Total accumulated earnings/ (deficit)
2017:	$1,712,065	$—	$1,712,065	$(45,774,424)	$(5,864,837)	$9,673,379	$(40,253,817)
2016:	1,631,645	—	1,631,645	(61,521,827)	(2,650,042)	(10,443,723)	(72,983,947)

During the year ended October 31, 2017, the Fund utilized $15,747,403 of its capital loss carryforwards.

42

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

The Fund had $45,774,424 of post-December 22, 2010 net capital loss carryforwards as of October 31, 2017, of which $4,893,730 and $40,880,694, is attributable to short-term and long-term capital losses, respectively.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and paydowns on fixed income securities.

To the extent future capital gains are offset by capital loss carryforwards; such gains will not be distributed.

I.	Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3.	Fees and Other Transactions with Affiliates.
A.	Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory and portfolio management services to the Fund. BBH also provides administrative services to the Fund. The Fund pays a combined fee for investment advisory and administration services calculated daily and paid monthly at an annual rate equivalent to 0.30% per annum on the first $1,000,000,000 of the Fund’s average daily net assets and 0.25% per annum on the Fund’s average daily net assets over $1,000,000,000. For the year ended October 31, 2017, the Fund incurred $15,168,817 for services under the Agreement.

financial statements october 31, 2017	43

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

B.	Investment Advisory and Administrative Fee Waivers. Effective March 24, 2017 the Investment Adviser has voluntarily agreed to waive fees and/or reimburse expenses for the Fund’s Class N shares in order to limit total annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary courses of the Fund’s business) of Class N to 0.35%. Effective December 29, 2015 and prior to March 24, 2017 the Investment Adviser had voluntarily agreed to limit the annual fund operating expenses of Class N to 0.48%. This is a voluntary waiver that can be changed at any time at the sole discretion of the Investment Adviser. For the year ended October 31, 2017, the Investment Adviser waived fees in the amount of $132,560 for Class N.
C.	Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.20% of Class N shares’ average daily net assets. For the year ended October 31, 2017, Class N shares of the Fund incurred $100,571 in shareholder servicing fees.
D.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2017, the Fund incurred $408,343 in custody and fund accounting fees. These fees for the Fund were reduced by $146,237 as a result of an expense offset arrangement with the Fund’s custodian. The credit amount (if any) is disclosed in the Statement of Operations as a reduction to the Fund’s expenses. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2017, was $1,571. This amount is presented under line item “Custody and fund accounting fees” in the Statements of Operations.
E.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2017, the Fund incurred $54,543 in independent Trustee compensation and reimbursements.

4.	Investment Transactions. For the year ended October 31, 2017, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $2,898,428,223 and $2,351,405,030, respectively.

44

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

5.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N shares and Class I shares of beneficial interest, at no par value. Transactions in Class N and Class I shares were as follows:
	For the year ended October 31, 2017		For the year ended October 31, 2016
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	4,739,548	$48,279,174	11,203,221	$113,390,603
Shares issued in connection with reinvestments of dividends	73,191	744,949	855,227	8,645,267
Shares redeemed	(1,925,295)	(19,575,111)	(259,973,297)	(2,623,811,320)
Net increase (decrease)	2,887,444	$29,449,012	(247,914,849)	$(2,501,775,450)
Class I
Shares sold	423,523,826	$4,303,530,990	427,925,868	$4,317,055,252
Shares issued in connection with reinvestments of dividends	1,571,105	15,977,617	6,454,769	64,970,524
Shares redeemed	(269,859,797)	(2,742,666,813)	(179,053,181)	(1,810,454,637)
Net increase	155,235,134	$1,576,841,794	255,327,456	$2,571,571,139

Included in Shares Sold and Shares Redeemed are shareholder exchanges during the years ended October 31, 2017 and 2016. Specifically:

During the year ended 2017, 10,213 shares of Class N were exchanged for 10,223 shares of Class I valued at $104,072.

During the year ended 2016, 239,312,129 shares of Class N were exchanged for 239,312,090 shares of Class I valued at $2,414,651,590.

6.	Principal Risk Factors and Indemnifications.
A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to failure of a counterparty to a

financial statements october 31, 2017	45

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

transaction to perform (credit risk), changes in interest rates (interest rate risk), higher volatility for securities with longer maturities (maturity risk), financial performance or leverage of the issuer (issuer risk), difficulty in being able to purchase or sell a security (liquidity risk), or certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk). The Fund’s use of derivatives creates risks that are different from, or possibly greater than, the risks associated with investing directly in securities as the Fund could lose more than the principal amount invested (derivatives risk). The Fund invests in asset-backed and mortgage-backed securities (mortgage-backed securities risk) which are subject to the risk that borrowers may default on the obligations that underlie these securities. In addition, these securities may be paid off sooner (prepayment risk) or later than expected which may increase the volatility of securities during periods of fluctuating interest rates. The Fund may invest in bonds issued by foreign governments which may be unable or unwilling to make interest payments and/or repay the principal owed (sovereign debt risk). The Fund’s use of borrowing, in reverse repurchase agreements and investment in some derivatives, involves leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s securities and may cause the Fund to be more volatile (leverage risk). The value of securities held by the Fund may decline in response to certain events, including: those directly involving the companies or issuers whose securities are held by the Fund; conditions affecting the general economy; overall market changes; local, regional or political, social or economic instability; and currency and interest rate and price fluctuations (market risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). While the U.S. Government has historically provided financial support to U.S. government-sponsored agencies or instrumentalities during times of financial stress, such as the various actions taken to stabilize the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation during the credit crisis of 2008, no assurance can be given that it will do so in the future. Such securities are neither issued nor guaranteed by the U.S. Treasury (U.S. Government Agency Securities Risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service

46

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

7.	Recent Pronouncements.
A.	Regulation S-X. In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The changes related to Regulation S-X are reflected in the financial statements.
B.	ASU 2017-08. In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for years, and interim periods within those years, beginning after December 15, 2018. Management is currently evaluating the application of ASU 2017-08 and its impact, if any, on the Fund’s financial statements.

8.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2017 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.

financial statements october 31, 2017	47

BBH LIMITED DURATION FUND

DISCLOSURE OF FUND EXPENSES
October 31, 2017 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2017 to October 31, 2017).

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

48

BBH LIMITED DURATION FUND

DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2017 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period May 1, 2017 to October 31, 2017[1]
Class N
Actual	$1,000	$1,011	$1.83
Hypothetical[2]	$1,000	$1,023	$1.84

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period May 1, 2017 to October 31, 2017[1]
Class I
Actual	$1,000	$1,013	$1.47
Hypothetical[2]	$1,000	$1,024	$1.48

[1]	Expenses are equal to the Fund’s annualized expense ratio of 0.36% and 0.29% for Class N and I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.

financial statements october 31, 2017	49

BBH LIMITED DURATION FUND

CONFLICTS OF INTEREST
October 31, 2017 (unaudited)

Conflicts of Interest

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Fund. In addition, certain of such clients (including the Fund) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Fund.

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all investment management clients, including the Fund. BBH, including the Investment Adviser, has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, BBH&Co, including the Investment Adviser, monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH, including the Investment Adviser, has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. The Investment Adviser has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH and the Investment Adviser can face in the operation of its investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser and the Fund has adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

50

BBH LIMITED DURATION FUND

CONFLICTS OF INTEREST (continued)
October 31, 2017 (unaudited)

Other Clients and Allocation of Investment Opportunities. BBH, including the Investment Adviser, manages funds and accounts of clients other than the Fund (“Other Clients”). In general, BBH, including the Investment Adviser, faces conflicts of interest when it renders investment advisory services to different clients and, from time to time, provides dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Fund and BBH’s Other Clients. Investments made by the Fund do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients managed by BBH Accordingly, such Other Clients managed by BBH, may produce results that are materially different from those experienced by the Fund. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by BBH& Co. could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, the investment methods and strategies that the Investment Adviser utilizes in managing the Fund are utilized by BBH, including the Investment Adviser, in managing investments for Other Clients. From time to time, BBH, including the Investment Adviser, establishes, sponsors and is affiliated with other investment pools and accounts which engage in the same or similar businesses as the Fund using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because BBH may have an incentive to allocate investment opportunities to certain accounts or funds. For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts with similar investment strategies.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to

financial statements october 31, 2017	51

BBH LIMITED DURATION FUND

CONFLICTS OF INTEREST (continued)
October 31, 2017 (unaudited)

agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Fund’s administrator is the primary valuation agent of the Fund. BBH values securities and assets in the Fund according to the Fund’s valuation policies. Because the Investment Adviser and BBH’s advisory and administrative fees are calculated by reference to a Fund’s net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Fund may be aggregated with orders for other BBH client accounts. BBH however is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order. Allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, raise a potential conflict of interest because BBH has an incentive to allocate trades to certain accounts or funds.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BBH client accounts, including in connection with BBH client accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other BBH client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BBH client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BBH client accounts may receive the benefit, including disproportionate

52

BBH LIMITED DURATION FUND

CONFLICTS OF INTEREST (continued)
October 31, 2017 (unaudited)

benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BBH client accounts. To the extent that BBH uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BBH receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BBH.

BBH may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BBH believes are useful in its investment decision-making process. BBH may from time to time choose not to engage in the above described arrangements to varying degrees. BBH may also enter into commission sharing arrangements under which BBH may execute transactions through a broker-dealer, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BBH To the extent that BBH engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times.

Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. In selecting the Fund for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Fund benefit from additional fees when the Fund is included as an investment by a discretionary investment advisory client.

financial statements october 31, 2017	53

BBH LIMITED DURATION FUND

CONFLICTS OF INTEREST (continued)
October 31, 2017 (unaudited)

BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available, or are believed by BBH to be unreliable, the Fund’s investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Fund, which could have an adverse effect on the Fund.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business.

54

BBH LIMITED DURATION FUND

ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2017 (unaudited)

The qualified investment income (QII) percentage for the year ended October 31, 2017 was 79.11%. In January 2018, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2017. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

financial statements october 31, 2017	55

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND

(unaudited)

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees

H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	6	None.

Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Consultant to Western World Insurance Group, Inc. (“WWIG”) (January 2010 to January 2012).	6	Director of WWIG.

Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	6	Chairman of Dillon Trust Company.

John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Partner, Certified Public Accountant, KPMG LLP (retired in September 2012).	6	Trustee, Bridge Builder Trust (8 Funds) Director; Teton Advisors, Inc. (a registered investment adviser).

56

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees

Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.; Director of BBH Luxembourg S.C.A. (since 1992).	6	None.

John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); Director of BBH Luxembourg S.C.A. (since 2012); Director of BBH Trust Company (Cayman) Ltd. (since 2012).	6	None.

financial statements october 31, 2017	57

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers

Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.

Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.

Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.

Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since September 2015; Executive Director, Counsel, Morgan Stanley Smith Barney LLC (2009-September 2015).

Keith M. Kelley 140 Broadway New York, NY 10005 Birth Year: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016
Vice President of BBH&Co. since February 2016; joined BBH&Co. in 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014-February 2016); Compliance Manager, State Street Corporation (2013-2014); Associate, J.P. Morgan Chase & Co. (2011-2013).

58

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Suzan M. Barron 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.

Rowena Rothman 140 Broadway New York, NY 10005 Birth Year: 1967	Assistant Treasurer	Since 2011	Vice President of BBH&Co. since 2009.

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
ˆ	The Fund Complex consists of the Trust, which has six series, and each is counted as one “Portfolio” for purposes of this table.

financial statements october 31, 2017	59

Administrator
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265
Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Opinions, forecasts, and discussions about investment strategies represent Fund management’s views as of the date of this commentary and are subject to change without notice. References to specific securities, asset classes, and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as recommendations.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files with the Securities and Exchange Commission (“SEC”) a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2017

BBH INTERMEDIATE MUNICIPAL BOND FUND

BBH INTERMEDIATE MUNICIPAL BOND FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2017

BBH Intermediate Municipal Bond Fund (“the Fund”) Class I had a total return of 3.36% (net of fees and expenses) for the twelve-month period ending October 31, 2017 as compared to the benchmark Barclays Capital 1-15 Year Municipal Index1 which had a return of 1.94%.

The objective of the Intermediate Municipal Bond Fund is to protect our investors’ capital and generate attractive risk-adjusted returns. We seek to achieve this objective by investing in a limited number of durable credits with attractive return potential. We were all excited to celebrate the Fund’s three-year anniversary in early April. Since launching the Fund on April 1, 2014, we have invested in a manner consistent with our criteria and our strategy.

In the Municipal market, valuations are often disconnected from their underlying fundamentals, particularly during periods of heightened market volatility. As the Fund’s fiscal year began, the surprise US Presidential election result sent the municipal market into a tailspin. This was the market’s first serious bout of volatility since the Taper Tantrum of 2013 and we were thankful for the opportunities that emerged as a consequence.

For the twelve-month period, tax-exempt interest rates increased 25 to 30 basis points2 across the yield curve and the performance of credit-sensitive bonds was generally strong. The Fund’s tobacco holdings, New Jersey exposure, positions in California school districts and Auction-Rate Securities (ARS) all contributed positively to performance.

We invest our portfolios from the bottom-up and have continued to identify more opportunities in Revenue Bonds than in General Obligation issues (GO). As of October 31, 2017, the Fund held roughly 61% in Revenue Bonds and 39% in GOs. Beyond traditional credit opportunities, we have also actively invested in bonds with non-standard coupon structures, such as floating rate securities and zero-coupon bonds (zeros). As of October 31st, excluding cash equivalents, the Fund held roughly 20% in floating rate securities (“floaters”) and 19% in zeros. These exposures are consistent with our positioning in recent years.

The majority of the Fund’s floating rate securities are Auction Rate Securities (ARS). We own ARS of issuers we consider high quality and that pay coupons at a multiple of short-term indexes. The income generated from these securities has risen materially as a result of the Federal Reserve’s four rate hikes thus far this cycle. Over the last twelve months, the Fund experienced several par-priced ARS redemptions, notably New Jersey Turnpike and Greenwood Hospital, which materially added to performance.

We have also found significant value in intermediate maturity zero coupon bonds. Relative to comparable quality coupon-bearing debt, the Fund’s zeros offer meaningfully higher yield, no reinvestment risk, and

2

BBH INTERMEDIATE MUNICIPAL BOND FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2017

strong protection from call risk. Owning a combination of floaters and zeros has allowed us to largely avoid the most expensive segment of the municipal yield curve — 1 to 5-year maturities. This positioning helps generate a yield advantage for the Fund.

The municipal market quickly recovered from its post-election weakness and anxiety about tax reform. As 2017 progressed, attractive opportunities became more difficult to identify and we gradually increased the Fund’s reserve positions by selling into market strength. In a repeat of history, the Fund’s fiscal year ended with negative investor sentiment pushing both yields and volatility higher. With our reserves in hand, we are optimistic that market valuations will continue to loosen and produce a growing number of opportunities for investment.

Thank you for your continued confidence and support.

[1]	Barclays Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Barclays Capital Municipal Bond Index, a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax exempt bond market. One cannot invest directly in an index.
[2]	One “basis point” or ”bp” is 1/100th of a percent (0.01% or 0.0001).

financial statements october 31, 2017	3

BBH INTERMEDIATE MUNICIPAL BOND FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2017

Growth of $10,000 Invested in BBH Intermediate Municipal Bond

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund since inception (April 1, 2014) to October 31, 2017 as compared to the BMBB.

$12,000
$11,000
$10,000
$9,000
$11,468
$11,163
4/01/14
4/30/14
7/31/14
10/31/14
1/31/15
4/30/15
7/31/15
10/31/15
1/31/16
4/30/16
7/31/16
10/31/16
1/31/17
4/30/17
7/31/17
10/31/17
BBH Intermediate Municipal Bond Fund*
BMBB

Total Return for the Period Ended October 31, 2017

	One Year	Since Inception
Class N	3.20%	14.68%
Class I	3.36%	15.16%

* net of fees and expenses

The annualized gross expense ratios as shown in the February 28, 2017 prospectus for Class N and Class I shares were 1.03% and 0.68%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The Barclays Municipal Bond 1-15 Year Blend (1-17) Index (“BMBB”) has been adjusted to reflect reinvestment of dividends on securities in the index. The BMBB is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in the index.

4

BBH INTERMEDIATE MUNICIPAL BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of
BBH Intermediate Municipal Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Intermediate Municipal Bond Fund, a series of BBH Trust (the “Trust”), as of October 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBH Intermediate Municipal Bond Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 22, 2017

financial statements october 31, 2017	5

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO ALLOCATION
October 31, 2017

BREAKDOWN BY SECURITY TYPE

	U.S. $ Value	Percent of Net Assets
Municipal Bonds	$86,614,945	99.0%
Cash and Other Assets in Excess of Liabilities	874,913	1.0
NET ASSETS	$87,489,858	100.0%

All data as of October 31, 2017. The Fund’s security type diversification is expressed as a percentage of net assets and may vary over time.

CREDIT QUALITY

	U.S. $ Value	Percent of Total Investments
AAA	$17,724,885	20.5%
AA	27,035,610	31.2
A	35,684,240	41.2
BBB	6,170,210	7.1
TOTAL INVESTMENTS	$86,614,945	100.0%

All data as of October 31, 2017. The Fund’s credit quality is expressed as a percentage of total investments and may vary over time. Ratings are provided by Standard and Poor’s (S&P). Where S&P ratings are not available, they are substituted with Moody’s. S&P and Moody’s are independent third parties.

The accompanying notes are an integral part of these financial statements.

6

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS
October 31, 2017

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (99.0%)
	Arizona (0.7%)
$ 475,000	Salt Verde Financial Corp., Revenue Bonds	12/01/19	5.250%	$510,535
55,000	Salt Verde Financial Corp., Revenue Bonds	12/01/22	5.250	63,306
	Total Arizona			573,841
	California (12.7%)
1,000,000	Anaheim City School District, General Obligation Bonds, NPFG[1]	08/01/26	0.000	806,060
2,000,000	Anaheim City School District, General Obligation Bonds, AGM, NPFG[1]	08/01/29	0.000	1,421,120
750,000	California Pollution Control Financing Authority, Revenue Bonds[2,3]	11/01/40	3.125	779,385
1,000,000	California Statewide Communities Development Authority, Revenue Bonds[2,3]	11/01/33	2.625	1,026,930
1,000,000	Golden State Tobacco Securitization Corp., Revenue Bonds, AGM[1]	06/01/25	0.000	840,840
1,100,000	La Mesa-Spring Valley School District, General Obligation Bonds, NPFG[1]	08/01/26	0.000	876,766
25,000	Long Beach Bond Finance Authority, Revenue Bonds	11/15/19	5.250	26,805
725,000	Long Beach Bond Finance Authority, Revenue Bonds	11/15/22	5.250	834,344
30,000	Long Beach Bond Finance Authority, Revenue Bonds (3-Month USD-LIBOR + 1.450%)[2]	11/15/27	2.331	28,673
500,000	Monterey Peninsula Community College District, General Obligation Bonds[1]	08/01/26	0.000	409,170
1,000,000	Santa Ana Unified School District, General Obligation Bonds, NPFG[1]	08/01/24	0.000	862,580
180,000	State of California, General Obligation Bonds (SIFMA Municipal Swap Index Yield + 1.150%)[2]	05/01/20	2.070	182,808

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	7

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	California (continued)
$ 1,000,000	Ukiah Unified School District, General Obligation Bonds, NPFG[1]	08/01/23	0.000%	$891,420
1,000,000	Ukiah Unified School District, General Obligation Bonds, NPFG[1]	08/01/24	0.000	862,180
590,000	Ukiah Unified School District, General Obligation Bonds, NPFG[1]	08/01/25	0.000	489,311
1,120,000	Whittier Union High School District, General Obligation Bonds[1]	08/01/29	0.000	799,523
	Total California			11,137,915
	Connecticut (0.8%)
725,000	State of Connecticut, General Obligation Bonds (SIFMA Municipal Swap Index Yield + 0.990%)[2]	03/01/25	1.910	720,693
	Total Connecticut			720,693
	Florida (3.0%)
1,005,000	County of Broward Airport System, Revenue Bonds	10/01/25	5.000	1,139,378
1,000,000	County of Hillsborough Solid Waste & Resource Recovery, Revenue Bonds	09/01/24	5.000	1,173,880
35,000	Hillsborough County Aviation Authority, Revenue Bonds	10/01/25	5.000	40,217
10,000	Hillsborough County Aviation Authority, Revenue Bonds	10/01/26	5.000	11,491
250,000	Pinellas County Health Facilities Authority, Revenue Bonds, NPFG[2,3]	11/15/23	1.803	236,257
	Total Florida			2,601,223
	Georgia (4.5%)
1,500,000	Bartow County Development Authority, Revenue Bonds[2,3]	09/01/29	2.050	1,497,675
2,000,000	State of Georgia, General Obligation Bonds	12/01/24	5.000	2,434,040
	Total Georgia			3,931,715

The accompanying notes are an integral part of these financial statements.

8

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Illinois (2.1%)
$ 75,000	Chicago Park District, General Obligation Bonds	01/01/19	3.000%	$76,031
360,000	Chicago Park District, General Obligation Bonds	01/01/19	4.000	369,076
100,000	Chicago Park District, General Obligation Bonds	01/01/19	5.000	103,667
170,000	Chicago Transit Authority, Revenue Bonds, AGC	06/01/19	5.250	174,170
320,000	Chicago Transit Authority, Revenue Bonds, AGC	06/01/22	5.000	333,613
300,000	Chicago Transit Authority, Revenue Bonds, AGC	06/01/23	5.250	307,359
165,000	Chicago Transit Authority, Revenue Bonds, AGC	06/01/24	5.250	169,047
300,000	Illinois Finance Authority, Revenue Bonds[3]	11/07/17	0.910	300,000
	Total Illinois			1,832,963
	Indiana (1.8%)
1,520,000	Indiana University, Revenue Bonds	06/01/29	2.750	1,529,257
	Total Indiana			1,529,257
	Kansas (0.4%)
200,000	City of La Cygne, Revenue Bonds, NPFG[2,3]	04/15/27	1.880	179,320
100,000	City of St. Marys, Revenue Bonds, NPFG[2,3]	04/15/32	1.880	89,471
100,000	City of Wamego, Revenue Bonds, NPFG[2,3]	04/15/32	1.840	88,585
	Total Kansas			357,376
	Maryland (1.4%)
1,000,000	County of Howard, General Obligation Bonds	02/15/27	5.000	1,253,060
	Total Maryland			1,253,060

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	9

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Massachusetts (3.9%)
$ 300,000	Commonwealth of Massachusetts, General Obligation Bonds, AGM[2,3]	11/01/19	2.608%	$302,760
1,500,000	Commonwealth of Massachusetts, Revenue Bonds, AGM[2,3]	06/01/22	2.576	1,569,780
500,000	Massachusetts Clean Water Trust, Revenue Bonds[2,3]	08/01/23	3.255	505,530
1,000,000	Massachusetts Housing Finance Agency, Revenue Bonds	12/01/21	2.500	1,019,420
	Total Massachusetts			3,397,490
	Michigan (7.1%)
220,000	Detroit City School District, General Obligation Bonds, FGIC	05/01/20	6.000	243,091
350,000	Detroit City School District, General Obligation Bonds	05/01/23	5.000	398,013
95,000	Detroit City School District, General Obligation Bonds, BHAC, FGIC	05/01/25	5.250	107,939
90,000	Detroit City School District, General Obligation Bonds, AGM	05/01/27	5.250	108,194
345,000	Detroit City School District, General Obligation Bonds, AGM	05/01/29	6.000	423,743
1,510,000	Detroit City School District, General Obligation Bonds, AGM	05/01/30	5.250	1,856,590
1,000,000	Detroit City School District, General Obligation Bonds, AGM	05/01/32	5.250	1,244,130
105,000	Michigan Finance Authority, Revenue Bonds,	05/01/19	5.000	110,919
1,425,000	New Haven Community Schools, General Obligation Bonds	05/01/26	3.000	1,492,602
200,000	University of Michigan, Revenue Bonds[4]	11/01/17	0.800	200,000
	Total Michigan			6,185,221

The accompanying notes are an integral part of these financial statements.

10

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Minnesota (0.1%)
$ 100,000	City of Minneapolis, Revenue Bonds[4]	11/07/17	0.900%	$100,000
	Total Minnesota			100,000
	Missouri (1.0%)
310,000	Health & Educational Facilities Authority of the State of Missouri, Revenue Bonds, AMBAC[2,3]	06/01/31	1.657	285,693
600,000	Health & Educational Facilities Authority of the State of Missouri, Revenue Bonds, AMBAC[2,3]	06/01/31	1.659	552,671
	Total Missouri			838,364
	Nebraska (0.5%)
355,000	Central Plains Energy Project, Revenue Bonds	09/01/27	5.000	399,091
	Total Nebraska			399,091
	New Hampshire (0.7%)
600,000	New Hampshire Health & Education Facilities Authority Act, Revenue Bonds[4]	11/01/17	0.900	600,000
	Total New Hampshire			600,000
	New Jersey (17.4%)
1,500,000	New Jersey Economic Development Authority, Revenue Bonds (SIFMA Municipal Swap Index Yield + 1.550%)[2]	09/01/27	2.470	1,465,455
1,315,000	New Jersey Transit Corp., Revenue Bonds	09/15/19	5.000	1,383,525
1,125,000	New Jersey Transit Corp., Revenue Bonds	09/15/20	5.000	1,216,339
460,000	New Jersey Transit Corp., Revenue Bonds	09/15/21	5.000	504,468
1,150,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds[1]	12/15/26	0.000	810,025

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	11

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	New Jersey (continued)
$ 1,850,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds[1]	12/15/30	0.000%	$1,068,245
2,500,000	New Jersey Turnpike Authority, Revenue Bonds (1-Month USD- LIBOR + 0.750%)[2]	01/01/30	1.618	2,500,575
8,150,000	Tobacco Settlement Financing Corp., Revenue Bonds[1]	06/01/41	0.000	2,295,937
14,365,000	Tobacco Settlement Financing Corp., Revenue Bonds[1]	06/01/41	0.000	3,958,994
	Total New Jersey			15,203,563
	New York (14.5%)
1,600,000	City of New York, General Obligation Bonds[4]	11/01/17	0.900	1,600,000
200,000	New York City Water & Sewer System, Revenue Bonds[4]	11/01/17	0.880	200,000
300,000	New York City Water & Sewer System, Revenue Bonds[4]	11/01/17	0.880	300,000
400,000	New York City Water & Sewer System, Revenue Bonds[4]	11/01/17	0.900	400,000
1,500,000	New York City Water & Sewer System, Revenue Bonds[4]	11/01/17	0.900	1,500,000
1,000,000	New York State Dormitory Authority, Revenue Bonds	02/15/25	5.000	1,213,770
120,000	New York State Energy Research & Development Authority, Revenue Bonds, AMBAC[2,3]	12/01/23	3.104	117,530
700,000	New York State Energy Research & Development Authority, Revenue Bonds, FGIC[2,3]	06/01/25	3.104	665,503
270,000	New York State Energy Research & Development Authority, Revenue Bonds, AMBAC[2,3]	12/01/25	3.030	265,639

The accompanying notes are an integral part of these financial statements.

12

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	New York (continued)
$ 305,000	New York State Energy Research & Development Authority, Revenue Bonds, AMBAC[2,3]	12/01/26	3.097%	$299,962
600,000	New York State Energy Research & Development Authority, Revenue Bonds, AMBAC[2,3]	03/01/27	3.050	599,294
1,890,000	New York State Energy Research & Development Authority, Revenue Bonds, AMBAC[2,3]	07/01/27	3.100	1,850,423
110,000	New York State Energy Research & Development Authority, Revenue Bonds, AMBAC[2,3]	07/01/27	3.097	107,697
2,000,000	New York State Energy Research & Development Authority, Revenue Bonds, AMBAC[2,3]	05/01/34	1.593	1,893,702
490,000	New York State Energy Research & Development Authority, Revenue Bonds, XLCA[2,3]	07/01/29	3.104	484,580
1,000,000	Port Authority of New York & New Jersey, Revenue Bonds	10/15/27	5.000	1,218,710
	Total New York			12,716,810
	North Carolina (1.9%)
1,405,000	County of Mecklenburg, General Obligation Bonds	04/01/24	5.000	1,691,269
	Total North Carolina			1,691,269
	Ohio (0.3%)
100,000	County of Montgomery, Revenue Bonds[4]	11/01/17	0.900	100,000
200,000	Ohio Higher Educational Facility Commission, Revenue Bonds[4]	11/01/17	0.900	200,000
	Total Ohio			300,000

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	13

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Pennsylvania (5.1%)
$ 150,000	Allegheny County Airport Authority, Revenue Bonds, FGIC	01/01/22	5.000%	$168,144
50,000	Allegheny County Airport Authority, Revenue Bonds, FGIC	01/01/23	5.000	57,007
300,000	Geisinger Authority, Revenue Bonds[4]	11/01/17	0.890	300,000
100,000	Hospitals & Higher Education Facilities Authority of Philadelphia, Revenue Bonds[4]	11/01/17	0.900	100,000
255,000	School District of Philadelphia, General Obligation Bonds, AGM, FGIC	06/01/24	5.000	292,546
1,100,000	School District of Philadelphia, General Obligation Bonds	09/01/24	5.000	1,266,441
1,000,000	School District of Philadelphia, General Obligation Bonds	09/01/27	5.000	1,154,940
1,000,000	State Public School Building Authority, Revenue Bonds	06/01/32	5.000	1,129,910
	Total Pennsylvania			4,468,988
	South Dakota (0.5%)
430,000	Educational Enhancement Funding Corp., Revenue Bonds	06/01/25	5.000	476,909
	Total South Dakota			476,909
	Texas (11.0%)
1,000,000	Allen Independent School District, General Obligation Bonds	02/15/25	5.000	1,215,290
325,000	City of Houston Airport System, Revenue Bonds, AGM[2,3]	07/01/30	2.421	306,652
750,000	City of Houston Airport System, Revenue Bonds, AGM[2,3]	07/01/30	2.461	707,734
475,000	City of Houston Airport System, Revenue Bonds, XLCA[2,3]	07/01/32	2.480	447,037
525,000	City of Houston Airport System, Revenue Bonds, XLCA[2,3]	07/01/32	2.480	494,046

The accompanying notes are an integral part of these financial statements.

14

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Texas (continued)
$ 725,000	City of Houston Airport System, Revenue Bonds, XLCA[2,3]	07/01/32	2.485%	$682,390
1,000,000	Dallas Love Field, Revenue Bonds	11/01/25	5.000	1,187,370
1,000,000	Houston Independent School District, General Obligation Bonds	02/15/25	5.000	1,215,290
2,000,000	State of Texas, General Obligation Bonds	04/01/25	5.000	2,433,000
380,000	Texas Municipal Gas Acquisition & Supply Corp. I, Revenue Bonds	12/15/19	5.250	408,371
95,000	Texas Municipal Gas Acquisition & Supply Corp. I, Revenue Bonds	12/15/20	5.250	104,715
400,000	Texas Municipal Gas Acquisition & Supply Corp. I, Revenue Bonds	12/15/21	5.250	450,644
	Total Texas			9,652,539
	Virginia (2.8%)
2,000,000	County of Arlington, General Obligation Bonds	08/15/25	5.000	2,464,600
	Total Virginia			2,464,600
	Washington (1.2%)
500,000	Port of Seattle, Revenue Bonds	06/01/23	5.000	573,700
425,000	Port of Seattle, Revenue Bonds	06/01/27	3.750	442,591
	Total Washington			1,016,291

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	15

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Wisconsin (3.6%)
$ 280,000	County of Milwaukee Airport, Revenue Bonds	12/01/28	5.250%	$324,377
1,000,000	Public Finance Authority, Revenue Bonds[2,3]	07/01/29	2.000	1,009,680
1,500,000	State of Wisconsin, General Obligation Bonds	05/01/25	5.000	1,831,710
	Total Wisconsin			3,165,767
	Total Municipal Bonds (Identified cost $84,503,902)			86,614,945
TOTAL INVESTMENTS (Identified cost $84,503,902)[5]			99.0%	$86,614,945
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES			1.0%	874,913
NET ASSETS			100.0%	$87,489,858

[1]	Security issued with zero coupon. Income is recognized through accretion of discount.
[2]	Variable rate instrument. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the October 31, 2017 coupon or interest rate.
[3]	This variable rate security is based on a predetermined schedule and the rate at year end also represents the reference rate at year end.
[4]	Variable rate demand note. The maturity date reflects the demand repayment dates. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the coupon or interest rate as of October 31, 2017.
[5]	The aggregate cost for federal income tax purposes is $84,503,902, the aggregate gross unrealized appreciation is $2,173,214, and the aggregate gross unrealized depreciation is $62,171, resulting in net unrealized appreciation of $2,111,043.

Abbreviations:

AGC – Assured Guaranty Corp.

AGM – Assured Guaranty Municipal Corp.

AMBAC – AMBAC Financial Group, Inc.

BHAC – Berkshire Hathaway Assurance Corporation.

FGIC – Financial Guaranty Insurance Company.

LIBOR – London Interbank Offered Rate.

NPFG – National Public Finance Guaranty Corp.

SIFMA – Securities Industry and Financial Markets Association.

XLCA – XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.

16

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	17

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2017

Financial assets within level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include municipal bonds, investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2017.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)*	Significant Other Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)*	Balance as of October 31, 2017
Municipal Bonds**	$—	$86,614,945	$—	$86,614,945
Investments, at value	$—	$86,614,945	$—	$86,614,945

*	The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the period ended October 31, 2017.
**	For geographical breakdown of municipal bond investments, refer to the Portfolio of Investments.

The accompanying notes are an integral part of these financial statements.

18

BBH INTERMEDIATE MUNICIPAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2017

ASSETS:
Investments in securities, at value (Identified cost $84,503,902)	$86,614,945
Cash	371,050
Receivables for:
Interest	589,069
Shares sold	19,468
Investment advisory and administrative fee waiver reimbursement	13,840
Prepaid assets	591
Total Assets	87,608,963

LIABILITIES:
Payables for:
Professional fees	54,159
Investment advisory and administrative fees	28,652
Shares redeemed	6,693
Transfer agent fees	5,394
Custody and fund accounting fees	5,115
Distributor fees	4,286
Shareholder servicing fees	2,580
Board of Trustees’ fees	354
Accrued expenses and other liabilities	11,872
Total Liabilities	119,105
NET ASSETS	$87,489,858
Net Assets Consist of:
Paid-in capital	$84,573,333
Accumulated net realized gain on investments in securities	805,482
Net unrealized appreciation/(depreciation) on investments in securities	2,111,043
Net Assets	$87,489,858
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($15,982,155 ÷ 1,524,419 shares outstanding)	$10.48
CLASS I SHARES
($71,507,703 ÷ 6,828,103 shares outstanding)	$10.47

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	19

BBH INTERMEDIATE MUNICIPAL BOND FUND

STATEMENT OF OPERATIONS
For the year ended October 31, 2017

NET INVESTMENT INCOME:
Income:
Interest	$2,443,517
Other income	122
Total Income	2,443,639

Expenses:
Investment advisory and administrative fees	334,405
Professional fees	64,106
Board of Trustees’ fees	54,743
Custody and fund accounting fees	39,831
Shareholder servicing fees	39,101
Registration fees	34,070
Transfer agent fees	31,113
Distributor fees	17,636
Miscellaneous expenses	35,392
Total Expenses	650,397
Investment advisory and administrative fee waiver	(202,356)
Expense offset arrangement	(709)
Net Expenses	447,332
Net Investment Income	1,996,307

NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments in securities	1,099,658
Net change in unrealized appreciation/(depreciation) on investments in securities	(534,966)
Net Realized and Unrealized Gain	564,692
Net Increase in Net Assets Resulting from Operations	$2,560,999

The accompanying notes are an integral part of these financial statements.

20

BBH INTERMEDIATE MUNICIPAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2017	2016
INCREASE IN NET ASSETS:
Operations:
Net investment income	$1,996,307	$1,682,680
Net realized gain on investments in securities	1,099,658	1,254,006
Net change in unrealized appreciation/(depreciation) on investments in securities	(534,966)	1,415,612
Net increase in net assets resulting from operations	2,560,999	4,352,298
Dividends and distributions declared:
From net investment income:
Class N	(449,944)	(421,806)
Class I	(1,740,315)	(1,260,733)
From net realized gains:
Class N	(307,076)	(54,688)
Class I	(842,969)	(143,942)
Total dividends and distributions declared	(3,340,304)	(1,881,169)
Share transactions:
Proceeds from sales of shares	22,328,960 *	15,152,028
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	1,394,699	720,752
Proceeds from short-term redemption fees	146	542
Cost of shares redeemed	(24,953,058)*	(20,695,368)
Net decrease in net assets resulting from share transactions	(1,229,253)	(4,822,046)
Total decrease in net assets	(2,008,558)	(2,350,917)
NET ASSETS:
Beginning of year	89,498,416	91,849,333
End of year (including undistributed net investment income of $0 and $141, respectively)	$87,489,858	$89,498,416

*	Includes share exchanges. See Note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	21

BBH INTERMEDIATE MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class N share outstanding throughout each period.

				For the period from April 1, 2014 (commencement of operations) to October 31, 2014

	For the years ended October 31,
	2017	2016	2015
Net asset value, beginning of period	$10.56	$10.29	$10.30	$10.00
Income from investment operations:
Net investment income[1]	0.22	0.18	0.15	0.09
Net realized and unrealized gain	0.11	0.29	0.08	0.29
Total income from investment operations	0.33	0.47	0.23	0.38
Less dividends and distributions:
From net investment income	(0.26)	(0.18)	(0.16)	(0.08)
From net realized gains	(0.15)	(0.02)	(0.08)	—
Total dividends and distributions	(0.41)	(0.20)	(0.24)	(0.08)
Short-term redemption fees[1]	0.00 [2]	0.00 [2]	0.00 [2]	—
Net asset value, end of period	$10.48	$10.56	$10.29	$10.30
Total return	3.20%	4.64%	2.29%	3.82%[3]

Ratios/Supplemental data:
Net assets, end of period (in millions)	$16	$23	$26	$1
Ratio of expenses to average net assets before reductions	1.05%	1.03%	1.10%	8.78	% [4]
Fee waiver	0.40%[5]	0.38%[5]	0.45%[5]	8.13%[4,5]
Expense offset arrangement	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[4,6]
Ratio of expenses to average net assets after reductions	0.65%	0.65%	0.65%	0.65%[4]
Ratio of net investment income to average net assets	2.16%	1.73%	1.43%	1.43%[4]
Portfolio turnover rate	125%	77%	142%	91%
Portfolio turnover rate[7]	64%	40%	83%	56%

[1]	Calculated using average shares outstanding for the period.
[2]	Less than $0.01.
[3]	Not annualized.
[4]	Annualized with the exception of audit fees and registration fees.
[5]	The ratio of expenses to average net assets for the years ended October 31, 2017, 2016 and 2015 and the period ended October 31, 2014, reflect fees reduced as result of a contractual operating expense limitation of the share class of 0.65%. The agreement is effective beginning on April 1, 2014 and will terminate on March 1, 2018, unless it is renewed by all parties to the agreement. For the years ended October 31, 2017, 2016 and 2015 and the period from April 1, 2014 to October 31, 2014, the waived fees were $78,871, $92,199, $71,871 and $47,942, respectively.
[6]	Less than 0.01%.
[7]	The portfolio turnover rate excludes variable rate demand notes.

The accompanying notes are an integral part of these financial statements.

22

BBH INTERMEDIATE MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)
Selected per share data and ratios for a Class I share outstanding throughout each period.

				For the period from April 1, 2014 (commencement of operations) to October 31, 2014

	For the years ended October 31,
	2017	2016	2015
Net asset value, beginning of period	$10.55	$10.28	$10.30	$10.00
Income from investment operations:
Net investment income[1]	0.25	0.20	0.18	0.09
Net realized and unrealized gain	0.09	0.29	0.06	0.30
Total income from investment operations	0.34	0.49	0.24	0.39
Less dividends and distributions:
From net investment income	(0.27)	(0.20)	(0.18)	(0.09)
From net realized gains	(0.15)	(0.02)	(0.08)	—
Total dividends and distributions	(0.42)	(0.22)	(0.26)	(0.09)
Short-term redemption fees[1]	0.00 [2]	0.00 [2]	0.00 [2]	—
Net asset value, end of period	$10.47	$10.55	$10.28	$10.30
Total return	3.36%	4.80%	2.33%	3.89%[3]

Ratios/Supplemental data:
Net assets, end of period (in millions)	$71	$66	$66	$52
Ratio of expenses to average net assets before reductions	0.69%	0.68%	0.78%	0.88%[4]
Fee waiver	0.19%[5]	0.18%[5]	0.28%[5]	0.38%[4,5]
Expense offset arrangement	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[4,6]
Ratio of expenses to average net assets after reductions	0.50%	0.50%	0.50%	0.50%[4]
Ratio of net investment income to average net assets	2.46%	1.88%	1.72%	1.49%[4]
Portfolio turnover rate	125%	77%	142%	91%
Portfolio turnover rate[7]	64%	40%	83%	56%

[1]	Calculated using average shares outstanding for the period.
[2]	Less than $0.01.
[3]	Not annualized.
[4]	Annualized with the exception of audit fees and registration fees.
[5]	The ratio of expenses to average net assets for the years ended October 31, 2017, 2016 and 2015 and the period ended October 31, 2014, reflect fees reduced as result of a contractual operating expense limitation of the share class of 0.50%. The agreement is effective for period beginning on April 1, 2014 and will terminate on March 1, 2018, unless it is renewed by all parties to the agreement. For the years ended October 31, 2017, 2016 and 2015 and the period from April 1, 2014 to October 31, 2014, the waived fees were $123,485, $121,168, $163,323 and $137,383, respectively.
[6]	Less than 0.01%.
[7]	The portfolio turnover rate excludes variable rate demand notes.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2017	23

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS
October 31, 2017

1.	Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on April 1, 2014. The Fund offers Class N shares and Class I shares. Class N and Class I shares have different operating expenses. With the exception of class specific expenses, all expenses are allocated between classes based on net assets. Neither Class N shares nor Class I shares automatically convert to any other share class of the Fund. As of October 31, 2017, there were six series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:

A.	Valuation of Investments. Prices of municipal bonds are provided by an external pricing service approved by the Fund’s Board of Trustees (the “Board”). These securities are generally classified as Level 2. The evaluated vendor pricing is based on methods that may include consideration of the following: yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.

B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Interest income is accrued daily and consists of interest accrued, discount earned (including, if any, both original issue and market discount) and premium amortization on the investments of the Fund. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the

24

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

collection of all or a portion of the interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are apportioned amongst each fund in the Trust equally. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D.	Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified in the Statement of Assets & Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2017, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2017, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

E.	Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders, if any, are paid monthly and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amount of $757,020 and $2,583,284

financial statements october 31, 2017	25

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

to Class N and Class I shareholders, respectively, during the year ended October 31, 2017. In addition, the Fund designated a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

The tax character of distributions paid during the years ended October 31, 2017 and 2016, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax exempt income	Tax return of capital	Total distributions paid
2017:	$795,101	$705,293	$1,500,394	$1,839,910	$—	$3,340,304
2016:	474,909	124,475	599,384	1,281,785	—	1,881,169

As of October 31, 2017 and 2016, respectively, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Components of accumulated earnings/(deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated earnings	Accumulated capital and other losses	Other book/tax temporary differences	Book unrealized appreciation/ (depreciation)	Total accumulated earnings / (deficit)
2017:	$108,314	$697,168	$805,482	$—	$—	$2,111,043	$2,916,525
2016:	638,250	511,015	1,149,265	—	—	2,646,009	3,795,274

The Fund did not have a net capital loss carryforward at October 31, 2017.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

To the extent future capital gains are offset by capital loss carryforwards, if any; such gains will not be distributed.

F.	Use of Estimates. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

26

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

3.	Fees and Other Transactions with Affiliates.

A.	Investment Advisory and Administrative Fees. Effective April 1, 2014 (commencement of operations), under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund’s investment advisory and administrative services fee is calculated daily and paid monthly at an annual rate equivalent to 0.40% of the Fund’s average daily net assets. For the year ended October 31, 2017, the Fund incurred $334,405 under the Agreement.

B.	Investment Advisory and Administrative Fee Waiver. Effective April 1, 2014 (commencement of operations), the Investment Adviser contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) of Class N and Class I to 0.65% and 0.50%, respectively. The agreement will terminate on March 1, 2018, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2017, the Investment Adviser waived fees in the amount of $78,871 and $123,485 for Class N and Class I, respectively.

C.	Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.20% of Class N shares’ average daily net assets. For the year ended October 31, 2017, Class N shares of the Fund incurred $39,101 in shareholder servicing fees.

D.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2017, the Fund incurred $39,831 in custody and fund accounting fees. These fees for the Fund were reduced by $709 as a result of an expense offset arrangement with the Fund’s custodian. The credit amount (if any) is disclosed in the Statement of Operations as a reduction to the Fund’s expenses. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds

financial statements october 31, 2017	27

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2017, was $530. This amount is included under line item “Custody and Fund Accounting Fees” in the Statement of Operations.

E.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2017, the Fund incurred $54,743 in independent Trustee compensation and reimbursements.

F.	Affiliated Ownership. As of October 31, 2017, BBH is the owner of record of 49.8% of the total outstanding shares of the Fund.
4.	Investment Transactions. For the year ended October 31, 2017, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, was $104,036,350 and $108,855,666, respectively.
5.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N shares and Class I shares of beneficial interest, at no par value. Transactions in Class N and Class I shares were as follows:
	For the year ended October 31, 2017		For the year ended October 31, 2016
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	453,720	$4,704,644	456,024	$4,784,482
Shares issued in connection with reinvestments of dividends	61,745	633,673	36,145	378,154
Proceeds from short-term redemption fees	N/A	118	N/A	105
Shares redeemed	(1,188,349)	(12,342,086)	(817,062)	(8,568,577)
Net decrease	(672,884)	$(7,003,651)	(324,893)	$(3,405,836)
Class I
Shares sold	1,700,059	$17,624,316	989,906	$10,367,546
Shares issued in connection with reinvestments of dividends	73,690	761,026	32,728	342,598
Proceeds from short-term redemption fees	N/A	28	N/A	437
Shares redeemed	(1,227,128)	(12,610,972)	(1,155,115)	(12,126,791)
Net increase (decrease)	546,621	$5,774,398	(132,481)	$(1,416,210)

28

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

Included in Shares Sold and Shares Redeemed are shareholder exchanges during the year ended October 31, 2017. Specifically:

During the year 2017, 506,895 shares of Class N were exchanged for 507,378 shares of Class I valued at $5,342,523.

6.	Principal Risk Factors and Indemnifications.
A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). In the normal course of business, the Fund may invest in auction rate securities, the liquidity and price of which are subject to the risk of insufficient demand at auction or on a secondary market (auction rate securities risk). Additionally, in the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to redemption of securities by the issuer before maturity (call risk), failure of a counterparty to a transaction to perform (credit risk), changes in interest rates (interest rate risk), higher volatility for securities with longer maturities (maturity risk), difficulty in being able to purchase or sell a security (liquidity risk) and a significant position in municipal securities in a particular state (state-specific risk). Political, legislative and economic events may affect a municipal security’s value, interest payments, repayments of principal and the Fund’s ability to sell it (municipal issuer risk). Additionally, as the Fund’s exposure to similar municipal revenue sectors increases, the Fund will become more sensitive to adverse economic, business or political developments relevant to these sectors (municipal revenue sector risk). The Fund’s use of derivatives creates risks that are different from, or possibly greater than, the risks associated with investing directly in securities as the Fund could lose more than the principal amount invested (derivatives risk). The value of securities held by the Fund may decline in response to certain events, including: those directly involving the companies or issuers whose securities are held by the Fund; conditions affecting the general economy; overall market changes; and political and regulatory events (market risk). While the Fund endeavors to purchase only bona fide tax exempt bonds, there is a risk that a bond may be reclassified by the IRS as a taxable bond creating taxable income for the Fund and its shareholders (taxation risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

financial statements october 31, 2017	29

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2017

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.
7.	Recent pronouncements.
A.	Regulation S-X. In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The changes related to Regulation S-X are reflected in the financial statements.
B.	ASU 2017-08. In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for years, and interim periods within those years, beginning after December 15, 2018. Management is currently evaluating the application of ASU 2017-08 and its impact, if any, on the Fund’s financial statements.
8.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2017 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.

30

BBH INTERMEDIATE MUNICIPAL BOND FUND

DISCLOSURE OF FUND EXPENSES
October 31, 2017 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

financial statements october 31, 2017	31

BBH INTERMEDIATE MUNICIPAL BOND FUND

DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2017 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period May 1, 2017 to October 31, 2017[1]
Class N
Actual	$1,000	$1,036	$3.34
Hypothetical[2]	$1,000	$1,022	$3.31

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period May 1, 2017 to October 31, 2017[1]
Class I
Actual	$1,000	$1,037	$2.57
Hypothetical[2]	$1,000	$1,023	$2.55

[1]	Expenses are equal to the Fund’s annualized expense ratio of 0.65% and 0.50% for Class N and I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.

32

BBH INTERMEDIATE MUNICIPAL BOND FUND

CONFLICT OF INTEREST
October 31, 2017 (unaudited)

Conflicts of Interest

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Fund. In addition, certain of such clients (including the Fund) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Fund.

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all investment management clients, including the Fund. BBH, including the Investment Adviser, has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, BBH&Co., including the Investment Adviser, monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH, including the Investment Adviser, has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. The Investment Adviser has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH and the Investment Adviser can face in the operation of its investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser and the Fund has adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

financial statements october 31, 2017	33

BBH INTERMEDIATE MUNICIPAL BOND FUND

CONFLICT OF INTEREST (continued)
October 31, 2017 (unaudited)

Other Clients and Allocation of Investment Opportunities. BBH, including the Investment Adviser. manages funds and accounts of clients other than the Fund (“Other Clients”). In general, BBH, including the Investment Adviser, faces conflicts of interest when it renders investment advisory services to different clients and, from time to time, provides dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Fund and BBH’s Other Clients. Investments made by the Fund do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients managed by BBH. Accordingly, such Other Clients managed by BBH, may produce results that are materially different from those experienced by the Fund. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by BBH&Co. could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, the investment methods and strategies that the Investment Adviser utilizes in managing the Fund are utilized by BBH, including the Investment Adviser, in managing investments for Other Clients. From time to time, BBH, including the Investment Adviser, establishes, sponsors and is affiliated with other investment pools and accounts which engage in the same or similar businesses as the Fund using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because BBH may have an incentive to allocate investment opportunities to certain accounts or funds. For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts with similar investment strategies.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to

34

BBH INTERMEDIATE MUNICIPAL BOND FUND

CONFLICT OF INTEREST (continued)
October 31, 2017 (unaudited)

agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Fund’s administrator is the primary valuation agent of the Fund. BBH values securities and assets in the Fund according to the Fund’s valuation policies. Because the Investment Adviser and BBH’s advisory and administrative fees are calculated by reference to a Fund’s net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Fund may be aggregated with orders for other BBH client accounts. BBH however is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order. Allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, raise a potential conflict of interest because BBH has an incentive to allocate trades to certain accounts or funds.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BBH client accounts, including in connection with BBH client accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other BBH client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BBH client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BBH client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be

financial statements october 31, 2017	35

BBH INTERMEDIATE MUNICIPAL BOND FUND

CONFLICT OF INTEREST (continued)
October 31, 2017 (unaudited)

provided to the Fund and to such other BBH client accounts. To the extent that BBH uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BBH receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BBH.

BBH may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BBH believes are useful in its investment decision-making process. BBH may from time to time choose not to engage in the above described arrangements to varying degrees. BBH may also enter into commission sharing arrangements under which BBH may execute transactions through a broker-dealer, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BBH to the extent that BBH engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times.

Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. In selecting the Fund for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Fund benefit from additional fees when the Fund is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on

36

BBH INTERMEDIATE MUNICIPAL BOND FUND

CONFLICT OF INTEREST (continued)
October 31, 2017 (unaudited)

behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available, or are believed by BBH to be unreliable, the Fund’s investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Fund, which could have an adverse effect on the Fund.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business.

financial statements october 31, 2017	37

BBH INTERMEDIATE MUNICIPAL BOND FUND

ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2017 (unaudited)

The Fund hereby designates $705,293 as an approximate amount of capital gain dividend for the purpose of dividends paid deduction.

The qualified investment income (QII) percentage for the year ended October 31, 2017 was 100%. In January 2018, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2017. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

38

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND

(unaudited)

Information pertaining to the Trustees and executive officers of the BBH Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	6	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Consultant to Western World Insurance Group, Inc. (“WWIG”) (January 2010 to January 2012).	6	Director of WWIG.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	6	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Partner, Certified Public Accountant, KPMG LLP (Retired in September 2012).	6	Trustee, Bridge Builder Trust (8 Funds) Director; Teton Advisors, Inc. (a registered investment adviser).

financial statements october 31, 2017	39

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.; Director of BBH Luxembourg S.C.A. (since 1992).	6	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); General Partner of BBH&Co. (1998 to 2011). Director of BBH Luxembourg S.C.A. (since 2012); Director of BBH Trust (Cayman) Company Ltd. (since 2012).	6	None.

40

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since September 2015; Executive Director, Counsel, Morgan Stanley Smith Barney LLC (2009-September 2015).
Keith M. Kelley 140 Broadway New York, NY 10005 Birth Year: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016
Vice President of BBH&Co. since February 2016; joined BBH&Co. in 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014-February 2016); Compliance Manager, State Street Corporation (2013-2014); Associate, J.P. Morgan Chase & Co. (2011-2013).

financial statements october 31, 2017	41

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Suzan M. Barron 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.
Rowena Rothman 140 Broadway New York, NY 10005 Birth Year: 1967	Assistant Treasurer	Since 2011	Vice President of BBH&Co. since 2009.

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
ˆ	The Fund Complex consists of the Trust, which has six series, and each is counted as one “Portfolio” for purposes of this table.

42

Administrator
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265
Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Opinions, forecasts, and discussions about investment strategies represent Fund management’s views as of the date of this commentary and are subject to change without notice. References to specific securities, asset classes, and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as recommendations.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files with the Securities and Exchange Commission (“SEC”) a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

 Item 2. Code of Ethics.

As of the period ended October 31, 2017 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer, principal accounting officer or controller or persons performing similar functions. During the Reporting Period, there have been no changes to, amendments to or waivers from, any provision of the code of ethics. A copy of this code of ethics can be obtained upon request, free of charge, by calling (800) 575 - 1265.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that Andrew S. Frazier, John M. Tesoro and Mark M. Collins possess the attributes identified in Instruction (b) of Item 3 to Form N-CSR to each qualify as an “audit committee financial expert,” and has designated Andrew S. Frazier, John M. Tesoro and Mark M. Collins as the Registrant’s audit committee financial experts. Messrs. Andrew S. Frazier, John M. Tesoro and Mark M. Collins are “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $302,000 for 2017 and $274,750 for 2016.

(b)

Audit Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2017 and $0 for 2016.

(c)

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice and tax planning were $36,726 for 2017 and $35,496 for 2016.  These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

(d)

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $40,400 for 2017 and $57,800 for 2016.

The other services provided to the Registrant consisted of examinations pursuant to Rule 17f-2 of the Investment Company Act of 1940, as amended and filings of Form N-17f-2 “Certificate of Accounting of Securities and Similar Investments in the Custody of Management Investment Companies” with the U.S. Securities and Exchange Commission (“17f-2 Services”) in addition to audit services, tax services and 17f-2 Services provided to other series of the Registrant.

(e)(1)

Pursuant to the Registrant’s Audit Committee Charter that has been adopted by the audit committee, the audit committee shall approve all audit and permissible non-audit services to be provided to the Registrant and all permissible non-audit services to be provided to its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The audit committee has delegated to its Chairman the approval of such services subject to reports to the full audit committee at its next subsequent meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0%; Tax Fees were 0%; and Other Fees were 0%.

(f)	Not applicable.
(g)

The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not  including  any sub-adviser whose  role  is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $1,664,835 for 2017 and $1,765,095 for 2016.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable

Item 6. Investments.

(a)	A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's second fiscal quarter of the period covered by this Form N-CSR, that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 12(a)(2) to this Form N-CSR.
(a)(3)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as Exhibit 12(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BBH Trust

By: (Signature and Title)

/s/ Jean-Pierre Paquin

Jean-Pierre Paquin

Title:  President (Principal Executive Officer)

Date: January 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (Signature and Title)

/s/ Jean-Pierre Paquin

Jean-Pierre Paquin

Title: President (Principal Executive Officer)

Date: January 5, 2018

By: (Signature and Title)

/s/ Charles H. Schreiber

Charles H. Schreiber

Title: Treasurer (Principal Financial Officer)

Date: January 5, 2018